Exhibit 10.18

Freddie Mac Loan Number: 504206125

Property Name: The Summit

MULTIFAMILY LOAN AND SECURITY AGREEMENT

(Revised 4-10-2019)

SUMMARY

The following information is incorporated into and deemed part of this Multifamily Loan and Security Agreement.

A.	Parties to Agreement; Date; Loan Amount.

Borrower:	RRE SUMMIT HOLDINGS, LLC, a Delaware limited liability company

Lender:	CBRE CAPITAL MARKETS, INC., a Texas corporation

Date:	June 24, 2019

Loan Amount:	$27,580,000.00

B.	Summary of Loan Terms.

1.	Property Manager:

☒

individually and collectively, Resource Apartment Manager III, LLC, a Delaware limited liability company, as Property Manager, and GREP Atlantic, LLC, a Delaware limited liability company, as Property Sub-Manager, or another residential rental property manager which is approved by Lender in writing.

☐	Not applicable.

2.	SPE Equity Owner:

☐	, a single member Delaware limited liability company

☐	corporation

☒

Not applicable. Borrower will not be required to maintain an SPE Equity Owner in its organizational structure during the term of the Loan and all references to SPE Equity Owner in this Loan Agreement and in the Note will be of no force or effect.

3.	Repair and Reserve Fund Information: [subject to the provisions of Article IV]

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Item	Collect	Deferred	N/A
a. Imposition Reserves: (use an “X” to mark each item as “Collect”, “Deferred”, or “N/A” as appropriate)
Property Insurance premiums or premiums for other Insurance required by Lender under Section 6.10	X
Taxes and payments in lieu of taxes	X
Water/sewer charges that could become a Lien on the Mortgaged Property		X
Ground Rents			X
Assessments/other charges that could become a Lien on the Mortgaged Property, including home owner association dues		X

Item		Yes	No
b. Repairs and Repair Reserve:
Are Repairs required?		X
If Yes, is a Reserve required?			X
Is radon testing required?			X
Are Green Improvements required?		X
If Yes, is a Reserve required?		X
If Yes to Repairs and/or Green Improvements, is a Letter of Credit required?			X

Item		Yes	No
c. Replacement Reserve:
Is a Replacement Reserve required?		X
If Yes, are reserves Funded?		X
If Yes, are reserves Deferred?			X

d. Rental Achievement Reserve:
Is a Rental Achievement Reserve required?			X
If Yes, are reserves in the form of cash?
If Yes, are reserves in the form of a Letter of Credit?

e. Rate Cap Agreement Reserve:
Is a Cap Agreement required?			X
If Yes, is a Rate Cap Agreement Reserve required?
If Yes, are reserves in the form of cash?

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f. Other Reserve(s) required?	X

g. Lease Up Transaction
Is this a Lease Up Transaction?	X
If Yes, are reserves in the form of cash?
If Yes, are reserves in the form of a Letter of Credit?

4.	Purpose of Loan: [see Section 5.24]

☐	Refinance Loan: The Loan is a Refinance Loan.

☒	Acquisition Loan – Mortgaged Property: The Mortgaged Property was or will be purchased from MP Summit, LLC, a Delaware limited liability company (“Property Seller”).

☐	Acquisition Loan – Membership Interests: The Membership Interests were or will be purchased from ______________________(“Membership Interests Seller”).

☐	Supplemental Loan: The Loan is a Supplemental Loan.

☐	Cross-Collateralized/Cross-Defaulted Loan Pool: The Loan is part of a cross-collateralized/cross-defaulted pool of loans described as follows: (check all that are applicable)

☐	being simultaneously made to Borrower and/or Borrower’s Affiliates

☐	made previously to Borrower and/or Borrower’s Affiliates

5.	Moisture Management Plan: [see Section 6.06]

☒	MMP is required for the Mortgaged Property.

☐	MMP is not required for the Mortgaged Property.

6.	Minimum Occupancy: [See Section 6.09(e)] 85%

7.	Insurance – Borrower Proof of Loss: [see Section 6.10(k)]

•	“Borrower Proof of Loss Threshold” means $138,000.

•	“Borrower Proof of Loss Maximum” means $552,000.

8.	O&M Program: [see Section 6.12]

☐	None

☒

Operations and Maintenance Plan for Asbestos-Containing Materials dated August 4, 2015 prepared by Nova Consulting Group, Inc.; Lead Based Paint Operations and Maintenance Program dated August 4, 2015 prepared by Nova

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Consulting Group, Inc.; and Operations and Maintenance Plan for the Management of Polychlorinated Biphenyls (PCBs) prepared by Nova Consulting Group, Inc.

9.	Transfer Information: [see Article VII]

“X” if applicable	Type of Transfer
Transfer to Previously Underwritten Person [see Section 7.03(a)(iii)] Prior Borrower Principal: Previously Underwritten Person:

Co-Owner Transfer [see Section 7.03(a)(iv)] Required Co-Owner: Required Co-Owner Interest in the Mortgaged Property:

TIC Roll-up Transfer [see Section 7.03(a)(v)] Consolidation Borrower Manager:

Preferred Equity Control Take-Over Transfer [see Section 7.03(b)(ii)] Preferred Equity Investor:

Buy-Sell Transfer [see Section 7.03(b)(iii)] Buy-Sell Equity Investor:

10.	Required Equity Owner Requirements: [see Section 7.03(c)(ii)]

“X” if applicable	Required Equity Owner
Name of Required Equity Owner: Required Equity Ownership Interest:

11.	Notice Requirements: [see Section 11.03]

If to Lender:	CBRE Capital Markets, Inc. c/o CBRE Loan Services, Inc. 929 Gessner, Suite 1700 Houston, Texas 77024 Attn: Chief Legal Officer

If to Borrower:	RRE Summit Holdings, LLC

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c/o Resource Real Estate, LLC 1845 Walnut Street, 18th Fl. Philadelphia, Pennsylvania 19103 Attention: Shelle Weisbaum

Courtesy Copy to:	Ledgewood PC Two Commerce Square 2001 Market Street Suite 3400 Philadelphia, Pennsylvania 19103 Attn: Stacy Bedwick, Esq.

12.	Supplemental Financing: [see Section 11.11(b)(v)]

“Maximum	Combined LTV” is 75%.

13.	Senior Instrument:

☒	Not applicable. This Agreement relates to a first lien on the Mortgaged Property. The defined term “Senior Instrument” is not applicable.

☐	This Agreement relates to a Supplemental Loan. “Senior Instrument” means each of the following:

14.	State Specific Provision.

☒	Not applicable.

☐	The applicable State specific provision is set forth in the State Specific Provisions Rider attached to this Agreement.

15.	Reserved.

16.	Reserved.

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C.	Exhibits

X	Exhibit A	Description of the Land (required)

X	Exhibit B	Modifications to Multifamily Loan and Security Agreement

X	Exhibit C	Repair Schedule of Work

X	Exhibit D	Repair Disbursement Request (required)

	Exhibit E	Work Commenced at Mortgaged Property

X	Exhibit F	Capital Replacements (required)

	Exhibit G	Description of Ground Lease

X	Exhibit H	Organizational Chart of Borrower as of the Date of this Loan Agreement (required)

X	Exhibit I	Designated Entities for Transfers and Guarantor(s) (required)

	Exhibit J	Description of Release Parcel

	Exhibit K	Reserved

	Exhibit L	Reserved

	Exhibit M	Reserved

	Exhibit N	Reserved

X	Exhibit O	Borrower’s Certificate of Property Improvement Alterations Completion (required)

X	Exhibit P	Green Improvements Verification Certification

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D.	Attached Riders

Name of Rider	Date Revised
Rider to Multifamily Loan and Security Agreement – Replacement Reserve Fund – Immediate Deposits	7-1-2014
Rider to Multifamily Loan and Security Agreement – Repair Reserve Fund	5-5-2017
Rider to Multifamily Loan and Security Agreement – Cooperation with Rating Agencies and Investors	1-27-2015
Rider to Multifamily Loan and Security Agreement – Guarantor Requirements	2-13-2017
Rider to Multifamily Loan and Security Agreement – Green Improvements	1-2-2019
Rider to Multifamily Loan and Security Agreement – Extended Time Period for Delivery of Certain Borrower Financial Information	10-11-2017
Rider to Multifamily Loan and Security Agreement – Month to Month Leases	5-1-2015
Rider to Multifamily Loan and Security Agreement – Corporate Leases	4-19-2018
Rider to Multifamily Loan and Security Agreement – Termite or Wood Damaging Insect Control	3-1-2014

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5.12	No Prior Assignment; Prepayment of Rents	11
5.13	Illegal Activity	11
5.14	Taxes Paid	11
5.15	Title Exceptions	11
5.16	No Change in Facts or Circumstances	11
5.17	Financial Statements	12
5.18	ERISA – Borrower Status	12
5.19	No Fraudulent Transfer or Preference	12
5.20	No Insolvency or Judgment	13
5.21	Working Capital	13
5.22	Cap Collateral	13
5.23	Ground Lease	13
5.24	Purpose of Loan	13
5.25	Through 5.39 are Reserved	14
5.40	Recycled SPE Borrower	14
5.41	Recycled SPE Equity Owner	14
5.42	through 5.50 are Reserved	14
5.51	Survival	14
5.52	through 5.57 are Reserved	14
5.58	Prohibited Parties Lists	15
5.59	AML Laws	15
5.60	Internal Controls	15
5.61	Crowdfunding	16
5.62	through 5.70 are Reserved	16

ARTICLE VI BORROWER COVENANTS		16

6.01	Compliance with Laws	16
6.02	Compliance with Organizational Documents	16
6.03	Use of Mortgaged Property	16
6.04	Non-Residential Leases	17
6.05	Prepayment of Rents	19
6.06	Inspection	19
6.07	Books and Records; Financial Reporting	21
6.08	Taxes; Operating Expenses; Ground Rents	25
6.09	Preservation, Management and Maintenance of Mortgaged Property	26
6.10	Insurance	31
6.11	Condemnation	36
6.12	Environmental Hazards	39
6.13	Single Purpose Entity Requirements	42
6.14	Repairs and Capital Replacements	48
6.15	Residential Leases Affecting the Mortgaged Property	48
6.16	Litigation; Government Proceedings	49
6.17	Further Assurances and Estoppel Certificates; Lender’s Expenses	49
6.18	Cap Collateral	50
6.19	Ground Lease	50
6.20	ERISA Requirements	50

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6.21	through 6.52 are Reserved	51
6.53	Economic Sanctions Laws; AML Laws	51
6.54	Crowdfunding	52
6.55	through 6.62 are Reserved	52

ARTICLE VII TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER		52

7.01	Prohibited Transfers	52
7.02	Permitted Transfers	53
7.03	Conditionally Permitted Transfers	54
7.04	Preapproved Intrafamily Transfers	64
7.05	Lender’s Consent to Prohibited Transfers	66
7.06	SPE Equity Owner Requirement Following Transfer	70
7.07	Additional Transfer Requirements—External Cap Agreement	70
7.08	Reserved	70
7.09	Reserved	71
7.10	Easement, Restrictive Covenant or Other Encumbrance	71

ARTICLE VIII ACTIONS OR EVENTS RELATING TO GUARANTOR		72

8.01	Guarantor Bankruptcy	72
8.02	Guarantor Status Event	72
8.03	Death of a Guarantor Not in Borrower’s Ownership Structure	72

ARTICLE IX EVENTS OF DEFAULT AND REMEDIES		73

9.01	Events of Default	73
9.02	Protection of Lender’s Security; Security Instrument Secures Future Advances	76
9.03	Remedies	76
9.04	Forbearance	77
9.05	Waiver of Marshalling	78

ARTICLE X RELEASE; INDEMNITY		78

10.01	Release	79
10.02	Indemnity	79
10.03	Reserved	84

ARTICLE XI MISCELLANEOUS PROVISIONS		84

11.01	Waiver of Statute of Limitations, Offsets and Counterclaims	84
11.02	Governing Law; Consent to Jurisdiction and Venue	84
11.03	Notice	85
11.04	Successors and Assigns Bound	86
11.05	Joint and Several (and Solidary) Liability	86
11.06	Relationship of Parties; No Third Party Beneficiary	86
11.07	Severability; Amendments	86
11.08	Disclosure of Information	87
11.09	Determinations by Lender	87
11.10	Sale of Note; Change in Servicer; Loan Servicing	87

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11.11	Supplemental Financing	88
11.12	Defeasance	92
11.13	Lender’s Rights to Sell or Securitize	96
11.14	Cooperation with Rating Agencies and Investors	97
11.15	Letter of Credit Requirements	97
11.16	through 11.18 are Reserved	98
11.19	Reserved	98
11.20	Time is of the Essence	98
11.21	Electronic Signatures	98
11.22	Reserved	99
11.23	Subrogation	99
11.24	Reserved	99

ARTICLE XII	DEFINITIONS	99

ARTICLE XIII	INCORPORATION OF ATTACHED RIDERS	123

ARTICLE XIV	INCORPORATION OF ATTACHED EXHIBITS	123

ARTICLE XV	RESERVED	123

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MULTIFAMILY LOAN AND SECURITY AGREEMENT

THIS MULTIFAMILY LOAN AND SECURITY AGREEMENT (“Loan Agreement”) is dated as of the 24th day of June, 2019 and is made by and between RRE SUMMIT HOLDINGS, LLC, a Delaware limited liability company (“Borrower”), and CBRE CAPITAL MARKETS, INC., a Texas corporation (together with its successors and assigns, “Lender”).

RECITAL

Lender has agreed to make and Borrower has agreed to accept a loan in the original principal amount of $27,580,000.00 (“Loan”). Lender is willing to make the Loan to Borrower upon the terms and subject to the conditions set forth in this Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of these promises, the mutual covenants contained in this Loan Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

ARTICLE I DEFINED TERMS; CONSTRUCTION.

1.01 Defined Terms. Each defined term in this Loan Agreement will have the meaning ascribed to that term in Article XII unless otherwise defined in this Loan Agreement.

1.02	Construction.

(a)	The captions and headings of the Articles and Sections of this Loan Agreement are for convenience only and will be disregarded in construing this Loan Agreement.

(b)

Any reference in this Loan Agreement to an “Exhibit,” an “Article” or a “Section” will, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Loan Agreement or to an Article or Section of this Loan Agreement.

(c)	All Exhibits and Riders attached to or referred to in this Loan Agreement are incorporated by reference in this Loan Agreement.

(d)	Any reference in this Loan Agreement to a statute or regulation will be construed as referring to that statute or regulation as amended from time to time.

(e)	Use of the singular in this Loan Agreement includes the plural and use of the plural includes the singular.

(f)	As used in this Loan Agreement, the term “including” means “including, but not limited to” and the term “includes” means “includes without limitation.”

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(g)	The use of one gender includes the other gender, as the context may require.

(h)

Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document in this Loan Agreement will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in this Loan Agreement), and (ii) any reference in this Loan Agreement to any Person will be construed to include such Person’s successors and assigns.

(i)

Any reference in this Loan Agreement to “Lender’s requirements,” “as required by Lender,” or similar references will be construed, after Securitization, to mean Lender’s requirements or standards as determined in accordance with Lender’s and Loan Servicer’s obligations under the terms of the Securitization documents.

(j)	Any reference in this Loan Agreement to “Lender’s consent,” will be construed to mean Lender’s written consent.

ARTICLE II LOAN.

2.01	Loan Terms. The Loan will be evidenced by the Note and will bear interest and be paid in accordance with the payment terms set forth in the Note.

2.02

Prepayment Premium. Borrower will be required to pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender’s exercise of any right of acceleration of the Indebtedness, as provided in the Note.

2.03

Exculpation. Borrower’s personal liability for payment of the Indebtedness and for performance of the other obligations to be performed by it under this Loan Agreement is limited in the manner, and to the extent, provided in the Note.

2.04

Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender (unless otherwise required by applicable law), in Lender’s sole and absolute discretion. Neither Lender’s acceptance of an amount that is less than all amounts then due and payable, nor Lender’s application of such payment in the manner authorized, will constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Borrower’s obligations under this Loan Agreement, the Note and all other Loan Documents will remain unchanged.

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2.05

Usury Savings. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that charge is reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts will be applied by Lender to reduce the principal amount of the Indebtedness. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection with the Indebtedness which constitute interest, will be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading will be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

2.06

Floating Rate Mortgage – Third-Party Cap Agreement. If (a) the Note does not provide for interest to accrue at a floating or variable interest rate (other than during any Extension Period, if applicable), and (b) a third-party Cap Agreement is not required, then this Section 2.06 and Section 3.04 will be of no force or effect.

(a)

So long as there is no Event of Default, Lender or Loan Servicer will remit to Borrower each Cap Payment received by Lender or Loan Servicer with respect to any month for which Borrower has paid in full the monthly installment of principal and interest or interest only, as applicable, due under the Note. Alternatively, at Lender’s option, so long as there is no Event of Default, Lender may apply a Cap Payment received by Lender or Loan Servicer with respect to any month to the applicable monthly payment of accrued interest due under the Note if Borrower has paid in full the remaining portion of such monthly payment of principal and interest or interest only, as applicable.

(b)

Neither the existence of a Cap Agreement nor anything in this Loan Agreement will relieve Borrower of its primary obligation to timely pay in full all amounts due under the Note and otherwise due on account of the Indebtedness.

ARTICLE III LOAN SECURITY AND GUARANTY.

3.01

Security Instrument. Borrower will execute the Security Instrument dated of even date with this Loan Agreement. The Security Instrument will be recorded in the applicable land records in the Property Jurisdiction.

3.02	Reserve Funds.

(a)

Security Interest. To secure Borrower’s obligations under this Loan Agreement and to further secure Borrower’s obligations under the Note and the other Loan Documents, Borrower conveys, pledges, transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code of the Property Jurisdiction or

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any other applicable law in and to all money in the Reserve Funds, as the same may increase or decrease from time to time, all interest and dividends thereon and all proceeds thereof.

(b)	Supplemental Loan. If this Loan Agreement is entered into in connection with a Supplemental Loan and if the same Person is or becomes both Senior Lender and Supplemental Lender, then:

(i)

Borrower assigns and grants to Supplemental Lender a security interest in the Reserve Funds established in connection with the Senior Indebtedness as additional security for all of Borrower’s obligations under the Supplemental Note.

(ii)

In addition, Borrower assigns and grants to Senior Lender a security interest in the Reserve Funds established in connection with the Supplemental Indebtedness as additional security for all of Borrower’s obligations under the Senior Note.

(iii)

It is the intention of Borrower that all amounts deposited by Borrower in connection with either the Senior Loan Documents, the Supplemental Loan Documents, or both, constitute collateral for the Supplemental Indebtedness secured by the Supplemental Instrument and the Senior Indebtedness secured by the Senior Instrument, with the application of such amounts to such Senior Indebtedness or Supplemental Indebtedness to be at the discretion of Senior Lender and Supplemental Lender.

3.03

Uniform Commercial Code Security Agreement. This Loan Agreement is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subjected to a security interest under the Uniform Commercial Code, for the purpose of securing Borrower’s obligations under this Loan Agreement and to further secure Borrower’s obligations under the Note, Security Instrument and other Loan Documents, whether such Mortgaged Property is owned now or acquired in the future, and all products and cash and non-cash proceeds thereof (collectively, “UCC Collateral”), and by this Loan Agreement, Borrower grants to Lender a security interest in the UCC Collateral.

3.04	Cap Agreement and Cap Collateral Assignment. Reserved.

3.05 Guaranty. Borrower will cause each Guarantor (if any) to execute a Guaranty of all or a portion of Borrower’s obligations under the Loan Documents effective as of the date of this Loan Agreement.

3.06	Reserved.

3.07	Reserved.

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3.08	Reserved.

3.09	Reserved.

ARTICLE IV RESERVE FUNDS AND REQUIREMENTS.

4.01	Reserves Generally.

(a)

Establishment of Reserve Funds; Investment of Deposits. Unless otherwise provided in Section 4.03 and/or Section 4.04, each Reserve Fund will be established on the date of this Loan Agreement and each of the following will apply:

(i)	All Reserve Funds will be deposited in an Eligible Account at an Eligible Institution or invested in “permitted investments” as then defined and required by the Rating Agencies.

(ii)

Lender will not be obligated to open additional accounts or deposit Reserve Funds in additional institutions when the amount of any Reserve Fund exceeds the maximum amount of the federal deposit insurance or guaranty. Borrower acknowledges and agrees that it will not have the right to direct Lender as to any specific investment of monies in any Reserve Fund. Lender will not be responsible for any losses resulting from investment of monies in any Reserve Fund or for obtaining any specific level or percentage of earnings on such investment.

(b)

Interest on Reserve Funds; Trust Funds. Unless applicable law requires, Lender will not be required to pay Borrower any interest, earnings or profits on the Reserve Funds. Any amounts deposited with Lender under this Article IV will not be trust funds, nor will they operate to reduce the Indebtedness, unless applied by Lender for that purpose pursuant to the terms of this Loan Agreement.

(c)

Use of Reserve Funds. Each Reserve Fund will, except as otherwise provided in this Loan Agreement, be used for the sole purpose of paying, or reimbursing Borrower for payment of, the item(s) for which the applicable Reserve Fund was established. Borrower acknowledges and agrees that, except as specified in this Loan Agreement, monies in one Reserve Fund will not be used to pay, or reimburse Borrower for, matters for which another Reserve Fund has been established.

(d)	Termination of Reserve Funds. Upon the payment in full of the Indebtedness, Lender will pay to Borrower all funds remaining in any Reserve Funds.

(e)	Reserved.

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4.02	Reserves for Taxes, Insurance and Other Charges.

(a)

Deposits to Imposition Reserve Deposits. Borrower will deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due, the items marked “Collect” in Part 3, Summary of Loan Terms. Except as provided in Section 4.02(e), Lender will not require Borrower to make Imposition Reserve Deposits with respect to the items marked “Deferred” in Part 3, Summary of Loan Terms.

The amounts deposited pursuant to this Section 4.02(a) are collectively referred to in this Loan Agreement as the “Imposition Reserve Deposits.” The obligations of Borrower for which the Imposition Reserve Deposits are required are collectively referred to in this Loan Agreement as “Impositions.” The amount of the Imposition Reserve Deposits must be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender will maintain records indicating how much of the monthly Imposition Reserve Deposits and how much of the aggregate Imposition Reserve Deposits held by Lender are held for the purpose of paying Taxes, Insurance premiums, Ground Rent (if applicable) and each other Imposition.

(b)

Disbursement of Imposition Reserve Deposits. Lender will apply the Imposition Reserve Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Lender will pay all Impositions from the Imposition Reserve Deposits held by Lender upon Lender’s receipt of a bill or invoice for an Imposition. If Borrower holds a ground lessee interest in the Mortgaged Property and Imposition Reserve Deposits are collected for Ground Rent, then Lender will pay the monthly or other periodic installments of Ground Rent from the Imposition Reserve Deposits, whether or not Lender receives a bill or invoice for such installments. Lender will have no obligation to pay any Imposition to the extent it exceeds the amount of the Imposition Reserve Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office, Ground Lessor (if applicable) or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

(c)

Excess or Deficiency of Imposition Reserve Deposits. If at any time the amount of the Imposition Reserve Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender, the excess will be credited against future installments of Imposition Reserve Deposits. If at any time the amount of the Imposition Reserve Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary, Borrower will pay to Lender the amount of the deficiency within 15 days after Notice from Lender.

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(d)	Delivery of Invoices. Borrower will promptly deliver to Lender a copy of all notices of, and invoices for, Impositions.

(e)

Deferral of Collection of Any Imposition Reserve Deposits; Delivery of Receipts. If Lender does not collect an Imposition Reserve Deposit with respect to an Imposition either marked “Deferred” in Part 3, Summary of Loan Terms or pursuant to a separate written deferral by Lender, then on or before the earlier of the date each such Imposition is due, or the date this Loan Agreement requires each such Imposition to be paid, Borrower will provide Lender with proof of payment of each such Imposition. Upon Notice to Borrower, Lender may revoke its deferral and require Borrower to deposit with Lender any or all of the Imposition Reserve Deposits listed in Part 3, Summary of Loan Terms, regardless of whether any such item is marked “Deferred” (i) if Borrower does not timely pay any of the Impositions, (ii) if Borrower fails to provide timely proof to Lender of such payment, (iii) at any time during the existence of an Event of Default or (iv) upon placement of a Supplemental Loan in accordance with Section 11.11.

(f)	through (i) are Reserved.

4.03	Repairs; Repair Reserve Fund. Reserved.

4.04	Replacement Reserve Fund. Reserved.

4.05	Rental Achievement Provisions. Reserved.

4.06	Debt Service Reserve. Reserved.

4.07	Rate Cap Agreement Reserve Fund. Reserved.

4.08	through 4.20 are Reserved.

ARTICLE V REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Lender as follows as of the date of this Loan Agreement:

5.01	Review of Documents. Borrower has reviewed: (a) the Note, (b) the Security Instrument, (c) the Commitment Letter, and (d) all other Loan Documents.

5.02

Condition of Mortgaged Property. Except as Borrower may have disclosed to Lender in writing in connection with the issuance of the Commitment Letter, the Mortgaged Property has not been damaged by fire, water, wind or other cause of loss, or any previous damage to the Mortgaged Property has been fully restored.

5.03	No Condemnation. No part of the Mortgaged Property has been taken in Condemnation or other like proceeding, and, to the best of Borrower’s knowledge after due inquiry and

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investigation, no such proceeding is pending or threatened for the partial or total Condemnation or other taking of the Mortgaged Property.

5.04	Actions; Suits; Proceedings.

(a)

There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or, to the best of Borrower’s knowledge, threatened in writing against or affecting Borrower (and, if Borrower is a limited partnership, any of its general partners or if Borrower is a limited liability company, any member of Borrower) or the Mortgaged Property which, if adversely determined, would have a Material Adverse Effect.

(b)	Reserved.

5.05

Environmental. Except as previously disclosed by Borrower to Lender in writing (which written disclosure may be in certain environmental assessments and other written reports accepted by Lender in connection with the funding of the Indebtedness and dated prior to the date of this Loan Agreement), each of the following is true:

(a)	Borrower has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions on the Mortgaged Property.

(b)	To the best of Borrower’s knowledge after due inquiry and investigation, no Prohibited Activities or Conditions exist or have existed on the Mortgaged Property.

(c)

The Mortgaged Property does not now contain any underground storage tanks, and, to the best of Borrower’s knowledge after due inquiry and investigation, the Mortgaged Property has not contained any underground storage tanks in the past. If there is an underground storage tank located on the Mortgaged Property that has been previously disclosed by Borrower to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws.

(d)

To the best of Borrower’s knowledge after due inquiry and investigation, Borrower has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials. Without limiting the generality of the foregoing, all Environmental Permits required for the operation of the Mortgaged Property in accordance with Hazardous Materials Laws now in effect have been obtained and all such Environmental Permits are in full force and effect.

(e)

To the best of Borrower’s knowledge after due inquiry and investigation, no event has occurred with respect to the Mortgaged Property that constitutes, or with the passage of time or the giving of notice, or both, would constitute, noncompliance with the terms of any Environmental Permit.

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(f)

There are no actions, suits, claims or proceedings pending or, to the best of Borrower’s knowledge after due inquiry and investigation, threatened in writing, that involve the Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition.

(g)

Borrower has received no actual or constructive notice of any written complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any property that is adjacent to the Mortgaged Property.

5.06

Commencement of Work; No Labor or Materialmen’s Claims. Except as set forth on Exhibit E, prior to the recordation of the Security Instrument, no work of any kind has been or will be commenced or performed upon the Mortgaged Property, and no materials or equipment have been or will be delivered to or upon the Mortgaged Property, for which the contractor, subcontractor or vendor continues to have any rights including the existence of or right to assert or file a mechanic’s or materialmen’s Lien. If any such work of any kind has been commenced or performed upon the Mortgaged Property, or if any such materials or equipment have been ordered or delivered to or upon the Mortgaged Property, then prior to the execution of the Security Instrument, Borrower has satisfied each of the following conditions:

(a)

Borrower has fully disclosed in writing to both the Lender and the title company issuing the Title Policy that work has been commenced or performed on the Mortgaged Property, or materials or equipment have been ordered or delivered to or upon the Mortgaged Property.

(b)

Borrower has obtained and delivered to Lender and the title company issuing the Title Policy Lien waivers from all contractors, subcontractors, suppliers or any other applicable party, pertaining to all work commenced or performed on the Mortgaged Property, or materials or equipment ordered or delivered to or upon the Mortgaged Property.

Borrower represents and warrants that all parties furnishing labor and materials for which a Lien or claim of Lien may be filed against the Mortgaged Property have been paid in full and, except for such Liens or claims insured against by the Title Policy (which Borrower has disclosed pursuant to Section 5.06(a) and which are identified on Exhibit E), there are no mechanics’, laborers’ or materialmen’s Liens or claims outstanding for work, labor or materials affecting the Mortgaged Property, whether prior to, equal with or subordinate to the Lien of the Security Instrument.

5.07	Compliance with Applicable Laws and Regulations.

(a)	To the best of Borrower’s knowledge after due inquiry and investigation, each of the following is true:

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(i) All Improvements and the use of the Mortgaged Property comply with all applicable statutes, rules and regulations, including all applicable statutes, rules and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, environmental protection, zoning and land use (“legal, non-conforming” status with respect to uses or structures will be considered to comply with zoning and land use requirements for the purposes of this representation).

(ii) The Improvements comply with applicable health, fire, and building codes.

(iii) There is no evidence of any illegal activities relating to controlled substances on the Mortgaged Property.

(b)	Reserved.

(c)	Reserved.

5.08

Access; Utilities; Tax Parcels. The Mortgaged Property (a) has ingress and egress via a publicly dedicated right of way or via an irrevocable easement permitting ingress and egress, (b) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (c) constitutes one or more separate tax parcels.

5.09	Licenses and Permits.

(a)

Borrower and any operator of the Mortgaged Property, if applicable, and to the best of Borrower’s knowledge, any commercial tenant of the Mortgaged Property is in possession of all material licenses, permits and authorizations required for use of the Mortgaged Property, which are valid and in full force and effect as of the date of this Loan Agreement.

(b)	through (i) are Reserved.

5.10

No Other Interests. To the best of Borrower’s knowledge after due inquiry and investigation, no Person has (a) any possessory interest in the Mortgaged Property or right to occupy the Mortgaged Property except under and pursuant to the provisions of existing Leases by and between tenants and Borrower (a form of residential lease having been previously provided to Lender together with the material terms of any and all Non-Residential Leases at the Mortgaged Property), or (b) an option to purchase the Mortgaged Property or an interest in the Mortgaged Property, except as has been disclosed to and approved in writing by Lender.

5.11	Term of Leases. All Leases for residential units with respect to the Mortgaged Property satisfy each of the following conditions:

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(a)	They are on forms that are customary for similar multifamily properties in the Property Jurisdiction.

(b)	They are for initial terms of at least 6 months and not more than 2 years (unless otherwise approved in writing by Lender).

(c)	They do not include any Corporate Leases (unless otherwise approved in writing by Lender).

(d)	They do not include options to purchase.

5.12

No Prior Assignment; Prepayment of Rents. Borrower has (a) not executed any prior assignment of Rents (other than an assignment of Rents securing any prior indebtedness that is being assigned to Lender, or that is being paid off and discharged with the proceeds of the Loan evidenced by the Note or, if this Loan Agreement is entered into in connection with a Supplemental Loan, other than an assignment of Rents securing any Senior Indebtedness), and (b) not performed any acts and has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under any Loan Document. At the time of execution of this Loan Agreement, unless otherwise approved by Lender in writing, there has been no prepayment of any Rents for more than 2 months prior to the due dates of such Rents other than the last month’s rent, if collected at the time a tenant enters into a Lease.

5.13	Illegal Activity. No portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

5.14

Taxes Paid. Borrower has filed all federal, state, county and municipal tax returns required to have been filed by Borrower, and has paid all Taxes which have become due pursuant to such returns or to any notice of assessment received by Borrower, and Borrower has no knowledge of any basis for additional assessment with respect to such Taxes. To the best of Borrower’s knowledge after due inquiry and investigation, there are not presently pending any special assessments against the Mortgaged Property or any part of the Mortgaged Property.

5.15

Title Exceptions. To the best of Borrower’s knowledge after due inquiry and investigation, none of the items shown in the schedule of exceptions to coverage in the Title Policy will have a Material Adverse Effect on the (a) ability of Borrower to pay the Loan in full, (b) ability of Borrower to use all or any part of the Mortgaged Property in the manner in which the Mortgaged Property is being used on the Closing Date, except as set forth in Section 6.03, (c) operation of the Mortgaged Property, or (d) value of the Mortgaged Property.

5.16	No Change in Facts or Circumstances.

(a)	All information in the application for the Loan submitted to Lender, including all financial statements for the Mortgaged Property, Borrower, and any Borrower

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Principal, and all Rent Schedules, reports, certificates, and any other documents submitted in connection with the application (collectively, “Loan Application”) is complete and accurate in all material respects as of the date such information was submitted to Lender.

(b)

There has been no change in any fact or circumstance since the Loan Application was submitted to Lender that would make any information submitted as part of the Loan Application materially incomplete or inaccurate.

(c)	The organizational structure of Borrower is as set forth in Exhibit H.

5.17

Financial Statements. The financial statements of Borrower and each Borrower Principal furnished to Lender as part of the Loan Application reflect in each case a positive net worth as of the date of the applicable financial statement.

5.18	ERISA – Borrower Status. Borrower represents as follows:

(a)	Borrower is not an “investment company,” or a company under the Control of an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(b)

Borrower is not an “employee benefit plan,” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or a “plan” to which Section 4975 of the Tax Code applies, and the assets of Borrower do not constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

(c)

Borrower is not a “governmental plan” within the meaning of Section 3(32) of ERISA, and is not subject to state statutes regulating investments or fiduciary obligations with respect to governmental plans.

5.19

No Fraudulent Transfer or Preference. No Borrower or Borrower Principal (a) has made, or is making in connection with and as security for the Loan, a transfer of an interest in the property of Borrower or Borrower Principal to or for the benefit of Lender or otherwise as security for any of the obligations under the Loan Documents which is or could constitute a voidable preference under federal bankruptcy, state insolvency or similar applicable creditors’ rights laws, or (b) has made, or is making in connection with the Loan, a transfer (including any transfer to or for the benefit of an insider under an employment contract) of an interest of Borrower or any Borrower Principal in property which is or could constitute a voidable preference under federal bankruptcy, state insolvency or similar applicable creditors’ rights laws, or (c) has incurred, or is incurring in connection with the Loan, any obligation (including any obligation to or for the benefit of an insider under an employment contract) which is or could constitute a fraudulent transfer under federal bankruptcy, state insolvency, or similar applicable creditors’ rights laws.

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5.20	No Insolvency or Judgment.

(a)

No Pending Proceedings or Judgments. No Borrower or Borrower Principal is (i) the subject of or a party to (other than as a creditor) any completed or pending Bankruptcy, or (ii) the subject of any judgment unsatisfied of record or docketed in any court located in the United States.

(b)

Insolvency. Borrower is not presently insolvent, and the Loan will not render Borrower insolvent. As used in this Section, the term “insolvent” means that the total of all of a Person’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of all of the assets of the Person that are available to satisfy claims of creditors.

5.21

Working Capital. After the Loan is made, Borrower intends to have sufficient working capital, including cash flow from the Mortgaged Property or other sources, not only to adequately maintain the Mortgaged Property, but also to pay all of Borrower’s outstanding debts as they come due (other than any balloon payment due upon the maturity of the Loan). Lender acknowledges that no members or partners of Borrower or any Borrower Principal will be obligated to contribute equity to Borrower for purposes of providing working capital to maintain the Mortgaged Property or to pay Borrower’s outstanding debts except as may otherwise be required under their organizational documents.

5.22	Cap Collateral. Reserved.

5.23	Ground Lease. Reserved.

5.24	Purpose of Loan. The purpose of the Loan is as indicated by the checked boxes in Part B.4, Summary of Loan Terms.

(a)

Refinance Loan: If “Refinance Loan” is checked in Part B.4, Summary of Loan Terms, then Borrower has fully disclosed to Lender the intended use of any cash received by Borrower from Lender in connection with the refinancing, if applicable.

(b)

Acquisition Loan – Mortgaged Property: If “Acquisition Loan – Mortgaged Property” is checked in Part B.4, Summary of Loan Terms, then Borrower has fully disclosed to Lender all the consideration given or received or to be given or received in connection with the acquisition of the Mortgaged Property. The Mortgaged Property was or will be purchased from the Property Seller set forth in Part B.4, Summary of Loan Terms. No Borrower or Borrower Principal has or had, directly or indirectly (through a family member or otherwise), any interest in the Property Seller and the acquisition of the Mortgaged Property is an arm’s-length transaction. To the best of Borrower’s knowledge after due inquiry and investigation, the purchase price of the Mortgaged Property represents the fair

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market value of the Mortgaged Property and Property Seller is not or will not be insolvent subsequent to the sale of the Mortgaged Property.

(c)

Acquisition Loan – Membership Interests: If “Acquisition Loan – Membership Interests” is checked in Part B.4, Summary of Loan Terms, then Borrower has fully disclosed to Lender all the consideration given or received or to be given or received in connection with the acquisition of 100% of the Membership Interests. The Membership Interests were or will be purchased from Membership Interests Seller set forth in Part B.4, Summary of Loan Terms. No Borrower Principal has or had, directly or indirectly (through a family member or otherwise), any interest in the Membership Interests Seller and the acquisition of the Membership Interests is an arm’s-length transaction. To the best of Borrower’s knowledge after due inquiry and investigation, the purchase price of the Membership Interests represents the fair market value of the Membership Interests and Membership Interests Seller is not or will not be insolvent subsequent to the sale of the Membership Interests.

(d)

Supplemental Loan: If “Supplemental Loan” is checked in Part B.4, Summary of Loan Terms, then and, except to the extent specifically required or approved by Lender, there has been no change in the ownership of either the Mortgaged Property or Borrower Principals since the date of the Senior Note. Borrower has fully disclosed to Lender the intended use of any cash received by Borrower from Lender in connection with the Supplemental Loan, if applicable.

(e)

Cross-Collateralized/Cross-Defaulted Loan Pool: If “Cross-Collateralized/Cross-Defaulted Loan Pool” is checked in Part B.4, Summary of Loan Terms, then the Loan is part of a cross-collateralized/cross-defaulted pool of loans and Borrower has fully disclosed to Lender the intended use of any cash received by Borrower from Lender in connection with the Loan and the other loans comprising the cross-collateralized/cross-defaulted loan pool, if applicable.

5.25	through 5.39 are Reserved.

5.40	Recycled SPE Borrower. Reserved.

5.41	Recycled SPE Equity Owner. Reserved.

5.42	through 5.50 are Reserved.

5.51

Survival. The representations and warranties set forth in this Loan Agreement will survive until the Indebtedness is paid in full; however, the representations and warranties set forth in Section 5.05 will survive beyond repayment of the entire Indebtedness, to the extent provided in Section 10.02(i).

5.52	through 5.57 are Reserved.

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5.58	Prohibited Parties Lists.

(a)	Borrower is not identified and to the best of Borrower’s knowledge after due inquiry and investigation, no Borrower Principal nor any Non-U.S. Equity Holder is identified on the OFAC Lists.

(b)	Borrower is not listed and to the best of Borrower’s knowledge after due inquiry and investigation, no Borrower Principal is listed on the FHFA SCP List.

5.59	AML Laws.

(a)	Borrower has not been convicted of a violation of the AML Laws or been the subject of a final enforcement action relating to the AML Laws.

(b)

To the best of Borrower’s knowledge after due inquiry and investigation, no Borrower Principal nor Non-U.S. Equity Holder has been convicted of a violation of the AML Laws or been the subject of a final enforcement action relating to the AML Laws.

(c)

Borrower has not received any notice that it is the subject of any pending proceedings for any violation of the AML Laws and to the best of Borrower’s knowledge it is not the subject of any pending proceedings for any violation of the AML Laws.

(d)	To the best of Borrower’s knowledge after due inquiry and investigation no Borrower Principal nor Non-U.S. Equity Holder is the subject of any pending proceedings for any violation of the AML Laws.

5.60

Internal Controls. Borrower has in place and to the best of Borrower’s knowledge after due inquiry and investigation, Borrower has determined that each Borrower Principal has in place, practices and procedures for the admission of investors which prevent the admission of:

(a)

Any investor that is in violation of any criminal or civil law or regulation intended to prevent money laundering or the funding of terrorist or illegal drug trafficking activities. Notwithstanding the foregoing, Lender acknowledges and agrees that if Borrower or any Borrower Principal is a Public Company, unless such Borrower or Borrower Principal exercises control over the purchase and sale of its publicly traded equity securities to a particular investor (other than as a placement agent), Borrower or such Borrower Principal will not be deemed to make this representation with respect to direct or indirect ownership in such Public Company.

(b)	Any Person that will have a 25% or more ownership interest in the aggregate in Borrower (whether directly or indirectly) that is on the Prohibited Parties Lists.

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(c)	Any Non-U.S. Equity Holder that is on the OFAC Lists.

5.61

Crowdfunding. Except as has been disclosed in writing to and approved in writing by Lender, no direct or indirect ownership (or other economic) interest of 25% or more in the aggregate in Borrower or any Borrower Principal has been marketed or sold to investors through any form of Crowdfunding.

5.62 through 5.70 are Reserved.

ARTICLE VI BORROWER COVENANTS.

6.01

Compliance with Laws. Borrower will comply with all laws, ordinances, rules, regulations and requirements of any Governmental Authority having jurisdiction over the Mortgaged Property and all licenses and permits and all recorded covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, Repairs, Capital Replacements, fair housing, disability accommodation, zoning and land use, applicable building codes, special use permits and environmental regulations, Leases and the maintenance and disposition of tenant security deposits. Borrower will take appropriate measures to prevent, and will not engage in or knowingly permit, any illegal activities at the Mortgaged Property, including those that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the Lien created by the Security Instrument or Lender’s interest in the Mortgaged Property. Borrower will at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 6.01.

6.02

Compliance with Organizational Documents. Borrower will at all times comply with all laws, regulations and requirements of any Governmental Authority relating to Borrower’s formation, continued existence and good standing in its state of formation and, if different, in the Property Jurisdiction. Borrower will at all times comply with its organizational documents, including its partnership agreement (if Borrower is a partnership), its by-laws (if Borrower is a corporation or housing cooperative corporation or association) or its operating agreement (if Borrower is a limited liability company or tenancy-in-common). If Borrower is a housing cooperative corporation or association, Borrower will at all times maintain its status as a “cooperative housing corporation” as such term is defined in Section 216(b) of the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

6.03	Use of Mortgaged Property.

(a)	Unless required by applicable law, without the prior consent of Lender, Borrower will not take any of the following actions:

(i)	Allow changes in the use for which all or any part of the Mortgaged Property is being used at the time this Loan Agreement is executed.

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(ii)	Convert any individual dwelling units or common areas to commercial use.

(iii)	Initiate a change in the zoning classification of the Mortgaged Property or acquiesce to a change in the zoning classification of the Mortgaged Property.

(iv)	Establish any condominium or cooperative regime with respect to the Mortgaged Property beyond any which may be in existence on the date of this Loan Agreement.

(v)	Combine all or any part of the Mortgaged Property with all or any part of a tax parcel which is not part of the Mortgaged Property.

(vi)	Subdivide or otherwise split any tax parcel constituting all or any part of the Mortgaged Property.

(vii)

Add to or change any location at which any of the Mortgaged Property is stored, held or located unless Borrower (A) gives Notice to Lender within 30 days after the occurrence of such addition or change, (B) executes and delivers to Lender any modifications of or supplements to this Loan Agreement that Lender may require, and (C) authorizes the filing of any financing statement which may be filed in connection with this Loan Agreement, as Lender may require.

(viii)	Convert, in whole or in part, any non-residential income producing units to non-income producing units.

(b)	Reserved.

(c)

Notwithstanding anything contained in this Section 6.03 to the contrary, if Borrower is a housing cooperative corporation or association, Lender acknowledges and consents to Borrower’s use of the Mortgaged Property as a housing cooperative.

6.04	Non-Residential Leases.

(a)

Prohibited New Non-Residential Leases or Modified Non-Residential Leases. Except as set forth in Section 6.04(b), Borrower will not enter into any New Non-Residential Lease, enter into any Modified Non-Residential Lease or terminate any Non-Residential Lease (including any Non-Residential Lease in existence on the date of this Loan Agreement) without the prior consent of Lender.

(b)	New Non-Residential Leases or Modified Non-Residential Leases for which Lender’s Consent is Not Required. Lender’s consent will not be required for

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Borrower to enter into a Modified Non-Residential Lease or a New Non-Residential Lease if the Modified Non-Residential Lease or New Non-Residential Lease satisfies each of the following requirements:

(i)	The tenant under the New Non-Residential Lease or Modified Non-Residential Lease is not an Affiliate of Borrower or any Guarantor.

(ii)

The terms of the New Non-Residential Lease or Modified Non-Residential Lease are at least as favorable to Borrower as those customary in the applicable market at the time Borrower enters into the New Non-Residential Lease or Modified Non-Residential Lease.

(iii)

The Rents paid to Borrower pursuant to the New Non-Residential Lease or Modified Non-Residential Lease are not less than 90% of the rents paid to Borrower pursuant to the Non-Residential Lease, if any, for that portion of the Mortgaged Property that was in effect prior to the New Non-Residential Lease or Modified Non-Residential Lease.

(iv)	The term of the New Non-Residential Lease or Modified Non-Residential Lease, including any option to extend, is 10 years or less.

(v)	Any New Non-Residential Lease must provide that the space may not be used or operated, in whole or in part, for any of the following:

(A)

The operation of a so-called “head shop” or other business devoted to the sale of articles or merchandise normally used or associated with illegal or unlawful activities such as, but not limited to, the sale of paraphernalia used in connection with marijuana or controlled drugs or substances.

(B)	A gun shop, shooting gallery or firearms range.

(C)

A so-called massage parlor or any business which sells, rents or permits the viewing of so-called “adult” or pornographic materials such as, but not limited to, adult magazines, books, movies, photographs, sexual aids, sexual articles and sex paraphernalia.

(D)	Any use involving the sale or distribution of any flammable liquids, gases or other Hazardous Materials.

(E)	An off-track betting parlor or arcade.

(F)	A liquor store or other establishment whose primary business is the sale of alcoholic beverages for off-site consumption.

(G)	A burlesque or strip club.

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(H)	Any illegal activity.

(vi)

The aggregate of the income derived from the space leased pursuant to the New Non-Residential Lease accounts for less than 20% of the gross income of the Mortgaged Property on the date that Borrower enters into the New Non-Residential Lease.

(vii)	Such New Non-Residential Lease is not an oil or gas lease, pipeline agreement or other instrument related to the production or sale of oil or natural gas.

(viii)	Any New Non-Residential Lease must satisfy the condition of Section 6.04(d).

(c)

Executed Copies of Non-Residential Leases. Borrower will, without request by Lender, deliver a fully executed copy of each Non-Residential Lease to Lender promptly after such Non-Residential Lease is signed.

(d)

Subordination and Attornment Requirements. All Non-Residential Leases entered into after the date of this Loan Agreement, regardless of whether Lender’s consent or approval is required, will specifically include the following provisions:

(i)

The tenant will attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner.

(ii)	The tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request.

(iii)	The tenant will, upon receipt of a written request from Lender following the occurrence of and during the continuance of an Event of Default, pay all Rents payable under the Lease to Lender.

(iv)	Reserved.

(v)	Reserved.

6.05	Prepayment of Rents. Borrower will not receive or accept Rent under any Lease (whether a residential Lease or a Non-Residential Lease) for more than 2 months in advance.

6.06	Inspection.

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(a)

Right of Entry. Subject to the rights of tenants under Leases, Borrower will permit Lender, its agents, representatives and designees and any interested Governmental Authority to make or cause to be made entries upon and inspections of the Mortgaged Property to inspect, among other things: (i) Repairs, (ii) Capital Replacements, (iii) Restorations, (iv) Property Improvement Alterations, and (v) any other Improvements, both in process and upon completion (including environmental inspections and tests performed by professional inspection engineers) during normal business hours, or at any other reasonable time, upon reasonable Notice to Borrower if the inspection is to include occupied residential units (which Notice need not be in writing). During normal business hours, or at any other reasonable time, Borrower will also permit Lender to examine all books and records and contracts and bills pertaining to the foregoing. Notice to Borrower will not be required in the case of an emergency, as determined in Lender’s Discretion, or when an Event of Default has occurred and is continuing.

(b)

Inspection of Mold. If Lender determines that Mold has or may have developed as a result of a water intrusion event or leak, Lender, at Lender’s Discretion, may require that a professional inspector inspect the Mortgaged Property to confirm whether Mold has developed and, if so, thereafter as frequently as Lender determines is necessary until any issue with Mold and its cause(s) are resolved to Lender’s satisfaction. Such inspection will be limited to a visual and olfactory inspection of the area that has experienced the Mold, water intrusion event or leak. Borrower will be responsible for the cost of each such professional inspection and any remediation deemed to be necessary as a result of the professional inspection. After any issue with Mold is remedied to Lender’s satisfaction, Lender will not require a professional inspection any more frequently than once every 3 years unless Lender otherwise becomes aware of Mold as a result of a subsequent water intrusion event or leak.

(c)

Certification in Lieu of Inspection. If Lender or Loan Servicer determines not to conduct an annual inspection of the Mortgaged Property, and in lieu thereof Lender requests a certification, Borrower will provide to Lender a factually correct certification, each year that the annual inspection is waived, to the following effect:

Borrower has not received any written complaint, notice, letter or other written communication from any tenant, Property Manager or governmental authority regarding mold, fungus, microbial contamination or pathogenic organisms (“Mold”) or any activity, condition, event or omission that causes or facilitates the growth of Mold on or in any part of the Mortgaged Property or, if Borrower has received any such written complaint, notice, letter or other written communication, that Borrower has investigated and determined that no Mold activity, condition or event exists or alternatively has fully and properly remediated such activity,

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condition, event or omission in compliance with the Moisture Management Plan for the Mortgaged Property.

If Borrower is unwilling or unable to provide such certification, Lender may require a professional inspection of the Mortgaged Property at Borrower’s expense.

6.07	Books and Records; Financial Reporting.

(a)	Delivery of Books and Records.

(i)

Borrower will keep and maintain at all times at the Mortgaged Property, Borrower’s main business office, or the Property Manager’s office, and upon Lender’s request will make available at the Mortgaged Property (or, at Borrower’s option, at the Property Manager’s office), complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property. The books, records, contracts, Leases and other instruments will be subject to examination and inspection by Lender at any reasonable time (“Books and Records”).

(ii)

Borrower will keep the Books and Records in accordance with one of the following accounting methods, consistently applied, and Borrower will promptly provide Lender Notice of any change in Borrower’s accounting methods:

(A)	Generally accepted accounting principles (GAAP).

(B)

Tax method of accounting, if under the tax method of accounting, the accrual basis is used for interest expense, real estate taxes and insurance expense, and the cash basis is used for all other items, including income, prepaid rent, utilities and payroll expense. Financial statements may exclude depreciation and amortization.

(C)	Such other method that is acceptable to Lender.

(b)	Delivery of Statement of Income and Expenses; Rent Schedule and Other Statements. Borrower will furnish to Lender each of the following:

(i)	Within 25 days after the end of each calendar quarter prior to Securitization and within 35 days after each calendar quarter after Securitization, each of the following:

(A)	A Rent Schedule dated no earlier than the date that is 5 days prior to the end of such quarter.

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(B)	A statement of income and expenses for Borrower that is either of the following:

(1)	For the 12-month period ending on the last day of such quarter.

(2)

If at the end of such quarter Borrower or any Affiliate of Borrower has owned the Mortgaged Property for less than 12 months, for the period commencing with the acquisition of the Mortgaged Property by Borrower or its Affiliate, and ending on the last day of such quarter.

(C)	When requested by Lender, a balance sheet showing all assets and liabilities of Borrower as of the end of that fiscal quarter.

(ii)	Within 90 days after the end of each fiscal year of Borrower, all of the following:

(A)	An annual statement of income and expenses for Borrower for that fiscal year.

(B)	A balance sheet showing all assets and liabilities of Borrower as of the end of that fiscal year.

(C)

An accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts.

(iii)	Within 30 days after the date of filing, copies of all tax returns filed by Borrower.

(c)	Additional Reporting Requirements Upon Request. Borrower will furnish to Lender each of the following:

(i)

Upon Lender’s request, in Lender’s sole and absolute discretion prior to a Securitization, and thereafter upon Lender’s request in Lender’s Discretion, a monthly Rent Schedule and a monthly statement of income and expenses for Borrower, in each case within 25 days after the end of each month.

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(ii)

Upon Lender’s request in Lender’s sole and absolute discretion prior to a Securitization, and thereafter upon Lender’s request in Lender’s Discretion, within 10 days after such a request from Lender, an organizational chart that identifies all of the following:

(A)	Persons that directly or indirectly Control Borrower and any Designated Entity for Transfers and the interest held by each.

(B)	Persons with a collective equity interest (whether direct or indirect) of 25% or more in Borrower if not already identified pursuant to Section 6.07(c)(ii)(A).

(C)	All Non-U.S. Equity Holders.

If any Designated Entity for Transfers is a Public Company, the organizational chart will not be required to show the ownership of such Public Company.

(iii)

Upon Lender’s request in Lender’s Discretion, such other financial information or property management information (including information on tenants under Leases to the extent such information is available to Borrower, copies of bank account statements from financial institutions where funds owned or controlled by Borrower are maintained, and an accounting of security deposits) as may be required by Lender from time to time, in each case within 30 days after such request.

(iv)

Upon Lender’s request in Lender’s Discretion, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender within 30 days after such request. However, Lender will not require the foregoing more frequently than quarterly except when there has been an Event of Default and such Event of Default is continuing, in which case Lender may require Borrower to furnish the foregoing more frequently.

(d)

Form of Statements; Audited Financials. A natural person having authority to bind Borrower (or the SPE Equity Owner or Guarantor, as applicable), acting in his or her capacity as a manager, general partner or an officer of Borrower, SPE Equity Owner, or Guarantor and not in his or her individual capacity, will certify each of the statements, schedules and reports required by Sections 6.07(b), 6.07(c) and 6.07(f) to be complete and accurate. Each of the statements, schedules and reports required by Sections 6.07(b), 6.07(c) and 6.07(f) will be in such form and contain such detail as Lender may reasonably require. Lender also may require that any of the statements, schedules or reports listed in Sections 6.07(b), 6.07(c) and 6.07(f) be audited at Borrower’s expense by independent certified public

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accountants acceptable to Lender, at any time when an Event of Default has occurred and is continuing or at any time that Lender, in its reasonable judgment, determines that audited financial statements are required for an accurate assessment of the financial condition of Borrower or of the Mortgaged Property.

(e)

Failure to Timely Provide Financial Statements or Additional Reporting. If Borrower fails to provide in a timely manner the statements, schedules and reports required by Sections 6.07(b), 6.07(c) and 6.07(f), Lender will give Notice to Borrower specifying the statements, schedules and reports required by Sections 6.07(b), 6.07(c) and 6.07(f) that Borrower has failed to provide. If Borrower has not provided the required statements, schedules and reports within 10 Business Days following such Notice, then (i) Borrower will pay a late fee of $500 for each late statement, schedule or report, plus an additional $500 per month that any such statement, schedule or report continues to be late, and (ii) Lender will have the right to have Borrower’s books and records audited, at Borrower’s expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender will become immediately due and payable and will become an additional part of the Indebtedness as provided in Section 9.02. Notice to Borrower of Lender’s exercise of its rights to require an audit will not be required in the case of an emergency, as determined in Lender’s Discretion, or when an Event of Default has occurred and is continuing.

(f)

Delivery of Guarantor and SPE Equity Owner Financial Statements. Borrower will cause Guarantor and/or SPE Equity Owner to deliver each of the following to Lender within 10 Business Days following Lender’s request:

(i)

Guarantor’s or SPE Equity Owner’s (as applicable) balance sheet and profit and loss statement (or if such party is a natural person, such party’s personal financial statements) as of the end of (A) the quarter that ended at least 30 days prior to the due date of the requested items, and/or (B) the fiscal year that ended at least 90 days prior to the due date of the requested items.

(ii)	Other Guarantor or SPE Equity Owner (as applicable) financial statements as Lender may reasonably require.

(iii)	Written updates on the status of all litigation proceedings that Guarantor or SPE Equity Owner (as applicable) disclosed or should have disclosed to Lender as of the Closing Date.

(iv)

If an Event of Default has occurred and is continuing, copies of Guarantor’s or SPE Equity Owner’s (as applicable) most recent filed state and federal tax returns, including any current tax return extensions.

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(g)

Reporting Upon Event of Default. If an Event of Default has occurred and is continuing, Borrower will deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

(h)	Credit Reports. Borrower authorizes Lender to obtain a credit report on Borrower at any time.

(i)	Reserved.

(j)	through (m) are Reserved.

6.08 Taxes; Operating Expenses; Ground Rents.

(a)

Payment of Taxes and Ground Rent. Subject to the provisions of Sections 6.08(c) and (d), Borrower will pay or cause to be paid (i) all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment, and (ii) if Borrower’s interest in the Mortgaged Property is as a Ground Lessee, then the monthly or other periodic installments of Ground Rent before the last date upon which each such installment may be made without penalty or interest charges being added.

(b)

Payment of Operating Expenses. Subject to the provisions of Section 6.08(c), Borrower will (i) pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including utilities, Repairs and Capital Replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added, and (ii) pay Insurance premiums prior to the expiration date of each policy of Insurance, unless applicable law specifies some lesser period.

(c)

Payment of Impositions and Reserve Funds. If Lender is collecting Imposition Reserve Deposits pursuant to Article IV, then so long as no Event of Default exists, Borrower will not be obligated to pay any Imposition for which Imposition Reserve Deposits are being collected, whether Taxes, Insurance premiums, Ground Rent (if applicable) or any other individual Impositions, but only to the extent that sufficient Imposition Reserve Deposits are held by Lender for the purpose of paying that specific Imposition and Borrower has timely delivered to Lender any bills or premium notices that it has received with respect to that specific Imposition (other than Ground Rent). Lender will have no liability to Borrower for failing to pay any Impositions to the extent that: (i) any Event of Default has occurred and is continuing, (ii) insufficient Imposition Reserve Deposits are held by Lender at the time an Imposition becomes due and payable, or (iii) Borrower has failed to provide Lender with bills and premium notices as provided in this Section 6.08(c).

(d)	Right to Contest. Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any

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Imposition other than Insurance premiums and Ground Rent (if applicable), if: (i) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (ii) the Mortgaged Property is not in danger of being sold or forfeited, (iii) if Borrower has not already paid the Imposition, Borrower deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (iv) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of reserves established by Borrower to pay the contested Imposition.

6.09	Preservation, Management and Maintenance of Mortgaged Property.

(a)

Maintenance of Mortgaged Property; No Waste. Borrower will keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality. Borrower will not commit waste or permit impairment or deterioration of the Mortgaged Property.

(b)	Abandonment of Mortgaged Property. Borrower will not abandon the Mortgaged Property.

(c)	Preservation of Mortgaged Property.

(i)

Borrower will restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not Insurance proceeds or Condemnation awards are available to cover any costs of such Restoration or repair; provided, however, that Borrower will not be obligated to perform such Restoration or repair if (A) no Event of Default has occurred and is continuing, and (B) Lender has elected to apply any available Insurance proceeds and/or Condemnation awards to the payment of Indebtedness pursuant to Section 6.10(l) or Section 6.11(d).

(ii)

Borrower will give Notice to Lender of and, unless otherwise directed in writing by Lender, will appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender’s security or Lender’s rights under this Loan Agreement.

(d)

Property Management. Borrower will provide for professional management of the Mortgaged Property by the Property Manager at all times under a property management agreement approved by Lender in writing. Borrower will not surrender, terminate, cancel, modify, renew or extend its property management agreement, or enter into any other agreement relating to the management or operation of the Mortgaged Property with Property Manager or any other Person, or consent to (i) the assignment by the Property Manager of its interest under such property management agreement or (ii) the transfer of a controlling interest in the

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Property Manager if the Property Manager is an Affiliate of Borrower, in each case without the consent of Lender, which consent will not be unreasonably withheld.

(i)

If at any time Lender consents to the appointment of a new Property Manager, such new Property Manager and Borrower will, as a condition of Lender’s consent, execute an Assignment of Management Agreement in a form acceptable to Lender.

(ii)

If any such replacement Property Manager is an Affiliate of Borrower, and if a nonconsolidation opinion was delivered on the Closing Date, Borrower will deliver to Lender an updated nonconsolidation opinion in form and substance satisfactory to Lender with regard to nonconsolidation.

(iii)	Reserved.

(e)

Alteration of Mortgaged Property. Borrower will not (and will not permit any tenant or other Person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property, including any removal, demolition or alteration occurring in connection with a rehabilitation of all or part of the Mortgaged Property, except that each of the following is permitted:

(i)	Repairs or Capital Replacements in accordance with the terms and conditions of this Loan Agreement.

(ii)	Any repairs or replacements made in connection with the replacement of tangible Personalty.

(iii)

If Borrower is a cooperative housing corporation or association, repairs or replacements to the extent permitted with respect to individual dwelling units under the form of a proprietary lease or occupancy agreement.

(iv)	Any repairs or replacements in connection with making an individual unit ready for a new occupant or pursuant to Sections 6.09(a) and (c).

(v) Property Improvement Alterations, provided that each of the following conditions is satisfied:

(A)

At least 30 days prior to the commencement of any Property Improvement Alterations, Borrower must submit to Lender a Property Improvement Notice. The Property Improvement Notice must include all of the following information:

(1)	The expected start date and completion date of the Property Improvement Alterations.

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(2)	A description of the anticipated Property Improvement Alterations to be made.

(3)	The projected budget of the Property Improvement Alterations and the source of funding.

If any changes to Property Improvement Alterations as described in the Property Improvement Notice are made that extend beyond the overall scope and intent of the Property Improvement Alterations set forth in the Property Improvement Notice (e.g., renovations changed to renovate common areas but Property Improvement Notice only described renovations to the residential unit bathrooms), then Borrower must submit a new Property Improvement Notice to Lender in accordance with this Section 6.09(e)(v)(A).

(B)

The Property Improvement Alterations may not be commenced within 12 months prior to the Maturity Date without prior consent of the Lender and must be completed at least 6 months prior to the Maturity Date.

(C)	Neither the performance nor completion of the Property Improvement Alterations may result in any of the following:

(1)	An adverse effect on any Major Building System.

(2)	A change in residential unit configurations on a permanent basis.

(3)	An increase or decrease in the total number of residential units.

(4)	The demolition of any existing Improvements.

(5)

A permanent obstruction of tenants’ access to units or a temporary obstruction of tenants’ access to units without a reasonable alternative access provided during the period of renovation which causes the obstruction.

(D)	Reserved.

(E)	The Leases used to calculate Minimum Occupancy for use in Section 6.09(e)(v)(I) must meet all of the following conditions:

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(1)	The Leases are with tenants that are not Affiliates of Borrower or Guarantor (except as otherwise expressly agreed by Lender in writing).

(2)	The Leases are on arms’ length terms and conditions.

(3)	The Leases otherwise satisfy the requirements of the Loan Documents.

(F)

The Property Improvement Alterations must be completed in accordance with Section 6.14 and any reference to Repairs in Sections 6.06 and 6.14 will be deemed to include Property Improvement Alterations.

(G)	Upon completion of the applicable Property Improvement Alterations, Borrower must provide all of the following to the Lender:

(1)	Borrower’s Certificate of Property Improvement Alterations Completion, in the form attached as Exhibit O (“Certificate of Completion”).

(2)

Any other certificates or approval, acceptance or compliance required by Lender, including certificates of occupancy, from any Governmental Authority having jurisdiction over the Mortgaged Property and the Property Improvement Alterations and professional engineers certifications.

(H)	Borrower must deliver to Lender within 10 days of Lender’s request a written status update on the Property Improvement Alterations.

(I)

While Property Improvement Alterations that result in individual residential units not being available for leasing are ongoing, if a Rent Schedule shows that the occupancy of the Mortgaged Property has decreased to less than the Minimum Occupancy, Borrower must take each of the following actions:

(1)	Complete all pending Property Improvement Alterations to such individual residential units in a timely manner until the Mortgaged Property satisfies the Minimum Occupancy requirement.

(2)	Suspend any additional Property Improvement Alterations which would cause residential units to be unavailable for

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leasing until the Mortgaged Property satisfies the Minimum Occupancy requirement.

(J)

If Borrower has commenced Property Improvement Alterations on the Mortgaged Property, then Borrower will deliver to Lender, upon Lender’s request, and in a timely manner, the Certificate of Completion together with such additional information as Lender may request.

(K)

If on the date of this Loan Agreement the Loan amount is $25,000,000 or more, or if the Mortgage is part of a crossed pool of Loans with an aggregate balance of $25,000,000 or more, then at no time during the term of the Loan may any outstanding amounts expended by Borrower for services and/or materials in connection with Property Improvement Alterations that are then due and payable exceed 10% of the original principal loan amount.

(vi)	Reserved.

(vii)	Reserved.

(viii)	Reserved.

(f)

Establishment of MMP. If indicated in Part B.5, Summary of Loan Terms, Borrower will have or will establish and will adhere to the MMP. If Borrower is required to have an MMP, Borrower will keep all MMP documentation at the Mortgaged Property or at the Property Manager’s office and available for review by Lender or the Loan Servicer during any annual assessment or other inspection of the Mortgaged Property that is required by Lender. At a minimum, the MMP must contain a provision for: (i) staff training, (ii) information to be provided to tenants, (iii) documentation of the plan, (iv) the appropriate protocol for incident response and remediation, and (v) routine, scheduled inspections of common space and unit interiors.

(g)

No Reduction of Housing Cooperative Charges. If Borrower is a housing cooperative corporation or association, until the Indebtedness is paid in full, Borrower will not reduce the maintenance fees, charges or assessments payable by shareholders or residents under proprietary leases or occupancy agreements below a level which is sufficient to pay all expenses of Borrower, including all operating and other expenses for the Mortgaged Property and all payments due pursuant to the terms of the Note and any Loan Documents.

(h)	through (l) are reserved.

(m)	Mechanic’s, Materialmen’s and Judgment Liens. If a mechanic’s, materialmen’s or judgment Lien is filed against the Mortgaged Property, Borrower must cause

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the Lien to be released of record, bonded off, or otherwise remedied to Lender’s satisfaction within 60 days after the date of creation of the Lien. However, if Borrower is diligently prosecuting such release or other remedy and advises Lender that such release or remedy cannot be consummated within such 60-day period, Borrower will have an additional period (not exceeding 120 days from the date of creation of the Lien or such earlier time as may be required by applicable law in which the lienor must act to enforce the Lien) within which to obtain such release of record or consummate such other remedy.

6.10

Insurance. At all times during the term of this Loan Agreement, Borrower will maintain at its sole cost and expense, for the mutual benefit of Borrower and Lender, all of the Insurance specified in this Section 6.10, as required by Lender and applicable law, and in such amounts and with such maximum deductibles as Lender may require, as those requirements may change:

(a)

Property Insurance. Borrower will keep the Improvements insured at all times against relevant physical hazards that may cause damage to the Mortgaged Property as Lender may require (“Property Insurance”). Required Property Insurance coverage may include any or all of the following:

(i)

All Risks of Physical Loss. Insurance against loss or damage from fire, wind, hail, and other related perils within the scope of a “Causes of Loss – Special Form” or “All Risk” policy, in an amount not less than the Replacement Cost of the Mortgaged Property.

(ii)

Ordinance and Law. If any part of the Mortgaged Property is legal non-conforming under current building, zoning or land use laws or ordinances, then “Ordinance and Law Coverage” in the amount required by Lender.

(iii)

Flood. If any of the Improvements are located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as a “Special Flood Hazard Area,” flood Insurance in the amount required by Lender.

(iv)

Windstorm. If windstorm and/or windstorm related perils and/or “named storm” (collectively, “Windstorm Coverage”), are excluded from the “Causes of Loss – Special Form” policy required under Section 6.10(a)(i), then separate coverage for such risks, either through an endorsement or a separate policy. Windstorm Coverage will be written in an amount not less than the Replacement Cost of the Mortgaged Property.

(v)

Boiler and Machinery/Equipment Breakdown. If the Mortgaged Property contains a central heating, ventilation and cooling system (“HVAC System”) where steam boilers and/or other pressurized systems are in operation and are regulated by the Property Jurisdiction, Insurance providing coverage in the amount required by Lender.

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(vi)

Builder’s Risk. During any period of construction or Restoration, builder’s risk Insurance (including fire and other perils within the scope of a policy known as “Causes of Loss – Special Form” or “All Risk” policy) in an amount not less than the sum of the related contractual arrangements.

(vii)

Other. Insurance for other physical perils applicable to the Mortgaged Property as may be required by Lender including earthquake, sinkhole, mine subsidence, avalanche, mudslides, and volcanic eruption. If Lender reasonably requires any updated reports or other documentation to determine whether additional Insurance is necessary or prudent, Borrower will pay for the updated reports or other documentation at its sole cost and expense.

(viii)	Reserved.

(ix)	Reserved.

(x)	Reserved.

(b)

Business Income/Rental Value. Business income/rental value Insurance for all relevant perils to be covered in the amount required by Lender, but in no case less than the effective gross income attributable to the Mortgaged Property for the preceding 12 months, as determined by Lender in Lender’s Discretion.

(c)

Commercial General Liability Insurance. Commercial general liability Insurance against legal liability claims for personal and bodily injury, property damage and contractual liability in such amounts and with such maximum deductibles as Lender may require, but not less than $1,000,000 per occurrence and $2,000,000 in the general aggregate on a per-location basis, plus excess and/or umbrella liability coverage in such amounts as Lender may require.

(d)

Terrorism Insurance. Insurance required under Section 6.10(a), Section 6.10(b), and Section 6.10(c) will provide coverage for acts of terrorism. Terrorism coverage may be provided through one or more separate policies, which will be on terms (including amounts) consistent with those required under Section 6.10(a)(i) and (ii) and Section 6.10(b). If Insurance against acts of terrorism is not available at commercially reasonable rates and if the related hazards are not at the time commonly insured against for properties similar to the Mortgaged Property and located in or around the region in which the Mortgaged Property is located, then Lender may opt to temporarily suspend, cap or otherwise limit the requirement to have such terrorism insurance for a period not to exceed one year, unless such suspension or cap is renewed by Lender for additional one year increments.

(e)

Payment of Premiums. All Property Insurance premiums and premiums for other Insurance required under this Section 6.10 will be paid in the manner provided in Article IV, unless Lender has designated in writing another method of payment.

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(f)	Policy Requirements. The following requirements apply with respect to all Insurance required by this Section 6.10:

(i)	All Insurance policies will be in a form approved by Lender.

(ii)

All Insurance policies will be issued by Insurance companies authorized to do business in the Property Jurisdiction and/or acting as eligible surplus insurers in the Property Jurisdiction, which have a general policyholder’s rating satisfactory to Lender.

(iii)	All Property Insurance policies will contain a standard mortgagee or mortgage holder’s clause and a loss payable clause, in favor of, and in a form approved by, Lender.

(iv)	If any Insurance policy contains a coinsurance clause, the coinsurance clause will be offset by an agreed amount endorsement in an amount not less than the Replacement Cost.

(v)	All commercial general liability and excess/umbrella liability policies will name Lender, its successors and/or assigns, as additional insured.

(vi)	Professional liability policies will not include Lender, its successors and/or assigns, as additional insured.

(vii)

All Insurance policies (with the exception of commercial general liability Insurance policies) will provide that the insurer will notify Lender in writing of cancelation of policies at least 10 days before the cancelation of the policy by the insurer for nonpayment of the premium or nonrenewal and at least 30 days before cancelation by the insurer for any other reason.

(g)

Evidence of Insurance; Insurance Policy Renewals. Borrower will deliver to Lender a legible copy of each Insurance policy, and Borrower will promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies. Borrower will ensure that the Mortgaged Property is continuously covered by the required Insurance. Prior to the expiration date of each Insurance policy, Borrower will deliver to Lender evidence acceptable to Lender in Lender’s Discretion that each policy has been renewed. If the evidence of a renewal does not include a legible copy of the renewal policy, Borrower will deliver a legible copy of such renewal no later than the earlier of the following:

(i)	60 days after the expiration date of the original policy.

(ii)	The date of any Notice of an insured loss given to Lender under Section 6.10(i).

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(h)

Compliance With Insurance Requirements. Borrower will comply with all Insurance requirements and will not permit any condition to exist on the Mortgaged Property that would invalidate any part of any Insurance coverage required under this Loan Agreement.

(i)	Obligations Upon Casualty; Proof of Loss.

(i)	If an insured loss occurs, then Borrower will give immediate written notice to the Insurance carrier and to Lender.

(ii)

Borrower authorizes and appoints Lender as attorney in fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of Property Insurance, to appear in and prosecute any action arising from such Property Insurance policies, to collect and receive the proceeds of Property Insurance, to hold the proceeds of Property Insurance, and to deduct from such proceeds Lender’s expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 6.10 will require Lender to incur any expense or take any action.

(j)	Lender’s Options Following a Casualty. Subject to Sections 6.10(k) and (l), Lender may, at Lender’s option, take one of the following actions:

(i)

Require a “repair or replacement” settlement, in which case the proceeds will be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (“Restoration”). If Lender determines to require a repair or replacement settlement and to apply Insurance proceeds to Restoration, Lender will apply the proceeds in accordance with Lender’s then-current policies relating to the Restoration of casualty damage on similar multifamily properties. If Lender, in Lender’s Discretion, retains a professional inspection engineer or other qualified third party to inspect any Restoration items, Lender may charge Borrower an amount sufficient to pay all reasonable costs and expenses charged by such third party inspector.

(ii)	Require an “actual cash value” settlement in which case the proceeds may be applied to the payment of the Indebtedness, whether or not then due.

(k)	Borrower’s Options Following a Casualty. Subject to Section 6.10(l), Borrower may take the following actions:

(i)

If a casualty results in damage to the Mortgaged Property for which the cost of Repairs will be less than the Borrower Proof of Loss Threshold, Borrower will have the sole right to make proof of loss, adjust and compromise the claim and collect and receive any proceeds directly

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without the approval or prior consent of Lender so long as the Insurance proceeds are used solely for the Restoration of the Mortgaged Property.

(ii)

If a casualty results in damage to the Mortgaged Property for which the cost of Repairs will be more than the Borrower Proof of Loss Threshold, but less than the Borrower Proof of Loss Maximum, Borrower is authorized to make proof of loss and adjust and compromise the claim without the prior consent of Lender, and Lender will hold the applicable Insurance proceeds to be used to reimburse Borrower for the cost of Restoration of the Mortgaged Property and will not apply such proceeds to the payment of the Indebtedness.

(iii)

If a casualty results in damage to the Mortgaged Property for which the cost of Repairs will be more than the Borrower Proof of Loss Maximum, Borrower must obtain the consent of Lender prior to making any proof of loss or adjusting or compromising the claim, and Lender will hold the applicable Insurance proceeds to be used to reimburse Borrower for the cost of Restoration of the Mortgaged Property and will not apply such proceeds to the payment of the Indebtedness.

(l)

Lender’s Right to Apply Insurance Proceeds to Indebtedness. Lender will have the right to apply Insurance proceeds to the payment of the Indebtedness if Lender determines, in Lender’s Discretion, that any of the following conditions exist:

(i)	An Event of Default (or any event, which, with the giving of Notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing.

(ii)	There will not be sufficient funds from Insurance proceeds, anticipated contributions of Borrower of its own funds or other sources acceptable to Lender to complete the Restoration.

(iii)

The rental income from the Mortgaged Property after completion of the Restoration will not be sufficient to meet all operating costs and other expenses, deposits to Reserve Funds and Loan repayment obligations relating to the Mortgaged Property.

(iv)

The Restoration will be completed less than (A) 6 months prior to the Maturity Date if re-leasing will be completed prior to the Maturity Date, or (B) 12 months prior to the Maturity Date if re-leasing will not be completed prior to the Maturity Date.

(v)	The Restoration will not be completed within one year after the date of the loss or casualty.

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(vi)

The casualty involved an actual or constructive loss of more than 30% of the fair market value of the Mortgaged Property, and rendered untenantable more than 30% of the residential units of the Mortgaged Property.

(vii)

After completion of the Restoration the fair market value of the Mortgaged Property is expected to be less than the fair market value of the Mortgaged Property immediately prior to such casualty (assuming the affected portion of the Mortgaged Property is re-let within a reasonable period after the date of such casualty).

(viii)	Leases covering less than 35% of the residential units of the Mortgaged Property will remain in full force and effect during and after the completion of Restoration.

(m)

Lender’s Succession to Insurance Policies. If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender will automatically succeed to all rights of Borrower in and to any Insurance policies and unearned Insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

(n)

Payment of Installments After Application of Insurance Proceeds. Unless Lender otherwise agrees in writing, any application of any Insurance proceeds to the Indebtedness will not extend or postpone the due date of any monthly installments referred to in the Note, Article IV of this Loan Agreement or change the amount of such installments.

(o)	Assignment of Insurance Proceeds. Borrower agrees to execute such further evidence of assignment of any Insurance proceeds as Lender may require.

(p)

Borrower Acknowledgment of Lender’s Right to Change Insurance Requirements. Borrower acknowledges and agrees that Lender’s Insurance requirements may change from time to time throughout the term of the Indebtedness to include coverage for the kind of risks customarily insured against and in such minimum coverage amounts and maximum deductibles as are generally required by institutional lenders for properties comparable to the Mortgaged Property.

6.11	Condemnation.

(a)

Rights Generally. Borrower will promptly notify Lender in writing of any action or proceeding or notice relating to any proposed or actual condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (“Condemnation”). Borrower will appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing. Borrower authorizes and appoints Lender

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as attorney in fact for Borrower to commence, appear in and prosecute, in Lender’s or Borrower’s name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation, after consultation with Borrower and consistent with commercially reasonable standards of a prudent lender. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 6.11(a) will require Lender to incur any expense or take any action. Borrower transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

(b)

Application of Award. Lender may hold such awards or proceeds and apply such awards or proceeds, after the deduction of Lender’s expenses incurred in the collection of such amounts (including Attorneys’ Fees and Costs) at Lender’s option, to the Restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower. Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness will not extend or postpone the due date of any monthly installments referred to in the Note or Article IV of this Loan Agreement, or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any Condemnation awards or proceeds as Lender may require.

(c)

Borrower’s Right to Condemnation Proceeds. Notwithstanding any provision to the contrary in this Section 6.11, but subject to Section 6.11(e), in the event of a partial Condemnation of the Mortgaged Property, as long as no Event of Default, or any event which, with the giving of Notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing, in the event of a partial Condemnation resulting in proceeds or awards in the amount of less than $100,000, Borrower will have the sole right to make proof of loss, adjust and compromise the claim and collect and receive any proceeds directly without the approval or prior consent of Lender so long as the proceeds or awards are used solely for the Restoration of the Mortgaged Property.

(d)

Right to Apply Condemnation Proceeds to Indebtedness. In the event of a partial Condemnation of the Mortgaged Property resulting in proceeds or awards in the amount of $100,000 or more and subject to Section 6.11(e), Lender will have the right to apply Condemnation proceeds to the payment of the Indebtedness if Lender determines, in Lender’s Discretion, that any of the following conditions exist:

(i)	An Event of Default (or any event, which, with the giving of Notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing.

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(ii)	There will not be sufficient funds from Condemnation proceeds, anticipated contributions of Borrower of its own funds or other sources acceptable to Lender to complete the Restoration.

(iii)

The rental income from the Mortgaged Property after completion of the Restoration will not be sufficient to meet all operating costs and other expenses, deposits to Reserve Funds and Loan repayment obligations relating to the Mortgaged Property.

(iv)

The Restoration will not be completed at least one year before the Maturity Date (or 6 months before the Maturity Date if re-leasing of the Mortgaged Property will be completed within such 6-month period).

(v)	The Restoration will not be completed within one year after the date of the Condemnation.

(vi)

The Condemnation involved an actual or constructive loss of more than 15% of the fair market value of the Mortgaged Property, and rendered untenantable more than 25% of the residential units of the Mortgaged Property.

(vii)

After Restoration the fair market value of the Mortgaged Property is expected to be less than the fair market value of the Mortgaged Property immediately prior to the Condemnation (assuming the affected portion of the Mortgaged Property is re-let within a reasonable period after the date of the Condemnation).

(viii)	Leases covering less than 35% of residential units of the Mortgaged Property will remain in full force and effect during and after the completion of Restoration.

(e)

Right to Apply Condemnation Proceeds in Connection with a Partial Release. Notwithstanding anything to the contrary set forth in this Loan Agreement, including this Section 6.11, for so long as the Loan or any portion of the Loan is included in a Securitization in which the Note is assigned to a REMIC trust, then each of the following will apply:

(i)

If any portion of the Mortgaged Property is released from the Lien of the Loan in connection with a Condemnation and if the ratio of (A) the unpaid principal balance of the Loan to (B) the value of the Mortgaged Property (with the value of the Mortgaged Property first being reduced by the outstanding principal balance of any Senior Indebtedness or any indebtedness secured by the Mortgaged Property that is at the same level of priority with the Indebtedness and taking into account only the related land and buildings and not any personal property or going-concern value), as determined by Lender in its sole and absolute discretion based on a commercially reasonable valuation method permitted in connection with a

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Securitization, is greater than 125% immediately after such Condemnation and before any Restoration or repair of the Mortgaged Property (but taking into account any planned Restoration or repair of the Mortgaged Property as if such planned Restoration or repair were completed), then Lender will apply any net proceeds or awards from such Condemnation, in full, to the payment of the principal of the Indebtedness whether or not then due and payable, unless Lender has received an opinion of counsel (acceptable to Lender if such opinion is provided by Borrower) that a different application of the net proceeds or awards will not cause such Securitization to fail to meet applicable federal income tax qualification requirements or subject such Securitization to any tax, and the net proceeds or awards are applied in the manner specified in such opinion..

(ii)

If (A) neither Borrower nor Lender has the right to receive any or all net proceeds or awards as a result of the provisions of any agreement affecting the Mortgaged Property (including any Ground Lease (if applicable), condominium document, or reciprocal easement agreement) and, therefore cannot apply the net proceeds or awards to the payment of the principal of the Indebtedness as set forth above, or (B) Borrower receives any or all of the proceeds or awards described in Section 6.11(e)(ii)(A) and fails to apply the proceeds in accordance with Section 6.11(e)(i), then Borrower will prepay the Indebtedness in an amount which Lender, in its sole and absolute discretion, deems necessary to ensure that the Securitization will not fail to meet applicable federal income tax qualification requirements or be subject to any tax as a result of the Condemnation, unless Lender has received an opinion of counsel (acceptable to Lender if such opinion is provided by Borrower) that a different application of the net proceeds or awards will not cause such Securitization to fail to meet applicable federal income tax qualification requirements or subject such Securitization to any tax, and the net proceeds or awards are applied in the manner specified in such opinion.

(f)

Succession to Condemnation Proceeds. If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender will automatically succeed to all rights of Borrower in and to any Condemnation proceeds and awards prior to such sale or acquisition.

6.12	Environmental Hazards.

(a)

Prohibited Activities and Conditions. Except for matters described in this Section 6.12, Borrower will not cause or permit Prohibited Activities or Conditions. Borrower will comply with all Hazardous Materials Laws applicable to the Mortgaged Property. Without limiting the generality of the previous sentence, Borrower will: (i) obtain and maintain all Environmental Permits required by Hazardous Materials Laws and comply with all conditions of such Environmental Permits, (ii) cooperate with any inquiry by any Governmental Authority, and (iii)

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subject to Section 6.12(g), comply with any governmental or judicial order that arises from any alleged Prohibited Activity or Condition.

(b)

Employees, Tenants and Contractors. Borrower will take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Loan Agreement) to prevent its employees, agents and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions. Borrower will not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

(c)

O&M Programs. As required by Lender, Borrower will also have established a written operations and maintenance program with respect to certain Hazardous Materials. Each such operations and maintenance program and any additional or revised operations and maintenance programs established for the Mortgaged Property pursuant to this Section 6.12 must be approved by Lender and will be referred to in this Loan Agreement as an “O&M Program.” Borrower will comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other Persons present on the Mortgaged Property to comply with each O&M Program. Borrower will pay all costs of performance of Borrower’s obligations under any O&M Program, and Lender’s out of pocket costs incurred in connection with the monitoring and review of each O&M Program must be paid by Borrower upon demand by Lender. Any such out-of-pocket costs of Lender that Borrower fails to pay promptly will become an additional part of the Indebtedness as provided in Section 9.02.

(d)	Notice to Lender. Borrower will promptly give Notice to Lender upon the occurrence of any of the following events:

(i)	Borrower’s discovery of any Prohibited Activity or Condition.

(ii)

Borrower’s receipt of or knowledge of any written complaint, order, notice of violation or other communication from any tenant, Property Manager, Governmental Authority or other Person with regard to present or future alleged Prohibited Activities or Conditions, or any other environmental, health or safety matters affecting the Mortgaged Property.

(iii)	Borrower’s breach of any of its obligations under this Section 6.12.

Any such Notice given by Borrower will not relieve Borrower of, or result in a waiver of, any obligation under this Loan Agreement, the Note or any other Loan Document.

(e)	Environmental Inspections, Tests and Audits. Borrower will pay promptly the costs of any environmental inspections, tests or audits, a purpose of which is to

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identify the extent or cause of or potential for a Prohibited Activity or Condition (“Environmental Inspections”), required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender’s consent to any Transfer under Article VII, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist. Any such costs incurred by Lender (including Attorneys’ Fees and Costs and the costs of technical consultants whether incurred in connection with any judicial or administrative process or otherwise) that Borrower fails to pay promptly will become an additional part of the Indebtedness as provided in Section 9.02. As long as: (i) no Event of Default has occurred and is continuing, (ii) Borrower has actually paid for or reimbursed Lender for all costs of any such Environmental Inspections performed or required by Lender, and (iii) Lender is not prohibited by law, contract or otherwise from doing so, Lender will make available to Borrower, without representation of any kind, copies of Environmental Inspections prepared by third parties and delivered to Lender. Lender reserves the right, and Borrower expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by or for Lender with respect to the Mortgaged Property. Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any Environmental Inspections made by or for Lender. Borrower acknowledges that Lender cannot control or otherwise ensure the truthfulness or accuracy of the results of any Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount that a party may bid at such sale. Borrower agrees that Lender will have no liability whatsoever as a result of delivering the results of any Environmental Inspections made by or for Lender to any third-party, and Borrower releases and forever discharges Lender from any and all claims, damages or causes of action arising out of, connected with or incidental to the results of the delivery of any Environmental Inspections made by or for Lender.

(f)

Remedial Work. If any investigation, site monitoring, containment, clean-up, Restoration or other remedial work (“Remedial Work”) is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property, or is otherwise required by Lender as a consequence of any Prohibited Activity or Condition or to prevent the occurrence of a Prohibited Activity or Condition, Borrower will, by the earlier of (i) the applicable deadline required by Hazardous Materials Law, or (ii) 30 days after Notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and must in any event complete the work by the time required by applicable Hazardous Materials Law. If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower will reimburse Lender on demand for the cost

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of doing so. Any reimbursement due from Borrower to Lender will become part of the Indebtedness as provided in Section 9.02.

(g)

Borrower Contest of Order. Notwithstanding Section 6.12(f), Borrower may contest the order of any Governmental Authority in good faith through appropriate proceedings, provided that (i) Borrower has demonstrated to Lender’s satisfaction that any delay in completing Remedial Work pending the outcome of such proceedings would not result in damage to the Mortgaged Property or to persons who use or occupy the Improvements, or otherwise impair Lender’s interest under this Loan Agreement, and (ii) if any delay in completing the Remedial Work results or may result in a Lien against the Mortgaged Property, Borrower must promptly furnish to Lender a bond or other security satisfactory to Lender in an amount not less than 150% of the applicable claim.

6.13	Single Purpose Entity Requirements.

(a)

Single Purpose Entity Requirements. Until the Indebtedness is paid in full, each Borrower and any SPE Equity Owner will remain a “Single Purpose Entity,” which means at all times since its formation and thereafter it will satisfy each of the following conditions:

(i)	It will not engage in any business or activity, other than the ownership, operation and maintenance of the Mortgaged Property and activities incidental thereto.

(ii)

It will not acquire, own, hold, lease, operate, manage, maintain, develop or improve any assets other than the Mortgaged Property and such Personalty as may be necessary for the operation of the Mortgaged Property and will conduct and operate its business as presently conducted and operated.

(iii)

It will preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its formation or organization and will do all things necessary to observe organizational formalities.

(iv)	It will not merge or consolidate with any other Person.

(v)

It will not take any action to dissolve, wind-up, terminate or liquidate in whole or in part; to sell, transfer or otherwise dispose of all or substantially all of its assets; to change its legal structure; transfer or permit the direct or indirect transfer of any partnership, membership or other equity interests, as applicable, other than Transfers permitted under this Loan Agreement; issue additional partnership, membership or other equity interests, as applicable, or seek to accomplish any of the foregoing.

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(vi)

It will not, without the prior unanimous written consent of all of Borrower’s partners, members, or shareholders, as applicable, and, if applicable, the prior unanimous written consent of 100% of the members of the board of directors or of the board of Managers of Borrower or the SPE Equity Owner, take any of the following actions:

(A)	File any insolvency, or reorganization case or proceeding, to institute proceedings to have Borrower or any SPE Equity Owner be adjudicated bankrupt or insolvent.

(B)	Institute proceedings under any applicable insolvency law.

(C)	Seek any relief under any law relating to relief from debts or the protection of debtors.

(D)	Consent to the filing or institution of a Bankruptcy against Borrower or any SPE Equity Owner.

(E)	File a petition seeking, or consent to, reorganization or relief with respect to Borrower or any SPE Equity Owner under any applicable federal or state law relating to bankruptcy or insolvency.

(F)

Seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar official for Borrower or a substantial part of its property or for any SPE Equity Owner or a substantial part of its property.

(G)	Make any assignment for the benefit of creditors of Borrower or any SPE Equity Owner.

(H)	Admit in writing Borrower’s or any SPE Equity Owner’s inability to pay its debts generally as they become due.

(I)	Take action in furtherance of any of the foregoing.

(vii)

It will not amend or restate its organizational documents if such change would cause the provisions set forth in those organizational documents not to comply with the requirements set forth in this Section 6.13.

(viii)	It will not own any subsidiary or make any investment in, any other Person.

(ix)	It will not commingle its assets with the assets of any other Person and will hold all of its assets in its own name.

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(x)	It will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the following:

(A)	The Indebtedness and any further indebtedness as described in Section 11.11 with regard to Supplemental Instruments.

(B)

Customary unsecured trade payables incurred in the ordinary course of owning and operating the Mortgaged Property provided the same are not evidenced by a promissory note, do not exceed, in the aggregate, at any time a maximum amount of 2% of the original principal amount of the Indebtedness and are paid within 60 days of the date incurred.

(C)	through (I) are reserved.

(xi)

It will maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person and will not list its assets as assets on the financial statement of any other Person; provided, however, that Borrower’s assets may be included in a consolidated financial statement of its Affiliate provided that (A) appropriate notation will be made on such consolidated financial statements to indicate the separateness of Borrower from such Affiliate and to indicate that Borrower’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person, and (B) such assets will also be listed on Borrower’s own separate balance sheet.

(xii)

Except for capital contributions or capital distributions permitted under the terms and conditions of its organizational documents, it will only enter into any contract or agreement with any general partner, member, shareholder, principal or Affiliate of Borrower or any Guarantor, or any general partner, member, principal or Affiliate thereof, upon terms and conditions that are commercially reasonable and substantially similar to those that would be available on an arm’s-length basis with third parties.

(xiii)	It will not maintain its assets in such a manner that will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person.

(xiv)

It will not assume or guaranty (excluding any guaranty that has been executed and delivered in connection with the Note) the debts or obligations of any other Person, hold itself out to be responsible for the debts of another Person, pledge its assets to secure the obligations of any other Person or otherwise pledge its assets for the benefit of any other Person, or hold out its credit as being available to satisfy the obligations of any other Person.

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(xv)

It will not make or permit to remain outstanding any loans or advances to any other Person except for those investments permitted under the Loan Documents and will not buy or hold evidence of indebtedness issued by any other Person (other than cash or investment-grade securities).

(xvi)

It will file its own tax returns separate from those of any other Person, unless Borrower (A) is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under applicable law or (B) is required by applicable law to file consolidated tax returns, and will pay any taxes required to be paid under applicable law.

(xvii)

It will hold itself out to the public as a legal entity separate and distinct from any other Person and conduct its business solely in its own name, will correct any known misunderstanding regarding its separate identity and will not identify itself or any of its Affiliates as a division or department of any other Person.

(xviii)

It will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations and will pay its debts and liabilities from its own assets as the same become due; provided, however, that nothing in this Section 6.13(a)(xviii) will require any member or partner of Borrower or any Borrower Principal to make any equity contribution to Borrower.

(xix)	It will allocate fairly and reasonably shared expenses with Affiliates (including shared office space) and use separate stationery, invoices and checks bearing its own name.

(xx)

It will pay (or cause the Property Manager to pay on behalf of Borrower from Borrower’s funds) its own liabilities (including salaries of its own employees) from its own funds; provided, however, that nothing in this Section 6.13(a)(xx) will require any member or partner of Borrower or any Borrower Principal to make any equity contribution to Borrower.

(xxi)	It will not acquire obligations or securities of its partners, members, shareholders, or Affiliates, as applicable.

(xxii)

Except as contemplated or permitted by the property management agreement with respect to the Property Manager, it will not permit any Affiliate or constituent party independent access to its bank accounts.

(xxiii)

It will maintain a sufficient number of employees (if any) in light of its contemplated business operations and pay the salaries of its own employees, if any, only from its own funds; provided, however, that

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nothing in this Section 6.13(a)(xxiii) will require any member or partner of Borrower or any Borrower Principal to make any equity contribution to Borrower.

(xxiv)	If such entity is a single member limited liability company, such entity will satisfy each of the following conditions:

(A)	Be formed and organized under Delaware law.

(B)

Have either one springing member that is a corporation or two springing members who are natural persons. If there is more than one springing member, only one springing member will be the sole member of Borrower or SPE Equity Owner (as applicable) at any one time, and the second springing member will become the sole member only upon the first springing member ceasing to be a member.

(C)

Otherwise comply with all Rating Agencies’ criteria for single member limited liability companies (including the delivery of Delaware single member limited liability company opinions acceptable in all respects to Lender).

(D)	At all times Borrower or SPE Equity Owner (as applicable) will have one and only one member.

(xxv)

If such entity is a single member limited liability company that is board-managed, such entity will have a board of Managers separate from that of Guarantor and any other Person and will cause its board of Managers to keep minutes of board meetings and actions and observe all other Delaware limited liability company required formalities.

(xxvi)

If an SPE Equity Owner is required pursuant to this Loan Agreement, if Borrower is (A) a limited liability company with more than one member, then Borrower has and will have at least one member that is an SPE Equity Owner that has satisfied and will satisfy the requirements of Section 6.13(b) and such member is its managing member, or (B) a limited partnership, then all of its general partners are SPE Equity Owners that have satisfied and will satisfy the requirements set forth in Section 6.13(b).

(xxvii)	Reserved.

(xxviii)	Reserved.

(b)	SPE Equity Owner Requirements. The SPE Equity Owner, if applicable, will at all times since its formation and thereafter comply in its own right (subject to the

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modifications set forth below), and will cause Borrower to comply, with each of the requirements of a Single Purpose Entity. Upon the withdrawal or the disassociation of an SPE Equity Owner from Borrower, Borrower will immediately appoint a new SPE Equity Owner, whose organizational documents are substantially similar to those of the withdrawn or disassociated SPE Equity Owner, and deliver a new nonconsolidation opinion to Lender in form and substance satisfactory to Lender with regard to nonconsolidation by a bankruptcy court of the assets of each of Borrower and SPE Equity Owner with those of its Affiliates.

(i)

With respect to Section 6.13(a)(i), the SPE Equity Owner will not engage in any business or activity other than being the managing member or general partner, as the case may be, of Borrower and owning at least 0.5% equity interest in Borrower.

(ii)	With respect to Section 6.13(a)(ii), the SPE Equity Owner has not and will not acquire or own any assets other than its equity interest in Borrower and personal property related thereto.

(iii)	With respect to Section 6.13(a)(viii), the SPE Equity Owner will not own any subsidiary or make any investment in any other Person, except for Borrower.

(iv)

With respect to Section 6.13(a)(x), the SPE Equity Owner has not and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (A) customary unsecured payables incurred in the ordinary course of owning Borrower provided the same are not evidenced by a promissory note, do not exceed, in the aggregate, at any time a maximum amount of $10,000 and are paid within 60 days of the date incurred, and (B) in its capacity as general partner of Borrower (if applicable).

(v)

With respect to Section 6.13(a)(xiv), the SPE Equity Owner will not assume or guaranty the debts or obligations of any other Person, hold itself out to be responsible for the debts of another Person, pledge its assets to secure the obligations of any other Person or otherwise pledge its assets for the benefit of any other Person, or hold out its credit as being available to satisfy the obligations of any other Person, except for in its capacity as general partner of Borrower (if applicable).

(c)

Effect of Transfer on Single Purpose Entity Requirements. Notwithstanding anything to the contrary in this Loan Agreement, no Transfer will be permitted under Article VII unless the provisions of this Section 6.13 are satisfied at all times.

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6.14	Repairs and Capital Replacements.

(a)

Completion of Repairs. Borrower will commence any Repairs as soon as practicable after the date of this Loan Agreement and will diligently proceed with and complete such Repairs on or before the Completion Date. All Repairs and Capital Replacements will be completed in a good and workmanlike manner, with suitable materials, and in accordance with good building practices and all applicable laws, ordinances, rules, regulations, building setback lines and restrictions applicable to the Mortgaged Property. Borrower agrees to cause the replacement of any material or work that is defective, unworkmanlike or that does not comply with the requirements of this Loan Agreement, as determined by Lender.

(b)

Purchases. Without the prior consent of Lender, no materials, machinery, equipment, fixtures or any other part of the Repairs or Capital Replacements will be purchased or installed under conditional sale contracts or lease agreements, or any other arrangement wherein title to such Repairs or Capital Replacements is retained or subjected to a purchase money security interest, or the right is reserved or accrues to anyone to remove or repossess any such Repairs or Capital Replacements, or to consider them as personal property.

(c)

Lien Protection. Borrower will promptly pay or cause to be paid, when due, all costs, charges and expenses incurred in connection with the construction and completion of the Repairs or Capital Replacements, and will keep the Mortgaged Property free and clear of any and all Liens other than the Lien of the Security Instrument and any other Lien to which Lender has consented.

(d)

Adverse Claims. Borrower will promptly advise Lender in writing of any litigation, Liens or claims affecting the Mortgaged Property and of all complaints and charges made by any Governmental Authority that may delay or adversely affect the Repairs or Capital Replacements.

6.15	Residential Leases Affecting the Mortgaged Property.

(a)	Borrower will, promptly upon Lender’s request, deliver to Lender an executed copy of each residential Lease then in effect.

(b)	All Leases for residential units will satisfy the following conditions:

(i)	They will be on forms that are customary for similar multifamily properties in the Property Jurisdiction.

(ii)	They will be for initial terms of at least 6 months and not more than 2 years (unless otherwise approved in writing by Lender).

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(iii)	They will not include any Corporate Leases (unless otherwise approved in writing by Lender).

(iv)	They will not include options to purchase.

(c)

If Borrower is a cooperative housing corporation or association, notwithstanding anything to the contrary contained in this Loan Agreement, so long as Borrower remains a cooperative housing corporation or association and is not in breach of any covenant of this Loan Agreement, Lender consents to each of the following:

(i)

The execution of Leases for terms in excess of 2 years to a tenant shareholder of Borrower, so long as such Leases, including proprietary Leases, are and will remain subordinate to the Lien of the Security Instrument.

(ii)

The surrender or termination of such Leases where the surrendered or terminated Lease is immediately replaced or where Borrower makes its best efforts to secure such immediate replacement by a newly-executed Lease of the same apartment to a tenant shareholder of Borrower. However, no consent is given by Lender to any execution, surrender, termination or assignment of a Lease under terms that would waive or reduce the obligation of the resulting tenant shareholder under such Lease to pay cooperative assessments in full when due or the obligation of the former tenant shareholder to pay any unpaid portion of such assessments.

(d)	Reserved.

6.16

Litigation; Government Proceedings. Borrower will give prompt Notice to Lender of any litigation or governmental proceedings pending or, to the best of Borrower’s knowledge, threatened in writing against Borrower or any Borrower Principal which might have a Material Adverse Effect. As and when requested by Lender, Borrower will provide Lender with written updates on the status of all litigation or governmental proceedings affecting Borrower or any Borrower Principal.

6.17	Further Assurances and Estoppel Certificates; Lender’s Expenses. Within 10 days after a request from Lender, in Lender’s Discretion, Borrower will take each of the following actions:

(a)

Deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any Person designated by Lender, as of the date of such statement: (i) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications), (ii) the unpaid principal balance of the Note, (iii) the date to which interest under the Note has been paid, (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Loan Agreement or any of the other Loan Documents (or, if Borrower is in

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default, describing such default in reasonable detail), (v) whether there are any then-existing setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents, and (vi) any additional facts requested by Lender.

(b)

Execute, acknowledge and/or deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements or amendments, transfers and assurances as Lender may require from time to time in order to better assure, grant and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Loan Agreement and the Loan Documents or in connection with Lender’s consent rights under Article VII.

Borrower acknowledges and agrees that, in connection with each request by Borrower under this Loan Agreement or any Loan Document, Borrower will pay all reasonable Attorneys’ Fees and Costs and expenses incurred by Lender and Loan Servicer, including any fees charged by the Rating Agencies, if applicable, regardless of whether the matter is approved, denied or withdrawn. Any amounts payable by Borrower under this Loan Agreement will be deemed a part of the Indebtedness, will be secured by the Security Instrument and will bear interest at the Default Rate if not fully paid within 10 days of written demand for payment.

6.18	Cap Collateral. Reserved.

6.19	Ground Lease. Reserved.

6.20	ERISA Requirements.

(a)

Borrower will not engage in any transaction which would cause an obligation, or action taken or to be taken under this Loan Agreement (or the exercise by Lender of any of its rights under the Note, this Loan Agreement or any of the other Loan Documents) to be a non-exempt prohibited transaction under ERISA or Section 4975 of the Tax Code.

(b)

Borrower will deliver to Lender such certifications or other evidence from time to time throughout the term of this Loan Agreement, as requested by Lender in Lender’s Discretion, confirming each of the following:

(i)

Borrower is not an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, a “plan” to which Section 4975 of the Tax Code applies, or an entity whose underlying assets constitute “plan assets” of one or more of such plans.

(ii)	Borrower is not a “governmental plan” within the meaning of Section 3(32) of ERISA.

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(iii)	Borrower is not subject to state statutes regulating investments or fiduciary obligations with respect to governmental plans.

(iv)	One or more of the following circumstances is true:

(A)	Equity interests in Borrower are publicly offered securities within the meaning of 29 C.F.R. Section 2510.3-101(b)(2), as amended from time to time or any successor provision.

(B)

Less than 25% of each outstanding class of equity interests in Borrower are held by “benefit plan investors” within the meaning of Section 3(42) of ERISA, as amended from time to time or any successor provision.

(C)

Borrower qualifies as either an “operating company” or a “real estate operating company” within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e), as either may be amended from time to time or any successor provisions, or is an investment company registered under the Investment Company Act of 1940.

(v)	Reserved

6.21 through 6.52 are Reserved.

6.53	Economic Sanctions Laws; AML Laws.

(a)

Borrower will comply with the Economic Sanctions Laws and AML Laws, as applicable, and Borrower will take reasonable measures to ensure that each Borrower Principal will comply with the Economic Sanctions Laws and AML Laws, as applicable.

(b)	Borrower and each Borrower Principal will have in place practices and procedures for the admission of investors which are designed to prevent the admission of:

(i)

Any Non-U.S. Equity Holder, or any investor that would have a 25% or more ownership interest in Borrower (whether directly or indirectly), and that has been convicted of a violation of the AML Laws, or been the subject of a final enforcement action relating to the AML Laws.

(ii)	Any Person with a 25% or more ownership interest in Borrower (whether directly or indirectly) that is on the Prohibited Parties Lists.

(iii)	Any Non-U.S. Equity Holder that is on the OFAC Lists.

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6.54

Crowdfunding. Borrower and each Borrower Principal will not permit direct or indirect ownership (or other economic) interests of 25% or more in Borrower or any Borrower Principal that have been marketed or sold to investors through any form of Crowdfunding.

6.55 through 6.62 are Reserved.

ARTICLE VII TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER.

7.01	Prohibited Transfers. Subject to Section 7.02 and 7.03, as applicable, the occurrence of any of the following Transfers will constitute a Prohibited Transfer:

(a)

A Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property, whether voluntary, involuntary or by operation of law, including (i) the grant, creation or existence of any Lien on the Mortgaged Property, even if such Lien does not have priority over the Lien of the Security Instrument, and (ii) the partial release of income producing or non-income producing property.

(b)

A Transfer or series of Transfers of any legal or equitable interest of any Guarantor which owns a direct or indirect interest in Borrower that result(s) in such Guarantor no longer owning any direct or indirect interest in Borrower.

(c)	The Transfer of any Controlling Interest in Borrower or any Designated Entity for Transfers.

(d)	A Transfer or series of Transfers of any legal or equitable interest that result(s) in a Required Equity Owner no longer owning the Required Equity Ownership Interest.

(e)	The occurrence of a Status Event with respect to Borrower.

(f)

The grant, creation or existence of any Lien on Ownership Interest, whether voluntary, involuntary or by operation of law, and whether or not such Lien on Ownership Interest has priority over the Lien of the Security Instrument, if the foreclosure of such Lien or the exercise of other remedies would result in a Prohibited Transfer.

(g)	The termination or revocation of a Trust if the Trust is Borrower, Guarantor or a Designated Entity for Transfers.

(h)	through (k) are Reserved.

(l)	A Transfer that requires Lender’s prior consent under this Loan Agreement or a Conditionally Permitted Transfer that requires that certain conditions be satisfied,

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if such prior consent was not obtained or such conditions were not satisfied, as applicable.

(m)	through (q) are Reserved.

7.02	Permitted Transfers. Notwithstanding any provision of Section 7.01 to the contrary, the following Transfers are Permitted Transfers:

(a)	Permitted Transfers of the Mortgaged Property.

(i)	A Prohibited Transfer of the Mortgaged Property for which Borrower has obtained Lender’s written consent.

(ii)	The grant of a leasehold interest in an individual dwelling unit for a term of 2 years or less (or longer if approved by Lender in writing) not containing an option to purchase.

(iii)	The creation of any New Non-Residential Lease, or the modification or termination of any Non-Residential Lease, in each case, for which Borrower satisfies the requirements of Section 6.04.

(iv)	A Condemnation with respect to which Borrower satisfies the requirements of Section 6.11.

(v)

A Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of Liens (other than those Liens created by the Loan Documents or consented to by Lender in writing).

(vi)	The creation of a mechanic’s, materialmen’s, or judgment Lien with respect to which Borrower satisfies the requirements of Section 6.09(m).

(vii)	An easement, restrictive covenant or other encumbrance with respect to which Borrower satisfies the requirements of Section 7.10.

(viii)	A Lien of a Supplemental Instrument with respect to which Borrower satisfies the requirements of Section 11.11.

(ix)	A Defeasance with respect to which Borrower satisfies the requirements of Section 11.12.

(b)	Permitted Transfers of Ownership Interests

(i)

A Transfer of any legal or equitable interests in an entity that is not Borrower or a Designated Entity for Transfers so long as such Transfer does not result in a Prohibited Transfer under Section 7.01(b) or 7.01(d).

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(ii)

A Transfer of any legal or equitable Non-Controlling Interest in Borrower or any Designated Entity for Transfers so long as such Transfer does not result in a Prohibited Transfer under Section 7.01(b) or 7.01(d).

(iii)	A Prohibited Transfer of any legal or equitable interests in Borrower or a Designated Entity for Transfers for which Borrower has obtained Lender’s written consent.

(iv)	A Conditionally Permitted Transfer pursuant to Section 7.03, upon the satisfaction of all applicable conditions.

(v)

The Transfer by a Person of all or part of the Controlling Interest in Borrower or a Designated Entity for Transfers if such interests are first converted to a Non-Controlling Interest and the transferor retains Control of the Borrower or Designated Entity for Transfers, as applicable, so long as such Transfer does not result in a Prohibited Transfer under Section 7.01(b) or 7.01(d).

(vi)

If Borrower is a housing cooperative or association, the Transfer of the shares in the housing cooperative or association or the assignment of the occupancy agreements or Leases relating to tenant shareholders.

(c)	through (r) are Reserved.

7.03

Conditionally Permitted Transfers. Notwithstanding any provision of Section 7.01 to the contrary, the occurrence of any of the following Transfers will not constitute a Prohibited Transfer if Borrower has complied with all applicable conditions specified in this Section 7.03 and in Section 7.04 (each a “Conditionally Permitted Transfer”).

(a)	Conditionally Permitted Transfers - Category I (Transfer Processing Fee transactions)

(i)	Affiliate Transfer. An “Affiliate Transfer” is a Transfer of any Controlling Interest in Borrower or a Designated Entity for Transfers to an Affiliate of the transferor.

(ii)

Intrafamily Transfer. An “Intrafamily Transfer” is a Transfer of any Controlling Interest in Borrower or a Designated Entity for Transfers to an entity or revocable Trust that is Controlled by the transferor for the benefit of Immediate Family Members.

(iii)	Transfer to Previously Underwritten Person.

(A)	A “Transfer to Previously Underwritten Person” is a Transfer of a Controlling Interest in Borrower or a Designated Entity for

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Transfers to a Previously Underwritten Person due to the retirement, death, or legal incapacity of a Prior Borrower Principal. If the name of Previously Underwritten Person is not completed in the Summary of Loan Terms then this Section 7.03(a)(iii) is not applicable.

(B)

In place of the Notice required in Section 7.04(a), Borrower provides Lender with Notice of such Transfer together with copies of all documents effecting such Transfer not more than 60 days after the retirement, death, or legal incapacity of Prior Borrower Principal.

(C)	If Prior Borrower Principal or its Affiliate was a Guarantor, one of the following must occur:

(1)

Lender determines that at the time of the Transfer any or all the remaining Guarantors will meet the requirements for a Replacement Guarantor, including the Replacement Guarantor Net Worth and Liquidity Requirements, or

(2)

Previously Underwritten Person or an Affiliate becomes a Replacement Guarantor and executes and delivers a Replacement Guaranty within 60 days after the retirement, death, or legal incapacity of Prior Borrower Principal.

(D)

Previously Underwritten Person certifies in writing to Lender that, since the date of this Loan Agreement, except as disclosed to and approved by Lender in writing, Previously Underwritten Person has not been:

(1)

Subject to a claim in any litigation or other proceeding (even if settled) relating to fraud, breach of fiduciary duty, breach of trust or other similar claim, or money laundering, terrorist financing, terrorism or similar claim.

(2)	To the best of Previously Underwritten Person’s knowledge, investigated by any Governmental Authority in connection with any matter set forth in Section 7.03(a)(iii)(D)(1).

(3)	The subject of a complaint or indictment charging a felony.

(4)	Involved in any pending or current criminal litigation.

(5)	The subject of a Bankruptcy.

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(6)	Suspended, barred or otherwise restricted by any department or agency of the federal government.

(E)

Previously Underwritten Person certifies in writing to Lender that its net worth and liquidity are substantially the same as or better than the net worth and liquidity of Previously Underwritten Person as of the date of this Loan Agreement.

(F)	Section 7.04(i) will not be applicable (solely with respect to the Prior Borrower Principal).

(iv)	Co-Owner Transfer.

(A)	A “Co-Owner Transfer” is a Transfer of interests in the Mortgaged Property by any co-owner of the Mortgaged Property to any other co-owner of the Mortgaged Property.

(B)	Lender receives and approves the documents transferring interest in the Mortgaged Property to the transferee(s).

(C)	If Borrower is a tenancy-in-common, each of the co-owners remaining after the Co-Owner Transfer executes an amendment to the Tenancy in Common Agreement reasonably acceptable to Lender.

(D)

Each co-owner remaining after the Co-Owner Transfer reaffirms in writing, in a form reasonably acceptable to Lender, its obligations under the Note, Loan Agreement, Security Instrument, and any other Loan Document and acknowledges and confirms that the Note, Loan Agreement, Security Instrument, and all other Loan Documents are in full force and effect.

(E)	Each Guarantor reaffirms in writing, in a form reasonably acceptable to Lender, its obligations under any Guaranty and acknowledges and confirms that the Guaranty remains in full force and effect.

(F)

Borrower delivers to Lender either (1) an endorsement to the Title Policy along with a title update, or (2) a new title insurance policy, in either case with an effective date no earlier than the date of recordation of the deed transferring the interest in the Mortgaged Property to the transferee. An endorsement to the Title Policy that evidences the recordation of the deed transferring the interest in the Mortgaged Property to the transferee but which does not change the effective date of the Title Policy will not be sufficient.

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(G)	Following the Co-Owner Transfer, Required Co-Owner must continue to maintain the Required Co-Owner Interest as described in the Part B.9, Summary of Loan Terms.

(v)	TIC Roll-up Transfer.

(A)

A “TIC Roll-up Transfer” is the termination of the existing Tenancy in Common Agreement and the Transfer of all the interests of each Co-Owner Borrower in the Mortgaged Property to a single entity (“Consolidation Borrower”).

(B)

Immediately after the TIC Roll-up Transfer, the proportional beneficial ownership interest in the Consolidation Borrower must be the same as the ultimate beneficial ownership of each Co-Owner Borrower in the Mortgaged Property immediately prior to the TIC Roll-up Transfer. By way of example, an owner of a 10% membership interest in a Co-Owner Borrower that owns 50% of the Mortgaged Property must become a 5% member of the Consolidation Borrower.

(C)

If the Consolidation Borrower was formed more than 90 days prior to the date of the TIC Roll-up Transfer, the Consolidation Borrower must comply with all of Lender’s then-current requirements relating to recycled entities.

(D)	Following the TIC Roll-up Transfer, the Consolidation Borrower must be directly or indirectly Controlled by the Consolidation Borrower Manager identified in Part B.9, Summary of Loan Terms.

(E)

All consents, agreements and other documents relating to the termination of the Tenancy in Common Agreement, the transfer of interests in the Mortgaged Property to Consolidation Borrower, and/or otherwise related to the TIC Roll-up Transfer are reasonably satisfactory to Lender.

(F)

The Consolidation Borrower executes an Assumption Agreement that, among other things, requires the Consolidation Borrower to assume and perform all obligations of each Co-Owner Borrower set forth in the Loan Documents. Each Co-Owner Borrower will remain liable and Consolidation Borrower will become liable under the Loan Documents for events or circumstances occurring or existing on or before the date of the TIC Roll-up Transfer.

(G)	The Assumption Agreement is recorded in the land records and Consolidation Borrower delivers either (1) an endorsement to the

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Title Policy along with a title update, or (2) a new title insurance policy in a form acceptable to Lender, in either case with an effective date no earlier than the date of recordation of the Assumption Agreement. An endorsement to the existing Title Policy that evidences the recordation of the deed transferring the interest in the Mortgaged Property to the Consolidation Borrower but which does not change the effective date of the Title Policy will not be sufficient.

(H)

Each Guarantor reaffirms in writing, in a form reasonably acceptable to Lender, its obligations under any existing Guaranty and acknowledges and confirms that the Guaranty remains in full force and effect.

(I)	The Consolidation Borrower files such financing statements as reasonably required by Lender.

(J)	The TIC Roll-up Transfer is completed in accordance with the terms of this Section 7.03(a)(v) at least one year prior to the Maturity Date.

(vi)	through (xv) are Reserved.

(b)	Conditionally Permitted Transfers—Category II (Special Transfer Processing Fee transactions)

(i)	Transfer Due to Death.

(A)

“Transfer Due to Death” is (1) a Transfer to a Beneficiary of a Controlling Interest in Borrower or a Designated Entity for Transfers by devise, descent, or operation of law, due to the death of a natural person, and if applicable, (2) the subsequent Transfer by such Beneficiary to another Beneficiary of the deceased natural person (“Second Beneficiary”).

(B)	In place of the Notice required in Section 7.04(a), Borrower provides Lender with Notice of the death not more than 60 days after the death (“Notice of Death”).

(C)

Within 30 days after the Notice of Death, Borrower notifies Lender (1) of the proposed Transfer date, (2) of the identity of the Beneficiary, and (3) whether the Beneficiary will subsequently Transfer the Controlling Interest to a Second Beneficiary and the identity of the Second Beneficiary, if applicable (“Settlement Notice”).

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(D)	In place of the Transfer Processing Fee due under Section 7.04(b), Borrower pays Lender the Special Transfer Processing Fee when Borrower delivers the Settlement Notice.

(E)

Contemporaneously with providing the Settlement Notice to Lender, Borrower provides evidence reasonably satisfactory to Lender that the eligibility, organization, credit and experience in the management of similar properties of Beneficiary or Second Beneficiary, as applicable, are appropriate to the overall structure and documentation of the Loan.

(F)

If the Transfer Due to Death results from the death of any Guarantor, each surviving Guarantor executes such documents and agreements as Lender reasonably requires to ratify its Guaranty within 30 days after the Notice of Death.

(G)

If the Transfer Due to Death results from the death of any Guarantor, unless Lender determines that any or all the surviving Guarantors meet the requirements for a Replacement Guarantor, including the Replacement Guarantor Net Worth and Liquidity Requirements, one of the following occurs:

(1)	Within 30 days after the Settlement Notice, Borrower causes a Replacement Guarantor to execute and deliver to Lender a Replacement Guaranty.

(2)

The estate of the deceased Guarantor ratifies the Guaranty in writing within 30 days after the Settlement Notice, and within 6 months after the death of the deceased Guarantor, Borrower causes a Replacement Guarantor to execute and deliver to Lender a Replacement Guaranty.

(H)	Section 7.04(i) and (j) will not be applicable (solely with respect to any deceased Guarantor).

(ii)	Preferred Equity Control Take-Over Transfer.

(A)

A “Preferred Equity Control Take-Over Transfer” is a Transfer of the Manager’s right to Control the Borrower to Preferred Equity Investor or an Affiliate of Preferred Equity Investor pursuant to the operating agreement, joint venture agreement, or similar agreement governing a preferred equity contribution. If the name of Preferred Equity Investor is not specified in the Summary of Loan Terms then this Transfer provision is not applicable. The Preferred Equity Control Take-Over Transfer cannot include the Transfer of the Manager’s ownership interests to Preferred Equity Investor.

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(B)	In place of the Transfer Processing Fee required by Section 7.04(b), Borrower pays Lender the Special Transfer Processing Fee when Borrower delivers the Notice of the Transfer.

(C)

Notwithstanding Section 7.04(c), if there is an Event of Default and the Preferred Equity Control Take-Over Transfer would cure the Event of Default, then the Preferred Equity Control Take-Over Transfer will be permitted if it occurs within 60 days after all applicable conditions have been met to Lender’s satisfaction.

(D)	Preferred Equity Investor or an Affiliate of Preferred Equity Investor becomes a Replacement Guarantor and executes and delivers a Replacement Guaranty.

(E)

Preferred Equity Investor certifies in writing to Lender that since the date of this Loan Agreement, except as disclosed to and approved by Lender, Preferred Equity Investor (or the Affiliate of Preferred Equity Investor, if applicable) has not been:

(1)

Subject to a claim in any litigation or other proceeding (even if settled) relating to fraud, breach of fiduciary duty, breach of trust or other similar claim, or money laundering, terrorist financing, terrorism or similar claim.

(2)	To the best of Preferred Equity Investor’s knowledge, investigated by any Governmental Authority in connection with any matter set forth in Section 7.03(b)(ii)(E)(1).

(3)	The subject of a complaint or indictment charging a felony.

(4)	Involved in any pending or current criminal litigation.

(5)	The subject of a Bankruptcy.

(6)	Suspended, barred or otherwise restricted by any department or agency of the federal government.

(F)

Preferred Equity Investor certifies in writing to Lender that its net worth and liquidity (or the net worth and liquidity of the Affiliate of Preferred Equity Investor) are substantially the same as or better than the net worth and liquidity of Preferred Equity Investor as of the date of this Loan Agreement.

(G)	Section 7.04(i) will not be applicable.

(iii)	Buy-Sell Transfer.

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(A)

A “Buy-Sell Transfer” is a Transfer of the Manager’s right to directly or indirectly Control the Borrower and/or the Manager’s direct or indirect ownership interest in the Borrower to the Buy-Sell Equity Investor or an Affiliate of Buy-Sell Equity Investor pursuant to a buy-sell agreement, operating agreement, partnership agreement, joint venture agreement, or similar agreement. If the name of the Buy-Sell Equity Investor is not specified in the Summary of Loan Terms then this provision is not applicable.

(B)	In place of the Transfer Processing Fee required by Section 7.04(b), Borrower pays Lender the Special Transfer Processing Fee when Borrower delivers the Notice.

(C)

Notwithstanding Section 7.04(c), if there is an Event of Default and the Buy-Sell Transfer would cure the Event of Default, then the Buy-Sell Transfer will be permitted if it occurs within 60 days after all applicable conditions have been met to Lender’s satisfaction.

(D)	Buy-Sell Equity Investor or its Affiliate becomes a Replacement Guarantor and executes and delivers a Replacement Guaranty.

(E)

Buy-Sell Equity Investor certifies in writing to Lender that since the date of this Loan Agreement, except as disclosed to and approved by Lender, Buy-Sell Equity Investor (or the Affiliate of Buy-Sell Equity Investor, if applicable) has not been:

(1)

Subject to a claim in any litigation or other proceeding (even if settled) relating to fraud, breach of fiduciary duty, breach of trust or other similar claim, or money laundering, terrorist financing, terrorism or similar claim.

(2)	To the best of Buy-Sell Equity Investor’s knowledge, investigated by any Governmental Authority in connection with any matter set forth in Section 7.03(b)(iii)(E)(1).

(3)	The subject of a complaint or indictment charging a felony.

(4)	Involved in any pending or current criminal litigation.

(5)	The subject of a Bankruptcy.

(6)	Suspended, barred or otherwise restricted by any department or agency of the federal government.

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(F)

Buy-Sell Equity Investor certifies in writing to Lender that its net worth and liquidity (or the net worth and liquidity of the Affiliate of Buy-Sell Equity Investor, if applicable) are substantially the same as or better than the net worth and liquidity of Buy-Sell Equity Investor as of the date of this Loan Agreement.

(G)	Section 7.04(i) will not be applicable.

(iv)	through (viii) are Reserved.

(c)	Conditionally Permitted Transfers—Category III (Transfer Processing Fee plus Conditional Transfer Fee transactions)

If the Loan is in a Securitization, for purposes of this Section 7.03(c) only, the term “Lender in Lender’s Discretion” may include the determination of the approved directing certificateholder, if any, in such Securitization.

(i)	Manager Transfer.

(A)	A “Manager Transfer” is a voluntary or involuntary Transfer by a Manager (“Departing Manager”) to one or more Existing Owners.

(B)

Lender in Lender’s Discretion has determined that the eligibility, organization, credit, and experience in the management of similar properties of the Existing Owner are appropriate to the overall structure and documentation of the Loan.

(C)	If the Departing Manager or its Affiliate is a Guarantor, Existing Owner or an Affiliate of Existing Owner becomes a Replacement Guarantor and executes and delivers a Replacement Guaranty.

(D)	Section 7.04(i) will not be applicable.

(E)	Notwithstanding Section 7.04(q), Borrower pays to Lender the Conditional Transfer Fee at the time of the Manager Transfer.

(ii)	Required Equity Owner Transfer.

(A)	A “Required Equity Owner Transfer” is a Transfer by a Required Equity Owner (“Departing Equity Owner”) of part or all of the Required Equity Ownership Interest.

(B)	Lender in Lender’s Discretion has determined that it is not necessary for the Departing Equity Owner to maintain the Required Equity Ownership Interest.

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(C)

If the Required Equity Owner Transfer takes place in connection with another Transfer, then notwithstanding Section 7.04(b), Lender will not collect a Transfer Processing Fee if a Transfer Processing Fee or Special Transfer Processing Fee was collected by Lender in connection with the other Transfer.

(D)	Section 7.04(r) will not be applicable.

(E)	Notwithstanding Section 7.04(q), Borrower pays to Lender the Conditional Transfer Fee at the time of the Required Equity Owner Transfer.

(iii)	Release of Guarantor Transfer.

(A)

A “Release of Guarantor Transfer” is a Transfer that occurs when Lender in Lender’s Discretion agrees in writing to release a Guarantor (“Released Guarantor”) of a portion of Released Guarantor’s liability under the Guaranty.

(B)

After the Release of Guarantor Transfer, there must be one or more remaining Guarantor(s), which individually or together meet the Replacement Guarantor Net Worth and Liquidity Requirements and are otherwise acceptable to Lender.

(C)	If Lender consents to a Release of Guarantor Transfer, then one of the following will apply:

(i)

If Borrower delivers to Lender a Clean Site Assessment, then Lender will release Released Guarantor from all of Released Guarantor’s obligations except Released Guarantor’s obligation to guaranty Borrower’s liability under Section 6.12 or Section 10.02(b) with respect to any loss, liability, damage, claim, cost or expense which directly or indirectly arises from or relates to any Prohibited Activities or Conditions existing prior to the date of the Transfer.

(ii)

If Borrower does not deliver a Clean Site Assessment as described in Section 7.03(B)(iii), then Lender will release Released Guarantor from all of Released Guarantor’s obligations except for Released Guarantor’s obligation to guaranty Borrower’s liability under Section 6.12 or Section 10.02(b).

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(D)

If the Release of Guarantor Transfer takes place in connection with another Transfer, notwithstanding Section 7.04(b), Lender will not collect a Transfer Processing Fee if a Transfer Processing Fee or Special Transfer Processing Fee was collected by Lender in connection with the other Transfer.

(E)

Notwithstanding Section 7.04(q), Borrower pays to Lender the Conditional Transfer Fee at the time of the Release of Guarantor Transfer unless the Release of Guarantor Transfer takes place in connection with another Conditionally Permitted Transfer or a Transfer to which Lender has consented pursuant to Section 7.05.

(iv)	through (viii) are Reserved.

(d)	Reserved.

7.04	Conditions for Conditionally Permitted Transfers. The following conditions will apply to all Conditionally Permitted Transfers unless otherwise noted in Section 7.03.

(a)	Borrower provides Lender with Notice at least 30 days prior to the proposed Conditionally Permitted Transfer.

(b)	Borrower pays a Transfer Processing Fee to Lender at the time Borrower provides Lender with the Notice of such Transfer.

(c)

At the time of the Conditionally Permitted Transfer, no Event of Default has occurred and is continuing and no event or condition has occurred and is continuing that, with the giving of Notice or the passage of time, or both, would become an Event of Default.

(d)

Borrower delivers to Lender organizational charts, in form and detail acceptable to Lender, reflecting the structure of Borrower prior to and after the Conditionally Permitted Transfer. If required by Lender, the Loan Agreement is amended to revise Exhibit H to reflect the post-Conditionally Permitted Transfer organizational chart.

(e)

Borrower delivers to Lender either (i) copies of the then-current organizational documents of Borrower and any other entity in which interests will be transferred, including any proposed amendments to be made in connection with the Conditionally Permitted Transfer or (ii) a certification that the organizational documents have not been modified since the date of this Loan Agreement.

(f)	Borrower certifies in writing to Lender that as of the date of the Conditionally Permitted Transfer no Borrower Principal:

(i)	Is on any Prohibited Parties Lists.

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(ii)	Has been convicted of a violation of the AML Laws.

(iii)	Has been the subject of a final enforcement action relating to the AML Laws.

(g)	Borrower certifies in writing to Lender that as of the date of the Conditionally Permitted Transfer either there will not be any Non-U.S. Equity Holders, or no Non-U.S. Equity Holder:

(i)	Is on the OFAC Lists.

(ii)	Has been convicted of a violation of the AML Laws.

(iii)	Has been the subject of a final enforcement action relating to the AML Laws.

(h)	Following the Conditionally Permitted Transfer, one of the following is true:

(i)

The Property Manager, if applicable, continues to be responsible for the management of the Mortgaged Property, and such Conditionally Permitted Transfer will not result in a change in the day-to-day operations of the Mortgaged Property.

(ii)	The requirements of Section 6.09(d) regarding the appointment of a new Property Manager have been or will be satisfied.

(i)

Following the Conditionally Permitted Transfer, Control and management of the operations of Borrower continue to be held by the Person exercising such Control and management immediately prior to the Conditionally Permitted Transfer.

(j)

Unless a Replacement Guarantor is applicable, Guarantor continues to own a direct or indirect interest in Borrower if Guarantor owned a direct or indirect interest in Borrower prior to the Conditionally Permitted Transfer.

(k)	Reserved.

(l)

If any transferee or any Replacement Guarantor is an entity, Borrower provides to Lender satisfactory evidence that the term of existence of such entity (exclusive of any unexercised extension options or rights) does not expire prior to the Maturity Date.

(m)

If there is a Replacement Guaranty or a modification of any Loan Document, Borrower delivers to Lender customary legal opinions, as Lender reasonably deems necessary, in form and substance satisfactory to Lender.

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(n)	Borrower and Guarantor execute such documents and agreements as Lender reasonably requires to evidence the Transfer and to ratify their obligations under the Loan Documents.

(o)

If a nonconsolidation opinion was delivered on the Closing Date and if, after giving effect to the Conditionally Permitted Transfer and all prior Transfers, 50% or more in the aggregate of direct or indirect interests in Borrower are owned by any Person and its Affiliates that owned less than a 50% direct or indirect interest in Borrower as of the Closing Date, Borrower delivers to Lender an opinion of counsel for Borrower, in form and substance satisfactory to Lender, regarding nonconsolidation.

(p)	Borrower pays or reimburses Lender, upon demand, for all costs and expenses, including all Attorneys’ Fees and Costs incurred by Lender in connection with such Conditionally Permitted Transfer.

(q)	Lender will not be entitled to collect a Transfer Fee or Conditional Transfer Fee.

(r)	Upon completion of any Conditionally Permitted Transfer, Required Equity Owner must own the Required Equity Ownership Interest.

(s)	Upon completion of any Conditionally Permitted Transfer, Borrower must be in compliance with Section 7.06 and 7.07 of this Loan Agreement, if applicable.

(t)	through (v) are Reserved.

7.05	Lender’s Consent to Prohibited Transfers.

(a)

Conditions for Lender’s Consent. With respect to a Transfer that would otherwise constitute an Event of Default under this Article VII, Lender will consent, without any adjustment to the rate at which the Indebtedness bears interest or to any other economic terms of the Indebtedness set forth in the Note, if, prior to such Transfer, each of the following requirements is satisfied:

(i)	Borrower has provided Lender with Notice at least 45 days prior to the proposed Transfer and has paid the Transfer Processing Fee at the time of such Notice.

(ii)	At least 30 days prior to the proposed Transfer, Borrower has submitted to Lender all information required by Lender to make the determinations required by this Section 7.05.

(iii)

As of the date of the Transfer, no Event of Default has occurred and is continuing and no event or condition has occurred and is continuing that, with the giving of Notice or the passage of time, or both, would become an Event of Default unless such Transfer would cure the Event of Default.

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(iv)

Lender in Lender’s Discretion has determined that the transferee’s organization, credit and experience in the management of similar properties meet Lender’s standards and are appropriate to the overall structure and documentation of the Loan.

(v)	Lender in Lender’s Discretion has determined that the proposed Guarantor’s credit meets Lender’s standards.

(vi)	Lender in Lender’s Discretion has determined that the Mortgaged Property at the time of the proposed Transfer will be managed by a Property Manager meeting the requirements of Section 6.09(d).

(vii)

Lender in Lender’s Discretion has determined that the Mortgaged Property, at the time of the proposed Transfer, will meet all of Lender’s standards as to its physical condition, occupancy, net operating income, and the accumulation of reserves (or appropriate reserves acceptable to Lender are established).

(viii)	Reserved.

(ix)

Lender has determined that none of the transferee, any proposed Borrower Principal of the transferee or any Non-U.S. Equity Holder of the transferee is presently listed on the OFAC Lists and neither the transferee or any proposed Borrower Principal of the transferee is listed on the FHFA SCP List.

(x)

Lender has determined that neither the transferee nor any proposed Borrower Principal has been convicted of a violation of the AML Laws or has been the subject of a final enforcement action relating to the AML Laws.

(xi)	If any Supplemental Instrument is outstanding, Borrower has obtained the consent of each Supplemental Lender, if different from Lender.

(xii)	Borrower and Guarantor execute such additional documents as Lender may require to evidence the Transfer.

(xiii)	In the case of a Transfer of all or any part of the Mortgaged Property (either through deed or the Transfer of membership or partnership interests), each of the following conditions is satisfied:

(A)	The transferee executes the Assumption Agreement.

(B)	Lender may, in Lender’s Discretion, by Notice to Borrower and the proposed transferee(s), (1) modify or render void any or all the negotiated modifications to the Loan Documents and/or (2)

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reinstate Imposition Reserve Deposits that were waived or deferred for the transferor as a condition to Lender’s consent to the proposed Transfer.

(C)	If required by Lender, one or more Replacement Guarantor(s) satisfying the Replacement Guarantor Net Worth and Liquidity Requirements, executes and delivers to Lender a Replacement Guaranty.

(D)	The transferee executes such additional documentation (including financing statements, as applicable) as Lender may require.

(E)

In the case of the Transfer of the Property by deed, the transferee delivers either (1) an endorsement to the Title Policy along with a title update or (2) a new title insurance policy, in either case with an effective date no earlier than the date of recordation of the deed transferring the interest in the Mortgaged Property. An endorsement to the Title Policy that evidences the recordation of the deed transferring the interest in the Mortgaged Property to the transferee but which does not change the effective date of the Title Policy will not be sufficient.

(xiv)	In the case of a Transfer of any Controlling Interest in Borrower or Designated Entity for Transfers, each of the following conditions is satisfied:

(A)	Borrower and Guarantor execute such documents and agreements as Lender requires to evidence the Transfer and to ratify their obligations under the Loan Documents.

(B)

Lender may, in Lender’s Discretion, by Notice to Borrower and the proposed transferee(s) (1) modify or render void any or all the negotiated modifications to the Loan Documents and/or (2) reinstate Imposition Reserve Deposits that were waived or deferred for the transferor as a condition to Lender’s consent to the proposed Transfer.

(C)	If required by Lender, one or more Replacement Guarantor(s) satisfying the Replacement Guarantor Net Worth and Liquidity Requirements, executes and delivers to Lender a Replacement Guaranty.

(D)	The transferee executes such additional documentation (including financing statements, as applicable) as Lender may require.

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(xv)

Lender has received such legal opinions as Lender deems necessary, including a nonconsolidation opinion (if a nonconsolidation opinion was delivered on the Closing Date and if required by Lender), an opinion that the assignment and assumption of the Loan Documents has been duly authorized, executed, and delivered, and that the assumption documents and the Loan Documents are enforceable as the obligations of Borrower, transferee, and Guarantor, as applicable.

(xvi)

Borrower pays to Lender all costs, including the cost of all title searches, title insurance and recording costs, and all Attorneys’ Fees and Costs incurred in reviewing the Transfer request and any fees charged by the Rating Agencies, if applicable.

(xvii)	At the time of the Transfer, Borrower pays the Transfer Fee to Lender.

(xviii)	Upon completion of any Transfer pursuant to this Section 7.05, Borrower must be in compliance with Section 7.06 and Section 7.07 of this Loan Agreement, if applicable.

(xix)	through (xxvi) Reserved.

(b)

Continuing Liability of Borrower. If Borrower requests a release of its liability under the Loan Documents in connection with a Transfer of all of Borrower’s interest in the Mortgaged Property, and Lender approves the Transfer pursuant to Section 7.05(a), then one of the following will apply:

(i)

If Borrower delivers to Lender a Clean Site Assessment, then Lender will release Borrower from all of Borrower’s obligations under the Loan Documents except for any liability under Section 6.12 or Section 10.02(b) with respect to any loss, liability, damage, claim, cost or expense which directly or indirectly arises from or relates to any Prohibited Activities or Conditions existing prior to the date of the Transfer.

(ii)

If Borrower does not deliver a Clean Site Assessment as described in Section 7.05(b)(i), then Lender will release Borrower from all of Borrower’s obligations under the Loan Documents except for liability under Section 6.12 or Section 10.02(b).

(c)

Continuing Liability of Guarantor. If Guarantor requests a release of its liability under the Guaranty in connection with a Transfer which is permitted, conditionally permitted, or approved by Lender pursuant to this Article VII, and Borrower has provided a Replacement Guarantor in compliance with the terms of this Loan Agreement, then one of the following will apply:

(i)	If Borrower delivers to Lender a Clean Site Assessment, then Lender will release Guarantor from all of Guarantor’s obligations except Guarantor’s

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guaranty of Borrower’s liability under Section 6.12 or Section 10.02(b) with respect to any loss, liability, damage, claim, cost or expense which directly or indirectly arises from or relates to any Prohibited Activities or Conditions existing prior to the date of the Transfer.

(ii)

If Borrower does not deliver a Clean Site Assessment as described in Section 7.05(c)(i), then Lender will release Guarantor from all of Guarantor’s obligations except for Guarantor’s guaranty of Borrower’s liability under Section 6.12 or Section 10.02(b).

7.06

SPE Equity Owner Requirement Following Transfer. Following any Transfer, Borrower must satisfy any applicable conditions regarding an SPE Equity Owner set forth in Section 6.13(a)(xxvi) of this Loan Agreement.

7.07	Additional Transfer Requirements - External Cap Agreement.

(a)

Continuation of Cap Agreement. If a Transfer of all or part of the Mortgaged Property permitted by this Loan Agreement occurs, Borrower will ensure that any third-party Cap Agreement is transferred to the applicable transferee or, if the Cap Agreement is not transferable, Borrower will replace the third-party Cap Agreement in accordance with Lender’s then-current requirements.

(b)	Establishment or Modification of Rate Cap Agreement Reserve Fund

(i)

If the third-party Cap Agreement which will be in place immediately following the Transfer is scheduled to expire prior to the Maturity Date, Lender may require Borrower to establish a Rate Cap Agreement Reserve Fund.

(ii)

If Borrower has previously established a Rate Cap Agreement Reserve Fund, then Lender will determine whether the balance of any existing Rate Cap Agreement Reserve Fund is sufficient under then-current market conditions to purchase a Replacement Cap Agreement, and may then take any of the following actions:

(A)	Lender may require Borrower to make an additional deposit into the Rate Cap Agreement Reserve Fund.

(B)	If funding of the Rate Cap Agreement Reserve Fund has been deferred, Lender may require Borrower to begin making monthly deposits into the Rate Cap Agreement Reserve Fund.

(C)	Lender may require Borrower to increase the amount of monthly deposits to the Rate Cap Agreement Reserve Fund.

7.08	Reserved.

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7.09	Reserved.

7.10

Easement, Restrictive Covenant or Other Encumbrance. The grant of an easement, restrictive covenant or other encumbrance (other than a mechanic’s, materialman’s or judgment Lien, or any Lien securing indebtedness) will be a Permitted Transfer if each of the following conditions is satisfied:

(a)	Borrower provides Lender with at least 30 days prior Notice of the proposed Transfer.

(b)

Prior to the Transfer, Lender determines, in Lender’s Discretion, that the easement, restrictive covenant or other encumbrance will not materially affect the operation or value of the Mortgaged Property or Lender’s interest in the Mortgaged Property.

(c)

Borrower pays or reimburses Lender, upon demand, for all costs and expenses, including all Attorneys’ Fees and Costs, incurred by Lender in connection with reviewing Borrower’s request for Lender’s review of such grant of easement, restrictive covenant, or other encumbrance; provided, however, that Lender will not be entitled to collect a Transfer Processing Fee, a Special Transfer Processing Fee, a Transfer Fee, or a Conditional Transfer Fee.

(d)	If the Note is held by a REMIC trust, Lender may obtain an opinion of counsel, at Borrower’s expense, which meets each of the following requirements:

(i)	The counsel providing the opinion is acceptable to Lender.

(ii)	The opinion is addressed to Lender.

(iii)	The opinion is in form and substance satisfactory to Lender in its sole and absolute discretion.

(iv)	The opinion confirms each of the following:

(A)

The grant of such easement, restrictive covenant or other encumbrance has been effected in accordance with the requirements of Treasury Regulation Section 1.860G-2(a)(8) (as such regulation may be modified, amended or replaced from time to time).

(B)	The qualification and status of the REMIC trust as a REMIC will not be adversely affected or impaired because of such grant.

(C)	That there will be no imposition of a tax under applicable REMIC provisions because of such grant.

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ARTICLE VIII ACTIONS OR EVENTS RELATING TO GUARANTOR.

8.01	Guarantor Bankruptcy. If there is a Bankruptcy with respect to a Guarantor, then the following requirements must be satisfied:

(a)

Borrower or Guarantor must provide Notice of such Bankruptcy to Lender at least 30 days prior to the filing of a voluntary Bankruptcy or within 30 days after the commencement of an involuntary Bankruptcy.

(b)

Within 90 days after filing a voluntary Bankruptcy or commencement of an involuntary Bankruptcy, if such action is not dismissed, then Borrower must cause a Replacement Guarantor to execute and deliver to Lender a Replacement Guaranty, together with such customary legal opinions as Lender deems necessary.

(c)	Borrower must pay or reimburse Lender, upon demand, for all costs and expenses, including all Attorneys’ Fees and Costs, incurred by Lender in connection with the replacement of Guarantor.

(d)	Borrower must pay the Special Transfer Processing Fee to Lender in connection with the replacement of Guarantor at the time of the delivery of the Replacement Guaranty.

8.02	Guarantor Status Event. If there is a Status Event with respect to a Guarantor, the following requirements must be satisfied:

(a)	Borrower or Guarantor must provide Notice of such Status Event and pay the Special Transfer Processing Fee to Lender within 30 days after a Status Event.

(b)

Within 30 days after a Status Event, Borrower must cause a Replacement Guarantor to execute and deliver to Lender a Replacement Guaranty, together with such customary legal opinions as Lender deems necessary.

(c)	Borrower must pay or reimburse Lender, upon demand, for all costs and expenses including all Attorneys’ Fees and Costs, incurred by Lender in connection with the Status Event.

8.03	Death of a Guarantor Not in Borrower’s Ownership Structure. If there is a death of a Guarantor Not in Borrower’s Ownership Structure, the following requirements must be satisfied:

(a)	Borrower must provide Notice to Lender within 60 days after the death of any Guarantor Not in Borrower’s Ownership Structure along with the Special Transfer Processing Fee.

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(b)	Each surviving Guarantor must execute such documents and agreements as Lender requires in Lender’s Discretion to ratify its Guaranty within 30 days after the Notice required under Section 8.03(a).

(c)

Unless Lender determines that any or all the surviving Guarantors meet the requirements for a Replacement Guarantor, including the Replacement Guarantor Net Worth and Liquidity Requirements, one of the following must occur:

(i)	Within 30 days after the Notice required under Section 8.03(a), Borrower causes a Replacement Guarantor to execute and deliver to Lender a Replacement Guaranty.

(ii)

The estate of the deceased Guarantor ratifies the Guaranty in writing within 30 days after the Notice required under Section 8.03(a), and within 6 months after the death of the applicable Guarantor, Borrower causes a Replacement Guarantor to execute and deliver to Lender a Replacement Guaranty.

(d)	Borrower must pay or reimburse Lender, upon demand, for all costs and expenses including all Attorneys’ Fees and Costs, incurred by Lender in connection with the replacement of the Guarantor.

ARTICLE IX EVENTS OF DEFAULT AND REMEDIES.

9.01	Events of Default. The occurrence of any one or more of the following will constitute an Event of Default under this Loan Agreement:

(a)	Borrower fails to pay or deposit when due any amount required by the Note, this Loan Agreement or any other Loan Document.

(b)	Borrower fails to maintain the Insurance coverage required by Section 6.10.

(c)

Borrower or any SPE Equity Owner fails to comply with the provisions of Section 6.13 or if any of the assumptions contained in any nonconsolidation opinions delivered to Lender at any time is or becomes untrue in any material respect.

(d)

Borrower or any SPE Equity Owner, any of its officers, directors, trustees, general partners or managers or any Guarantor commits fraud or a material misrepresentation or material omission in connection with: (i) the application for or creation of the Indebtedness, (ii) any financial statement, Rent Schedule, or other report or information provided to Lender during the term of the Indebtedness, or (iii) any request for Lender’s consent to any proposed action, including a request for disbursement of funds under this Loan Agreement.

(e)	Borrower fails to comply with the Condemnation provisions of Section 6.11.

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(f)	A Transfer occurs that violates the provisions of Article VII, whether or not any actual impairment of Lender’s security results from such Transfer.

(g)

A forfeiture action or proceeding, whether civil or criminal, is commenced which could result in a forfeiture of the Mortgaged Property or otherwise materially impair the Lien created by the Security Instrument or Lender’s interest in the Mortgaged Property.

(h)

Borrower fails to perform any of its obligations under this Loan Agreement (other than those specified in Section 9.01), as and when required, which failure continues for a period of 30 days after Notice of such failure by Lender to Borrower. However, if Borrower’s failure to perform its obligations as described in this Section 9.01(h) is of the nature that it cannot be cured within the 30 day cure period after such Notice from Lender but reasonably could be cured within 90 days, then Borrower will have additional time as determined by Lender in Lender’s Discretion, not to exceed an additional 60 days, in which to cure such default, provided that Borrower has diligently commenced to cure such default during the initial 30 day cure period and diligently pursues the cure of such default. However, no such Notice or cure periods will apply in the case of any such failure which could, in Lender’s judgment, absent immediate exercise by Lender of a right or remedy under this Loan Agreement, result in harm to Lender, danger to tenants or third parties, or impairment of the Note, the Security Instrument or this Loan Agreement or any other security given under any other Loan Document.

(i)

Borrower fails to perform any of its obligations as and when required under any Loan Document other than this Loan Agreement which failure continues beyond the applicable cure period, if any, specified in that Loan Document.

(j)

The holder of any other debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property exercises any right to declare all amounts due under that debt instrument immediately due and payable.

(k)	Any of the following occurs:

(i)	Borrower or any SPE Equity Owner commences a Bankruptcy.

(ii)

Any party other than Lender commences a Bankruptcy against Borrower or any SPE Equity Owner which (A) results in the entry of an order for relief or any such adjudication or appointment, or (B) has not been dismissed, discharged or bonded for a period of 90 days.

(iii)

Any action or legal proceeding is commenced against Borrower or any SPE Equity Owner seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order by a court of competent jurisdiction

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for any such relief which is not vacated, dismissed, stayed, or bonded pending appeal within 90 days from the entry thereof.

(iv)	Borrower or any SPE Equity Owner takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in Section 9.01(k)(i), (ii) or (iii).

(l)	Borrower or any SPE Equity Owner has made any representation or warranty in Article V or any other Section of this Loan Agreement that is false or misleading in any material respect.

(m)	If the Loan is secured by an interest under a Ground Lease, Borrower fails to comply with the provisions of Section 6.19.

(n)

If the Loan is a Supplemental Loan, any Event of Default occurs under (i) the Senior Note, the Senior Instrument or any other Senior Loan Document, or (ii) any loan document related to another loan in connection with the Mortgaged Property, regardless of whether Borrower has obtained Supplemental Lender’s approval of the placement of such Lien on the Mortgaged Property. In addition, if the Loan is a Supplemental Loan, as Borrower under both the Supplemental Instrument and the Senior Instrument, Borrower acknowledges and agrees that if there is an Event of Default under the Supplemental Note, the Supplemental Instrument or any other Supplemental Loan Document, such Event of Default will be an Event of Default under the terms of the Senior Instrument and will entitle Senior Lender to invoke any and all remedies permitted to Senior Lender by applicable law, the Senior Note, the Senior Instrument or any of the other Senior Loan Documents.

(o)

If the Mortgaged Property is subject to any covenants, conditions and/or restrictions, land use restriction agreements or similar agreements, Borrower fails to perform any of its obligations under any such agreement as and when required, and such failure continues beyond any applicable cure period.

(p)	Any of the following occurs:

(i)	A Bankruptcy or other similar action is commenced by or against any Guarantor, unless the conditions set forth in Section 8.01 are satisfied.

(ii)	A Status Event occurs with respect to any Guarantor that is an entity, unless the conditions set forth in Section 8.02 are satisfied.

(iii)	A natural person who is a Guarantor dies, unless the conditions set forth in Section 7.03(b) or Section 8.03, as applicable, are satisfied.

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(iv)	A Guarantor that is an entity whose term of existence expires prior to the Maturity Date fails to comply with each of the requirements set forth in Section 22 of the Guaranty.

(v)	Guarantor fails to comply with the provisions of the Section of the Guaranty entitled “Material Adverse Change” or “Minimum Net Worth/Liquidity Requirements” as applicable.

(q)	If the Loan Documents require a Cap Agreement, Borrower fails to provide Lender with a Replacement Cap Agreement prior to the expiration of the then-existing Cap Agreement.

(r)	through (zzz) are Reserved.

9.02	Protection of Lender’s Security; Security Instrument Secures Future Advances.

(a)

If Borrower fails to perform any of its obligations under this Loan Agreement or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender’s security or Lender’s rights under this Loan Agreement, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender, in Lender’s Discretion, may make such appearances, file such documents, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender’s interest, including: (i) payment of Attorneys’ Fees and Costs, (ii) payment of fees and out-of-pocket expenses of accountants, inspectors and consultants, (iii) entry upon the Mortgaged Property to make Repairs or secure the Mortgaged Property, (iv) procurement of the Insurance required by Section 6.10, (v) payment of amounts which Borrower has failed to pay under Section 6.08, (vi) performance of Borrower’s obligations under Section 6.09, and (vii) advances made by Lender to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a Prior Lien.

(b)

Any amounts disbursed by Lender under this Section 9.02, or under any other provision of this Loan Agreement that treats such disbursement as being made under this Section 9.02, will be secured by the Security Instrument, will be added to, and become part of, the principal component of the Indebtedness, will be immediately due and payable and will bear interest from the date of disbursement until paid at the Default Rate.

(c)	Nothing in this Section 9.02 will require Lender to incur any expense or take any action.

9.03	Remedies.

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(a)

Upon an Event of Default, Lender may exercise any or all of its rights and remedies provided under the Loan Documents and Borrower will pay all costs associated therewith, including Attorneys’ Fees and Costs.

(b)

Each right and remedy provided in this Loan Agreement is distinct from all other rights or remedies under this Loan Agreement or any other Loan Document or afforded by applicable law or equity, and each will be cumulative and may be exercised concurrently, independently or successively, in any order. Lender’s exercise of any particular right or remedy will not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time and as often as Lender chooses.

(c)	Lender will have all remedies available to Lender under Revised Article 9 of the Uniform Commercial Code of the Property Jurisdiction, the Loan Documents and under applicable law.

(d)

Lender may also retain (i) all money in the Reserve Funds, including interest, and (ii) any Cap Payment, and in Lender’s sole and absolute discretion, may apply such amounts, without restriction and without any specific order of priority, to the payment of any and all Indebtedness.

(e)

If a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where, by law or under this Loan Agreement or the other Loan Documents, Lender has an obligation to act reasonably or promptly, then Lender will not be liable for any monetary damages, and Borrower’s sole remedy will be limited to commencing an action seeking injunctive relief or declaratory judgment. Any action or proceeding to determine whether Lender has acted reasonably will be determined by an action seeking declaratory judgment.

(f)	Reserved.

9.04	Forbearance.

(a)

Lender may (but will not be obligated to) agree with Borrower, from time to time, and without giving Notice to, or obtaining the consent of, or having any effect upon the obligations of, any Guarantor or other third-party obligor, to take any of the following actions:

(i)	Extend the time for payment of all or any part of the Indebtedness.

(ii)	Reduce the payments due under this Loan Agreement, the Note or any other Loan Document.

(iii)	Release anyone liable for the payment of any amounts under this Loan Agreement, the Note or any other Loan Document.

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(iv)	Accept a renewal of the Note.

(v)	Modify the terms and time of payment of the Indebtedness.

(vi)	Join in any extension or subordination agreement.

(vii)	Release any portion of the Mortgaged Property.

(viii)	Take or release other or additional security.

(ix)	Modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note.

(x)	Otherwise modify this Loan Agreement, the Note or any other Loan Document.

(b)

Any forbearance by Lender in exercising any right or remedy under the Note, this Loan Agreement or any other Loan Document or otherwise afforded by applicable law, will not be a waiver of or preclude the exercise of any other right or remedy, or the subsequent exercise of any right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, will not be a waiver of Lender’s right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness will not constitute an election by Lender of remedies that preclude the exercise of any other right available to Lender. Lender’s receipt of any awards or proceeds under Sections 6.10 and 6.11 will not operate to cure or waive any Event of Default.

9.05

Waiver of Marshalling. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender will have the right to determine the order in which any or all of the Mortgaged Property will be subjected to the remedies provided in this Loan Agreement or any other Loan Document or applicable law. Lender will have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of the Security Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Loan Agreement.

ARTICLE X RELEASE; INDEMNITY.

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10.01

Release. Borrower covenants and agrees that, in performing any of its duties under this Loan Agreement, none of Lender, Loan Servicer or any of their respective agents or employees will be liable for any losses, claims, damages, liabilities and expenses that may be incurred by any of them as a result of such performance, except that no party will be released from liability for any losses, claims, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

10.02	Indemnity.

(a)

General Indemnity. Borrower agrees to indemnify, hold harmless and defend Lender, including any custodian, trustee and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties, any prior owner or holder of the Note, the Loan Servicer, any prior Loan Servicer, the officers, directors, shareholders, partners, employees and trustees of each of the foregoing, and the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, “Indemnitees”) against any and all losses, claims, damages, liabilities and expenses including Attorneys’ Fees and Costs, which may be imposed or incurred by any of them directly or indirectly arising out of, or in any way relating to, or as a result of: (i) any failure of the Mortgaged Property to comply with the laws, regulations, ordinance, code or decree of any Governmental Authority, including those pertaining to the Americans with Disabilities Act, zoning, occupancy and subdivision of real property, (ii) any obligation of Borrower under any Lease, and (iii) any accident, injury or death to any natural person on the Mortgaged Property or any damage to personal property located on the Mortgaged Property, except that no such party will be indemnified from liability for any losses, claims, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

(b)

Environmental Indemnity. Borrower agrees to indemnify, hold harmless and defend Indemnitees from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including Attorneys’ Fees and Costs and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

(i)	Any breach of any representation or warranty of Borrower in Section 5.05.

(ii)	Any failure by Borrower to perform any of its obligations under Section 6.12.

(iii)	The existence or alleged existence of any Prohibited Activity or Condition.

(iv)	The presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or in any of the Improvements.

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(v)	The actual or alleged violation of any Hazardous Materials Law.

(c)

Indemnification Regarding ERISA Covenants. BORROWER WILL INDEMNIFY LENDER AND DEFEND AND HOLD LENDER HARMLESS FROM AND AGAINST ALL CIVIL PENALTIES, EXCISE TAXES, OR OTHER LOSS, COST, DAMAGE AND EXPENSE (INCLUDING REASONABLE ATTORNEYS’ FEES AND COSTS INCURRED IN THE INVESTIGATION, DEFENSE AND SETTLEMENT OF CLAIMS AND LOSSES INCURRED IN CORRECTING ANY PROHIBITED TRANSACTION OR IN THE SALE OF A PROHIBITED LOAN, AND IN OBTAINING ANY INDIVIDUAL PROHIBITED TRANSACTION EXEMPTION UNDER ERISA THAT MAY BE REQUIRED, IN LENDER’S SOLE AND ABSOLUTE DISCRETION) THAT LENDER MAY INCUR, DIRECTLY OR INDIRECTLY, AS A RESULT OF DEFAULT UNDER SECTION 6.20. THIS INDEMNITY WILL SURVIVE ANY TERMINATION, SATISFACTION OR FORECLOSURE OF THE SECURITY INSTRUMENT.

(d)	Securitization Indemnification.

(i)

Borrower agrees to indemnify, hold harmless and defend the Indemnified Parties from and against any and all proceedings, losses, claims, damages, liabilities, penalties, costs and expenses (whether initiated or sought by Governmental Authorities or private parties), including Attorneys’ Fees and Costs, which may be incurred by any Indemnified Party (either directly or indirectly), which arise out of, are in any way related to, or are as a result of a claim that the Borrower Information contains an untrue statement of any material fact or the Borrower Information omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (collectively, the “Securitization Indemnification”).

(ii)

Borrower will not be liable under the Securitization Indemnification if the claim is based on Borrower Information that Lender has materially misstated or materially misrepresented in the Disclosure Document.

(iii)	For purposes of this Section 10.02(d) only:

(A)

“Borrower Information” includes any information provided at any time to Lender or Loan Servicer by Borrower, any SPE Equity Owner, any Guarantor, any Property Manager or any Indemnification Affiliate of the foregoing with respect to any of the following:

(1)	Any Person listed in Section 10.02(d)(iii)(A).

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(2)	The Loan.

(3)	The Mortgaged Property.

Borrower Information includes: (I) representations and warranties made in the Loan Documents, (II) financial statements of Borrower, any SPE Equity Owner, any Designated Entity for Transfers or any Guarantor, and (III) operating statements and rent rolls with respect to the Mortgaged Property. Borrower Information does not include any information provided directly to Lender or Loan Servicer by a third-party such as an appraiser or an environmental consultant.

(B)	“Indemnification Affiliate” of any Person means:

(1)	Any other individual or entity that is, directly or indirectly, one of the following:

(I)	In Control of the applicable Person.

(II)	Under the Control of the applicable Person.

(III)	Under common Control with the applicable Person.

(2)	Any individual that is a director or officer of the applicable Person.

(3)	Any individual that is a director or officer of any entity described in clause (1) of this definition.

The term “Lender” includes its officers and directors.

(C)	An “Issuer Person” includes all the following:

(1)	Any Person that has filed the registration statement, if any, relating to the Securitization, and any Affiliate of such Person.

(2)	Any Person acting as issuer, depositor, sponsor and/or in a similar capacity with respect to the Securitization, and any Affiliate of such Person.

(D)	The “Issuer Group” includes all the following:

(1)	Each director and officer of any Issuer Person.

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(2)	Each entity that Controls any Issuer Person within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act.

(E)	The “Underwriter Group” includes all the following:

(1)	Each entity which is acting as an underwriter, manager, placement agent, initial purchaser or in a similar capacity with respect to the Securitization.

(2)

Each entity that Controls any such entity described in Section 10.02(d)(iii)(E)(1) within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act and is acting as an underwriter, manager, placement agent, initial purchaser or in a similar capacity with respect to the Securitization.

(3)	The directors and officers of the entities described in Section 10.02(d)(iii)(E)(1) and Section 10.02(d)(iii)(E)(2).

(F)	“Indemnified Party” or “Indemnified Parties” means one or more of Lender, Issuer Person, Issuer Group, and Underwriter Group.

(e)

Economic Sanctions and AML Laws Indemnity. Borrower agrees to indemnify, hold harmless and defend Indemnitees from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including Attorneys’ Fees and Costs and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any failure of Borrower or any Borrower Principal to comply with the Economic Sanctions Laws or AML Laws (“Economic Sanctions and AML Laws Indemnity”).

(f)

Selection and Direction of Counsel. Counsel selected by Borrower to defend Indemnitees will be subject to the approval of those Indemnitees. In any circumstances in which the indemnity under this Article X applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Borrower (which will not be unreasonably withheld, delayed or conditioned) may settle or compromise any action or legal or administrative proceeding. However, unless an Event of Default has occurred and is continuing, or the interests of Borrower and Lender are in conflict, as determined by Lender in Lender’s Discretion, Lender will permit Borrower to undertake the actions referenced in this Article X so long as Lender approves such action, which approval will not be unreasonably withheld or delayed. Borrower will reimburse Lender upon demand for all costs and expenses incurred by Lender, including all

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costs of settlements entered into in good faith, consultants’ fees and Attorneys’ Fees and Costs.

(g)

Settlement or Compromise of Claims. Borrower will not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (“Claim”), settle or compromise the Claim if the settlement (i) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those Indemnitees, satisfactory in form and substance to Lender, or (ii) may materially and adversely affect Lender, as determined by Lender in Lender’s Discretion.

(h)

Effect of Changes to Loan on Indemnification Obligations. Borrower’s obligation to indemnify the Indemnitees will not be limited or impaired by any of the following, or by any failure of Borrower or any Guarantor to receive notice of or consideration for any of the following:

(i)	Any amendment or modification of any Loan Document.

(ii)	Any extensions of time for performance required by any Loan Document.

(iii)

Any provision in any of the Loan Documents limiting Lender’s recourse to property securing the Indebtedness, or limiting the personal liability of Borrower or any other party for payment of all or any part of the Indebtedness.

(iv)	The accuracy or inaccuracy of any representations and warranties made by Borrower under this Loan Agreement or any other Loan Document.

(v)	The release of Borrower or any other Person, by Lender or by operation of law, from performance of any obligation under any Loan Document.

(vi)	The release or substitution in whole or in part of any security for the Indebtedness.

(vii)	Lender’s failure to properly perfect any Lien or security interest given as security for the Indebtedness.

(i)	Payments by Borrower. Borrower will, at its own cost and expense, do all of the following:

(i)

Pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this Article X.

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(ii)	Reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Article X.

(iii)

Reimburse Indemnitees for any and all expenses, including Attorneys’ Fees and Costs, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Article X, or in monitoring and participating in any legal or administrative proceeding.

(j)

Other Obligations. The provisions of this Article X will be in addition to any and all other obligations and liabilities that Borrower may have under applicable law or under other Loan Documents, and each Indemnitee will be entitled to indemnification under this Article X without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any Guarantor, or pursued any other rights available under the Loan Documents or applicable law. If Borrower consists of more than one Person, the obligation of those Persons to indemnify the Indemnitees under this Article X will be joint and several. The obligation of Borrower to indemnify the Indemnitees under this Article X will survive any repayment or discharge of the Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Lien of the Security Instrument. Notwithstanding the foregoing, if Lender has never been a mortgagee-in-possession of, or held title to, the Mortgaged Property, Borrower will have no obligation to indemnify the Indemnitees under this Article X after the date of the release of record of the Lien of the Security Instrument by payment in full at the Maturity Date or by voluntary prepayment in full.

(k)	Reserved.

10.03	Reserved.

ARTICLE XI MISCELLANEOUS PROVISIONS.

11.01

Waiver of Statute of Limitations, Offsets and Counterclaims. Borrower waives the right to assert any statute of limitations as a bar to the enforcement of this Loan Agreement or the Lien of the Security Instrument or to any action brought to enforce any Loan Document. Borrower waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or otherwise to offset any obligations to make the payments required by the Loan Documents. No failure by Lender to perform any of its obligations under the Loan Documents will be a valid defense to, or result in any offset against, any payments that Borrower is obligated to make under any of the Loan Documents.

11.02	Governing Law; Consent to Jurisdiction and Venue.

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(a)	This Loan Agreement, and any Loan Document which does not itself expressly identify the law which is to apply to it, will be governed by the laws of the Property Jurisdiction.

(b)

Borrower agrees that any controversy arising under or in relation to the Note, the Security Instrument, this Loan Agreement or any other Loan Document may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction will have jurisdiction over all controversies that may arise under or in relation to the Note, any security for the Indebtedness or any other Loan Document. Borrower irrevocably consents to service, jurisdiction and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this Section 11.02 is intended to limit Lender’s right to bring any suit, action or proceeding relating to matters under this Loan Agreement in any court of any other jurisdiction.

11.03	Notice.

(a)

All Notices under or concerning this Loan Agreement will be in writing. Each Notice will be deemed given on the earliest to occur of: (i) the date when the Notice is received by the addressee, (ii) the first Business Day after the Notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery, or (iii) the third Business Day after the Notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested. Addresses for Notice are set forth in Part B.11, Summary of Loan Terms.

Lender will endeavor to provide a courtesy copy of any Notice given to Borrower by Lender to the Person at the address set forth in Part B.11, Summary of Loan Terms. However, the failure to provide such courtesy copy will not affect the validity or sufficiency of any Notice to Borrower, will not affect Lender’s rights and remedies under this Loan Agreement or any other Loan Document, and will not subject Lender to any claims by or liability to Borrower or any other Person. No Person listed below will be a third-party beneficiary of any of the Loan Documents.

(b)

Any party to this Loan Agreement may change the address to which Notices intended for it are to be directed by means of Notice given to the other party in accordance with this Section 11.03. Each party agrees that it will not refuse or reject delivery of any Notice given in accordance with this Section 11.03, that it will acknowledge, in writing, the receipt of any Notice upon request by the other party and that any Notice rejected or refused by it will be deemed for purposes of this Section 11.03 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

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(c)	Any Notice under the Note and any other Loan Document that does not specify how Notices are to be given will be given in accordance with this Section 11.03.

(d)	Reserved.

11.04

Successors and Assigns Bound. This Loan Agreement will bind the respective successors and assigns of Borrower and Lender, and the rights granted by this Loan Agreement will inure to Lender’s successors and assigns.

11.05

Joint and Several (and Solidary) Liability. If more than one Person signs this Loan Agreement as Borrower, the obligations of such Persons will be joint and several. For a Mortgaged Property located in Louisiana, if more than one Person signs this Loan Agreement as Borrower, the obligations of such Persons will be joint and several and solidary, and wherever the phrase “joint and several” appears in this Loan Agreement, the phrase is amended to read “joint, several, and solidary.”

11.06	Relationship of Parties; No Third-Party Beneficiary.

(a)

The relationship between Lender and Borrower will be solely that of creditor and debtor, respectively, and nothing contained in this Loan Agreement will create any other relationship between Lender and Borrower. Nothing contained in this Loan Agreement will constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

(b)

No creditor of any party to this Loan Agreement and no other Person will be a third-party beneficiary of this Loan Agreement or any other Loan Document. Without limiting the generality of the preceding sentence: (i) any arrangement (“Servicing Arrangement”) between Lender and any Loan Servicer for loss sharing or interim advancement of funds will constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (ii) Borrower will not be a third-party beneficiary of any Servicing Arrangement, and (iii) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

11.07	Severability; Amendments.

(a)

The invalidity or unenforceability of any provision of this Loan Agreement will not affect the validity or enforceability of any other provision, and all other provisions will remain in full force and effect. This Loan Agreement contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Loan Agreement.

(b)	This Loan Agreement may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

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11.08	Disclosure of Information.

(a)

Borrower acknowledges that Lender may provide to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, ownership, purchase, participation or Securitization of the Loan, including any of the Rating Agencies, any entity maintaining databases on the underwriting and performance of commercial mortgage loans, as well as governmental regulatory agencies having regulatory authority over Lender, any and all information which Lender now has or may hereafter acquire relating to the Loan, the Mortgaged Property, Borrower, any SPE Equity Owner or any Guarantor, as Lender determines necessary or desirable and that such information may be included in disclosure documents in connection with a Securitization or syndication of participation interests, including a prospectus, prospectus supplement, offering memorandum, private placement memorandum or similar document (each, a “Disclosure Document”) and also may be included in any filing with the Securities and Exchange Commission pursuant to the Securities Act or the Securities Exchange Act. To the fullest extent permitted under applicable law, Borrower irrevocably waives all rights, if any, to prohibit such disclosure, including any right of privacy.

(b)

Borrower agrees that Lender may publicly use, at Lender’s discretion, the name of the Mortgaged Property, photographs of the Mortgaged Property, and basic transaction information (for example, the number of units in the Mortgaged Property and the Loan Amount) relating to the Loan.

11.09

Determinations by Lender. Unless otherwise provided in this Loan Agreement, in any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Loan Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision will be made or exercised by Lender (or its designated representative) at its sole and exclusive option and in its sole and absolute discretion.

11.10

Sale of Note; Change in Servicer; Loan Servicing. The Note or a partial interest in the Note (together with this Loan Agreement and the other Loan Documents) may be sold one or more times without prior Notice to Borrower. A sale may result in a change of the Loan Servicer. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. If there is a change of the Loan Servicer, Borrower will be given Notice of the change. All actions regarding the servicing of the Loan evidenced by the Note, including the collection of payments, the giving and receipt of Notice, inspections of the Mortgaged Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives Notice to the contrary. If Borrower receives conflicting Notices regarding the identity of the Loan Servicer or any other subject, any such Notice from Lender will govern.

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11.11	Supplemental Financing.

(a)

This Section will apply only if at the time of any application referred to in Section 11.11(b), Freddie Mac has in effect a product described in its Multifamily Seller/Servicer Guide under which it purchases supplemental mortgages on multifamily properties that meet specified criteria (“Supplemental Mortgage Product”). For purposes of this Section 11.11 only, the term “Freddie Mac” will include any affiliate or subsidiary of Freddie Mac.

(b)

After the first anniversary of the date of this Loan Agreement, or, if there are any Supplemental Loans affecting the Mortgaged Property, after the first anniversary of the date of the Supplemental Note for the most recently-incurred Supplemental Loan, Freddie Mac will consider an application from an originating lender that is generally approved by Freddie Mac to sell mortgages to Freddie Mac under the Supplemental Mortgage Product (“Approved Seller/Servicer”) for the purchase by Freddie Mac of a proposed indebtedness of Borrower to the Approved Seller/Servicer to be secured by one or more Supplemental Instruments on the Mortgaged Property. Freddie Mac will purchase each Supplemental Loan secured by the Mortgaged Property if each of the following conditions is satisfied:

(i)

At the time of the proposed Supplemental Loan, no Event of Default may have occurred and be continuing and no event or condition may have occurred and be continuing that, with the giving of Notice or the passage of time, or both, would become an Event of Default.

(ii)	Borrower and the Mortgaged Property must be acceptable to Freddie Mac under its Supplemental Mortgage Product.

(iii)	New loan documents must be entered into to reflect each Supplemental Loan, such documents to be acceptable to Freddie Mac in its discretion.

(iv)

No Supplemental Loan may cause the combined debt service coverage ratio of the Mortgaged Property after the making of that Supplemental Loan to be less than the Minimum DSCR. As used in this Section, the term “combined debt service coverage ratio” means, with respect to the Mortgaged Property, the ratio of:

(A)	the annual net operating income from the operations of the Mortgaged Property at the time of the proposed Supplemental Loan,

to

(B)	the aggregate of the annual principal and interest payable on all of the following:

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(1)	the Indebtedness under this Loan Agreement (using a 30-year amortization schedule),

(2)	any “Indebtedness” as defined in any security instruments recorded against the Mortgaged Property (using a 30-year amortization schedule for any Supplemental Loans), and

(3)	the proposed “Indebtedness” for any Supplemental Loan (using a 30-year amortization schedule).

As used in this Section 11.11, “annual principal and interest” with respect to a floating rate loan will be calculated by Freddie Mac using an interest rate equal to one of the following:

(X)	If the loan has an internal interest rate cap, the Capped Interest Rate.

(Y)	If the loan has an external interest rate cap, the Original Strike Rate plus the Margin.

(Z)	If the loan has no interest rate cap, the greater of (I) 7%, or (II) the then-current Index Rate plus the Margin plus 300 basis points.

The annual net operating income of the Mortgaged Property will be as determined by Freddie Mac in its discretion considering factors such as income in place at the time of the proposed Supplemental Loan and income during the preceding 12 months, and actual, historical and anticipated operating expenses. Freddie Mac will determine the combined debt service coverage ratio of the Mortgaged Property based on its underwriting. Borrower will provide Freddie Mac such financial statements and other information Freddie Mac may require to make these determinations.

(v)

No Supplemental Loan may cause the combined loan to value ratio of the Mortgaged Property after the making of that Supplemental Loan to exceed the Maximum Combined LTV, as determined by Freddie Mac. As used in this Section, “combined loan to value ratio” means, with respect to the Mortgaged Property, the ratio, expressed as a percentage, of:

(A)	the aggregate outstanding principal balances of all of the following:

(1)	the Indebtedness under this Loan Agreement,

(2)	any “Indebtedness” as defined in any security instruments recorded against the Mortgaged Property, and

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(3)	the proposed “Indebtedness” for any Supplemental Loan,

to

(B)	the value of the Mortgaged Property.

Freddie Mac will determine the combined loan to value ratio of the Mortgaged Property based on its underwriting. Borrower will provide Freddie Mac such financial statements and other information Freddie Mac may require to make these determinations. In addition, Freddie Mac, at Borrower’s expense, may obtain MAI appraisals of the Mortgaged Property in order to assist Freddie Mac in making the determinations under this Section 11.11. If Freddie Mac requires an appraisal, then the value of the Mortgaged Property that will be used to determine whether the Maximum Combined LTV has been met will be the lesser of the appraised value set forth in such appraisal or the value of the Mortgaged Property as determined by Freddie Mac.

(vi)	Borrower’s organizational documents are amended to permit Borrower to incur additional debt in the form of Supplemental Loans (Lender will consent to such amendment(s)).

(vii)

One or more Persons acceptable to Freddie Mac executes and delivers to the Approved Seller/Servicer a Guaranty in a form acceptable to Freddie Mac with respect to the exceptions to non-recourse liability described in Freddie Mac’s form promissory note, unless Freddie Mac has elected to waive its requirement for a Guaranty.

(viii)	The loan term of each Supplemental Loan will be coterminous with the Senior Indebtedness or longer than the Senior Indebtedness, in Freddie Mac’s discretion.

(ix)

The Prepayment Premium Period of each Supplemental Loan will be coterminous with the Prepayment Premium Period or the combined Lockout Period and Defeasance Period, as applicable, of the Senior Indebtedness.

(x)	The interest rate of each Supplemental Loan will be determined by Freddie Mac in its discretion.

(xi)	Lender enters into an intercreditor agreement (“Intercreditor Agreement”) acceptable to Freddie Mac and to Lender for each Supplemental Loan.

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(xii)

Borrower’s payment of fees and other expenses charged by Lender, Freddie Mac, the Approved Seller/Servicer, and the Rating Agencies (including reasonable Attorneys’ Fees and Costs) in connection with reviewing and originating each Supplemental Loan.

(xiii)

Commencing on the date that the first Supplemental Loan is originated and continuing for so long as any Supplemental Loan is outstanding, the first lien Senior Lender will begin collection of any deferred Monthly Deposit or Revised Monthly Deposit for Capital Replacements in accordance with Section 4.04(e) (if applicable) as well as Imposition Reserve Deposits for any of the following Impositions marked ‘Deferred’ in Section Part 3, Summary of Loan Terms:

(A)

Property Insurance premiums or premiums for other Insurance required by Lender under Section 6.10; provided, however, the first lien Senior Lender will not begin collection of any deferred Property Insurance premiums payable with respect to insurance coverage requirements under Section 6.10 that are otherwise satisfied by a blanket or master policy of insurance covering the Mortgaged Property.

(B)	Taxes and payments in lieu of taxes

(C)	Ground Rents

Such deposits will be credited to the payment of any such required Imposition Reserve Deposits under any Supplemental Loan.

(xiv)

If any covenants, conditions and restrictions affecting the Mortgaged Property provide for a lien for any assessments or other unpaid amounts, Borrower will provide satisfactory evidence that such lien will be subordinate to the lien of the Supplemental Instrument.

(xv)	All other requirements of the Supplemental Mortgage Product must be met, unless Freddie Mac has elected to waive one or more of its requirements.

(xvi)	Reserved.

(xvii)	Reserved.

(xviii)	Reserved.

(c)	No later than 5 Business Days after Lender’s receipt of a written request from Borrower, Lender will provide the following information to an Approved Seller/Servicer:

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(i)	The then-current outstanding principal balance of the Senior Indebtedness.

(ii)	Payment history of the Senior Indebtedness.

(iii)	Whether any Reserve Funds are being collected on the Senior Indebtedness and the amount of each such Reserve Fund deposit as of the date of the request.

(iv)	Whether any Repairs, Capital Replacements or improvements or rental achievement or burn-off guaranty requirements are existing or outstanding under the terms of the Senior Indebtedness.

(v)	A copy of the most recent inspection report for the Mortgaged Property.

(vi)

Whether any modifications or amendments have been made to the Loan Documents for the Senior Indebtedness since origination of the Senior Indebtedness and, if applicable, a copy of such modifications and amendments.

(vii)	Whether to Lender’s knowledge any Event of Default exists under the Senior Indebtedness.

Lender will only be obligated to provide this information in connection with Borrower’s request for a Supplemental Loan from an Approved Seller/Servicer. Notwithstanding anything in this Section 11.11 to the contrary, if Freddie Mac is the owner of the Note, this Section 11.11(c) is not applicable.

(d)	Lender will have no obligation to consent to any mortgage or Lien on the Mortgaged Property that secures any indebtedness other than the Indebtedness, except as set forth in this Loan Agreement.

(e)

If a Supplemental Loan is made to Borrower, Borrower agrees that the terms of the Intercreditor Agreement will govern with respect to any distributions of excess proceeds by Lender to the Supplemental Lender, and Borrower agrees that Lender may distribute any excess proceeds received by Lender pursuant to the Loan Documents to Supplemental Lender pursuant to the Intercreditor Agreement.

11.12

Defeasance. (Section Applies if Loan is Assigned to REMIC Trust Prior to the Cut-off Date and if the Note provides for Defeasance). This Section 11.12 will apply only if the Note is assigned to a REMIC trust prior to the Cut-off Date, and if the Note provides for Defeasance. If both of these conditions are met, then, subject to Section 11.12(a) and (c), Borrower will have the right to defease the Loan in whole (“Defeasance”) and obtain the release of the Mortgaged Property from the Lien of the Security Instrument upon the satisfaction of each of the following conditions:

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(a)	Borrower will not have the right to obtain Defeasance at any of the following times:

(i)	If the Loan is not assigned to a REMIC trust.

(ii)	During the Lockout Period.

(iii)	After the expiration of the Defeasance Period.

(iv)	After Lender has accelerated the maturity of the unpaid principal balance of, accrued interest on, and other amounts payable under, the Note pursuant to Section 11 of the Note.

(b)

Borrower will give Lender Notice (“Defeasance Notice”) specifying a Business Day (“Defeasance Closing Date”) on which Borrower desires to close the Defeasance. The Defeasance Closing Date specified by Borrower may not be more than 60 calendar days, nor less than 30 calendar days, after the date on which Lender receives the Defeasance Notice. Lender will acknowledge receipt of the Defeasance Notice and will notify Borrower of the identity of the accommodation borrower (“Successor Borrower”).

(c)

The Defeasance Notice must be accompanied by a $10,000 non-refundable fee (“Defeasance Fee”) for Lender’s processing of the Defeasance. If Lender does not receive the Defeasance Fee, then Borrower’s right to obtain Defeasance pursuant to that Defeasance Notice will terminate.

(d)	(i)

If Borrower timely pays the Defeasance Fee, but Borrower fails to perform its other obligations under this Section 11.12, Lender will have the right to retain the Defeasance Fee as liquidated damages for Borrower’s default and, except as provided in Section 11.12(d)(ii), Borrower will be released from all further obligations under this Section 11.12. Borrower acknowledges that Lender will incur financing costs in arranging and preparing for the release of the Mortgaged Property from the Lien of the Security Instrument in reliance on the executed Defeasance Notice. Borrower agrees that the Defeasance Fee represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Loan Agreement, of the damages Lender will incur by reason of Borrower’s default.

(ii)

If the Defeasance is not consummated on the Defeasance Closing Date for any reason, Borrower agrees to reimburse Lender for all third-party costs and expenses (other than financing costs covered by Section 11.12(d)(i)) incurred by Lender in reliance on the executed Defeasance Notice, within 5 Business Days after Borrower receives a written demand for payment,

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accompanied by a statement, in reasonable detail, of Lender’s third-party costs and expenses.

(iii)

All payments required to be made by Borrower to Lender pursuant to this Section 11.12 will be made by wire transfer of immediately available funds to the account(s) designated by Lender in its acknowledgement of the Defeasance Notice.

(e)	No Event of Default has occurred and is continuing.

(f)

Borrower will deliver each of the following documents to Lender, in form and substance satisfactory to Lender, on or prior to the Defeasance Closing Date, unless Lender has issued a written waiver of its right to receive any such document:

(i)	One or more opinions of counsel for Borrower confirming each of the following:

(A)	Lender has a valid and perfected first Lien and first priority security interest in the Defeasance Collateral and the proceeds of the Defeasance Collateral.

(B)	The Pledge Agreement is duly authorized, executed, delivered and enforceable against Borrower in accordance with its terms.

(C)	If, as of the Defeasance Closing Date, the Note is held by a REMIC trust, then each of the following is correct:

(1)	The Defeasance has been effected in accordance with the requirements of Treasury Regulation Section 1.860G-2(a)(8) (as such regulation may be modified, amended or replaced from time to time).

(2)	The qualification and status of the REMIC trust as a REMIC will not be adversely affected or impaired as a result of the Defeasance.

(3)	That there will be no imposition of a tax under applicable REMIC provisions as a result of the Defeasance.

(D)	The Defeasance will not result in a “sale or exchange” of the Note within the meaning of Section 1001(c) of the Tax Code and the temporary and final regulations promulgated thereunder.

(ii)	A written certificate from an independent certified public accounting firm (reasonably acceptable to Lender), confirming that the Defeasance

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Collateral will generate cash sufficient to make all Scheduled Debt Payments as they fall due under the Note, including full payment due on the Note on the Maturity Date.

(iii)

Lender’s form of a pledge and security agreement (“Pledge Agreement”) and financing statements which pledge and create a first priority security interest in the Defeasance Collateral in favor of Lender.

(iv)

Lender’s form of a transfer and assumption agreement (“Transfer and Assumption Agreement”), pursuant to which Borrower and any Guarantor (in each case, subject to satisfaction of all requirements under this Loan Agreement) will be relieved from liability in connection with the Loan to the extent described in Sections 7.05(b) and 7.05(c), respectively, and Successor Borrower will assume all remaining obligations.

(v)

Forms of all documents necessary to release the Mortgaged Property from the Liens created by the Security Instrument and related UCC financing statements (collectively, “Release Instruments”), each in appropriate form required by the Property Jurisdiction.

(vi)	Any other opinions, certificates, documents or instruments that Lender may reasonably request.

(g)	Borrower will deliver to Lender, on or prior to the Defeasance Closing Date, each of the following:

(i)	The Defeasance Collateral, which meets all of the following requirements:

(A)	It is owned by Borrower, free and clear of all Liens and claims of third-parties.

(B)

It is in an amount sufficient to provide for (1) redemption payments to occur prior, but as close as possible, to all successive Installment Due Dates occurring under the Note after the Defeasance Closing Date, and (2) delivery of redemption proceeds at least equal to the amount of principal and interest due on the Note on each Installment Due Date including full payment due on the Note on the Maturity Date (“Scheduled Debt Payments”).

(C)	All redemption payments received from the Defeasance Collateral will be paid directly to Lender to be applied on account of the Scheduled Debt Payments occurring after the Defeasance Closing Date.

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(D)	The pledge of the Defeasance Collateral will be effected through the book-entry facilities of a qualified securities intermediary designated by Lender in conformity with all applicable laws.

(ii)

All accrued and unpaid interest and all other sums due under the Note, this Loan Agreement and under the other Loan Documents, including all amounts due under Section 11.12(i), up to the Defeasance Closing Date.

(h)	Reserved.

(i)

Borrower will pay all reasonable costs and expenses incurred by Lender in connection with the Defeasance in full on or prior to the Defeasance Closing Date, which payment is required prior to Lender’s issuance of the Release Instruments and whether or not Defeasance is completed. Such expenses include all fees, costs and expenses incurred by Lender and its agents in connection with the Defeasance (including Attorneys’ Fees and Costs for the review and preparation of the Pledge Agreement and of the other materials described in this Loan Agreement and any related documentation, Rating Agencies’ fees, or other costs related to the Defeasance).

Lender reserves the right to require that Borrower post a deposit to cover costs which Lender reasonably anticipates that Lender will incur in connection with the Defeasance.

(j)	No Transfer Fee or Conditional Transfer Fee will be payable to Lender upon a Defeasance made in accordance with this Section 11.12.

(k)	Reserved.

11.13

Lender’s Rights to Sell or Securitize. Borrower acknowledges that Lender, and each successor to Lender’s interest, may (without prior Notice to Borrower or Borrower’s prior consent), sell or grant participations in the Loan (or any part of the Loan), sell or subcontract the servicing rights related to the Loan, securitize the Loan or place the Loan in a trust. Borrower agrees to cooperate with all reasonable requests of Lender in connection with any of the foregoing including taking the following actions:

(a)	Executing any financing statements or other documents deemed necessary by Lender or its transferee to create, perfect or preserve the rights and interest to be acquired by such transferee.

(b)	Delivering revised organizational documents, counsel opinions, and executed amendments to the Loan Documents satisfactory to the Rating Agencies.

(c)

Providing updated financial information with appropriate verification through auditors’ letters, if required by Lender. (If Lender requires that Borrower’s updated financial information be accompanied by appropriate verification through

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auditors’ letters, then Lender will reimburse Borrower for the costs which Borrower reasonably incurs in connection with obtaining such auditors’ letters.)

(d)	Providing updated information on all litigation proceedings affecting Borrower or any Borrower Principal as required in Section 6.16.

(e)

Reviewing information contained in any Disclosure Document and providing a mortgagor estoppel certificate, written confirmation of Borrower’s indemnification obligations under this Loan Agreement, and such other information about Borrower, any SPE Equity Owner, any Guarantor, any Property Manager or the Mortgaged Property as Lender may require for Lender’s offering materials.

Notwithstanding anything set forth above in this Section 11.13, Borrower will not be required to execute any document that changes the interest rate, the stated maturity date or the amortization of principal set forth in the Note, or that modifies or amends any essential economic terms of the Loan.

11.14

Cooperation with Rating Agencies and Investors. Borrower covenants and agrees that if Lender decides to include the Loan as an asset of a Secondary Market Transaction, Borrower will do all of the following:

(a)	At Lender’s request, meet with representatives of the Rating Agencies and/or investors to discuss the business and operations of the Mortgaged Property.

(b)	Permit Lender or its representatives to provide related information to the Rating Agencies and/or investors.

(c)	Cooperate with the reasonable requests of the Rating Agencies and/or investors in connection with all of the foregoing.

11.15	Letter of Credit Requirements.

(a)	Any Letter of Credit required under this Loan Agreement must satisfy the following conditions:

(i)	It must be a clean, irrevocable, unconditional standby letter of credit.

(ii)	It must name Lender as the sole beneficiary and permit Lender to assign the Letter of Credit without further consent from Issuer.

(iii)	It must have an initial term of not less than 12 months.

(iv)	It must be in the form required by Lender.

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(v)	It must provide that it may be drawn on by Lender or Loan Servicer, in whole or in part, by presentation to Issuer of a sight draft without any other restrictions on the right to draw.

(vi)

It must be issued by an Issuer meeting Lender’s requirements, which Issuer (i) must be an Eligible Institution, and (ii) may not, unless Lender agrees in writing, be an affiliate of Borrower or Lender.

(vii)

It must be obtained on behalf of Borrower by a Person other than Borrower’s general partners or managing members if Borrower is a general or limited partnership or limited liability company. Neither Borrower nor the general partners or managing members, if applicable, may have any liability or other obligations under any reimbursement agreement with respect to the Letter of Credit.

(viii)	It may not be secured by a lien on all or any part of the Mortgaged Property or related Personalty.

(ix)

When delivered to Lender, it must be accompanied by an opinion acceptable to Lender in Lender’s Discretion issued by counsel to the Issuer that includes opinions as to Issuer’s power and authority to issue the Letter of Credit and the enforceability of the Letter of Credit against Issuer and an updated nonconsolidation opinion with regard to any such Letter of Credit in form and substance satisfactory to Lender.

(b)

If at any time the Issuer of a Letter of Credit held by Lender ceases to be an Eligible Institution, Lender will have the right to immediately draw down the Letter of Credit in full and hold the Proceeds in an escrow account in accordance with the terms of this Loan Agreement.

(c)	Each Letter of Credit held by Lender pursuant to this Loan Agreement provides additional collateral for the Indebtedness in addition to the lien of the Security Instrument.

11.16	Reserved.

11.17	Reserved.

11.18	Reserved.

11.19	Reserved.

11.20	Time is of the Essence. Time is of the essence with respect to each covenant of this Loan Agreement.

11.21	Electronic Signatures. With respect to any E-Signed Document, the following provisions apply:

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(a)

Borrower represents and warrants that the intention of the natural Person signing on behalf of Borrower or Borrower Principal on each E-Signed Document was to attribute its respective signature to such E-Signed Document, and that the E-Signature represents the signer’s signature to the E-Signed document.

(b)	Borrower understands and agrees that the E-Signatures on all E-Signed Documents are legally binding.

(c)

Borrower waives all rights to repudiate the authenticity or validity of any E-Signature on any E-Signed Document to the extent such repudiation is based in whole or in part on the fact that such signature is not in an original handwritten form.

(d)

Borrower agrees that the law governing E-Signatures will be the federal Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S. Code, Chapter 96) (E-SIGN) and/or the Uniform Electronic Transactions Act of 1999 as promulgated by the U.S. Uniform Law Commission for consideration and enactment by the states (UETA), and that under no circumstances will E-Signatures be governed by the Uniform Computer Information Transactions Act (UCITA).

11.22	Reserved.

11.23

Subrogation. If, and to the extent that, the proceeds of the Loan, or subsequent advances under Section 9.02, are used to pay, satisfy or discharge a Prior Lien, such Loan proceeds or advances will be deemed to have been advanced by Lender at Borrower’s request, and Lender will automatically, and without further action on its part, be subrogated to the rights, including Lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

11.24	Reserved.

ARTICLE	XII DEFINITIONS.

The following terms, when used in this Loan Agreement (including when used in the recitals), will have the following meanings:

“Affiliate” of any Person means any other individual or entity that is, directly or indirectly, one of the following:

(i)	In Control of the applicable Person.

(ii)	Under the Control of the applicable Person.

(iii)	Under common Control with the applicable Person.

“Affiliate Transfer” is defined in Section 7.03(a)(i).

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“AML Laws” means applicable federal anti-money laundering laws and regulations including 18 U.S.C. §§ 1956 and 1957, as amended.

“Approved Seller/Servicer” is defined in Section 11.11(b).

“Assignment of Management Agreement” means the Assignment of Management Agreement and Subordination of Management Fees, dated the same date as this Loan Agreement, among Borrower, Lender and Property Manager, including all schedules, riders, allonges and addenda, as such Assignment of Management Agreement may be amended from time to time, and any future Assignment of Management Agreement and Subordination of Management Fees executed in accordance with Section 6.09(d).

“Assumption Agreement” means Lender’s then-standard assumption agreement that, among other things, requires the transferee to perform all obligations of Borrower set forth in the Note, the Security Instrument, this Loan Agreement and any other Loan Document.

“Attorneys’ Fees and Costs” means all of the following:

(i)

Fees and out of pocket costs of Lender’s and Loan Servicer’s attorneys, as applicable, including costs of Lender’s and Loan Servicer’s in-house counsel, support staff costs, costs of preparing for litigation, computerized research, telephone and facsimile transmission expenses, mileage, deposition costs, postage, duplicating, process service, videotaping and similar costs and expenses.

(ii)	Costs and fees of expert witnesses, including appraisers.

(iii)	Investigatory fees.

(iv)	Costs for any opinion required by Lender pursuant to the terms of the Loan Documents.

“Bankruptcy” means any of the following whether voluntary or involuntary, other than a case or proceeding initiated by Lender:

(i)	Any case under the Bankruptcy Code or any similar federal or state law for the relief of debtors.

(ii)	Any proceeding for the reorganization, recapitalization or adjustment or marshalling of a debtor’s assets or liabilities.

(iii)	Any receivership or assignment for the benefit of creditors.

(iv)	Any liquidation, dissolution, winding up, or similar proceeding, whether or not involving bankruptcy or insolvency.

(v)	Any case or proceeding similar to those set forth in (i) through (iv) of this definition.

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(vi)	Any other proceeding of any type or nature in which substantially all claims of creditors are determined and any payment or distribution is or may be made on account of such claims.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq., as amended from time to time.

“Beneficiary” means an Immediate Family Member (or an entity Controlled by an Immediate Family Member) who acquires an interest by devise, descent or operation of law due to the death of a natural person.

“Books and Records” is defined in Section 6.07(a).

“Borrower” means all Persons identified as “Borrower” in the first paragraph of this Loan Agreement, together with their successors and assigns.

“Borrower Information” is defined in Section 10.02(d).

“Borrower Principal” means any of the following:

(i)	Any general partner of Borrower (if Borrower is a partnership).

(ii)	Any manager, managing member, non-member manager, or member of the board of managers of Borrower (if Borrower is a limited liability company).

(iii)	Any settlor (grantor) of a living or revocable Trust (if Borrower is a living or revocable Trust).

(iv)	Any trustee of a Trust (if Borrower is a Trust).

(v)

Any Person (limited partner, member or shareholder) with a collective direct or indirect equity interest in Borrower equal to or greater than 25%, including any equitable ownership interest or any beneficial interest in an Illinois land trust, an irrevocable trust, or a Delaware Statutory Trust.

(vi)	Any master tenant operating all or a substantial portion of the Mortgaged Property pursuant to a master lease structure, such as a Delaware Statutory Trust structure.

(vii)	Any Guarantor of all or any portion of the Loan or of any obligations of Borrower under the Loan Documents.

(viii)

Any person or entity that Lender determines should be a Borrower Principal, including any person or entity that may take Control of Borrower in accordance with the terms of this Loan Agreement, such as pursuant to a Buy-Sell Transfer.

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“Borrower Proof of Loss Threshold” is the amount set forth in Part B.7, Summary of Loan Terms.

“Borrower Proof of Loss Maximum” is the amount set forth in Part B.7, Summary of Loan Terms.

“Buy-Sell Equity Investor” is the Person specified as such in the Summary of Loan Terms.

“Buy-Sell Transfer” is defined in Section 7.03(b)(iii).

“Business Day” means any day other than a Saturday, a Sunday, or any other day on which Lender or the national banking associations are not open for business.

“Cap Agreement” means any interest rate cap agreement, interest rate swap agreement or other interest rate-hedging contract or agreement, in a form acceptable to Lender, obtained by Borrower from a Cap Provider as a requirement of any Loan Document or as a condition of Lender’s making the Loan.

“Cap Collateral” means all of the following:

(i)	The Cap Agreement.

(ii)	The Cap Payments.

(iii)

All rights of Borrower under any Cap Agreement and all rights of Borrower to all Cap Payments, including contract rights and general intangibles, whether existing now or arising after the date of this Loan Agreement.

(iv)

All rights, liens and security interests or guaranties granted by a Cap Provider or any other Person to secure or guaranty payment of any Cap Payments whether existing now or granted after the date of this Loan Agreement.

(v)	All documents, writings, books, files, records and other documents arising from or relating to any of the foregoing, whether existing now or created after the date of this Loan Agreement.

(vi)	All cash and non-cash proceeds and products of (ii) through (v) of this definition.

“Cap Payment(s)” means any and all monies payable pursuant to any Cap Agreement by a Cap Provider.

“Cap Provider” means the third-party financial institution approved by Lender that is the counterparty under any Cap Agreement or Replacement Cap Agreement.

“Capital Replacement” means the replacement of those items listed on Exhibit F.

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“Capped Interest Rate” is defined in the Note, if applicable.

“Claim” is defined in Section 10.02(f).

“Clean Site Assessment” means a current Site Assessment which (i) is dated within 90 days prior to the date of the proposed Transfer, and (ii) evidences no presence of Hazardous Materials on the Mortgaged Property and no other Prohibited Activities or Conditions with respect to the Mortgaged Property.

“Closing Date” means the date on which Lender disburses the proceeds of the Loan to or for the account of Borrower.

“Commitment Letter” means the fully executed commitment letter or early rate lock application between Lender and Borrower issued in connection with the Loan, as such document may have been modified, amended or extended.

“Completion Date” means, with respect to any Repair, the date specified for that Repair in the Repair Schedule of Work (Exhibit C), as such date may be extended by Lender in writing.

“Condemnation” is defined in Section 6.11(a).

“Co-Owner Transfer” is defined in Section 7.03(a)(iv).

“Conditional Transfer Fee” means a fee of $25,000 that is paid (i) in addition to and not in lieu of the Transfer Processing Fee or Special Transfer Processing Fee, as applicable, and (ii) when certain Conditionally Permitted Transfers – Category III are completed.

“Conditionally Permitted Transfer” means a Transfer that will not cause an Event of Default under this Loan Agreement if certain conditions in this Loan Agreement are satisfied. The Conditionally Permitted Transfers are set forth in Section 7.03.

“Conditionally Permitted Transfer—Category I” includes the Transfers set forth in 7.03(a) for which Borrower must pay the Transfer Processing Fee.

“Conditionally Permitted Transfer—Category II” includes the Transfers set forth in 7.03(b) for which Borrower must pay the Special Transfer Processing Fee.

“Conditionally Permitted Transfer—Category III” includes the Transfers set forth in 7.03(c) for which Borrower must pay the Transfer Processing Fee and the Conditional Transfer Fee.

“Consolidation Borrower” is defined in Section 7.03(a)(v).

“Consolidation Borrower Manager” is the Person specified as such in Part B.9, Summary of Loan Terms.

“Control” means to possess, directly or indirectly, the power to manage an entity, including the authority to legally bind the entity.

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“Controlling Interest” means an interest held by a Person that gives such person the legal right to Control an entity, including the interest held by any of the following:

(i)	Any general partner in a partnership.

(ii)	Any manager (whether a member manager, nonmember manager, or a manager on a board of managers) in a limited liability company.

(iii)	Any director on a board of directors for a corporation that is not a Public Company.

(iv)	Any trustee of a Trust.

(v)	The settlor of a revocable Trust.

(vi)	Any Person with a position and/or decision rights that are similar to those listed in (i) through (v).

Neither of the following alone will be deemed sufficient to constitute a Controlling Interest: (i) the ownership of the majority of the equitable or legal interests in such entity or (ii) the right to vote on “major decisions” for such entity.

“Corporate Lease” means a Lease for one or more residential units under which one entity will rent all such units from Borrower and will have the right to sublease such units to individual subtenants.

“Crowdfunding” means the practice of funding a project or venture by raising capital by either of the following methods:

(i)

Via general solicitation (i.e., marketing directed to the public at large, whether via the internet or otherwise) that (A) names Freddie Mac, or (B) names or contains any information about the Mortgaged Property.

(ii)	From unaccredited investors in a public offering (e.g., under the related exemptions of Title III or Title IV of the Jumpstart Our Business Startups (JOBS) Act).

“Cut-off Date” is defined in the Note, if applicable.

“Default Rate” is defined in the Note.

“Defeasance” is defined in Section 11.12.

“Defeasance Closing Date” is defined in Section 11.12(b).

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“Defeasance Collateral” means: (i) a Freddie Mac Debt Security, (ii) a Fannie Mae Debt Security, (iii) U.S. Treasury Obligations, or (iv) FHLB Obligations.

“Defeasance Fee” is defined in Section 11.12(c).

“Defeasance Notice” is defined in Section 11.12(b).

“Defeasance Period” is defined in the Note, if applicable.

“Departing Equity Owner” is defined in Section 7.03(c)(ii).

“Departing Manager” is defined in Section 7.03(c)(i).

“Designated Entity for Transfers” means each entity so identified in Exhibit I, and that entity’s successors and permitted assigns.

“Disclosure Document” is defined in Section 11.08.

“E-Signature” means any form of signature provided on behalf of Borrower or a Borrower Principal other than an original handwritten signature, including any type of image created in any manner (whether electronically or otherwise) which image could reasonably be interpreted as an indication of the signer’s intent to sign the document.

“E-Signed Document” means any document received by Servicer or Lender in connection with the underwriting, origination, transfer, Securitization, or servicing of the Loan, or the correction or amendment of any such document, to which an E-Signature is affixed, attached, or otherwise logically associated.

“Economic Sanctions Laws” means the foreign assets control regulations, 31 C.F.R. Chapter V, as amended, and any amending federal legislation or executive order relating thereto, as administered by OFAC.

“Economic Sanctions and AML Laws Indemnity” is defined in Section 10.02(e).

“Eligible Account” means an identifiable account which is separate from all other funds held by the holding institution that is either (i) an account or accounts maintained with the corporate trust department of a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution, or (ii) a segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

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“Eligible Institution” means a federal or state chartered depository institution or trust company insured by the Federal Deposit Insurance Corporation, the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., P-1 by Moody’s Investors Service, Inc. and F-3 by Fitch, Inc. in the case of accounts in which funds are held for 30 days or less or, in the case of letters of credit or accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least “A” by Fitch, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and “A2” by Moody’s Investors Service, Inc. If at any time an Eligible Institution does not meet the required rating, the Loan Servicer must move the Eligible Account within 30 days of such event to an appropriately rated Eligible Institution.

“Environmental Inspections” is defined in Section 6.12(e).

“Environmental Permit” means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event of Default” means the occurrence of any event listed in Section 9.01.

“Existing Owner” means any Person that owned a direct or indirect interest in Borrower or had a Controlling Interest in Borrower on the date of this Loan Agreement and whose name appears in the organizational chart attached as Exhibit H to this Loan Agreement.

“Extension Period” is defined in the Note, if applicable.

“Fannie Mae Debt Security” means any non-callable bond, debenture, note, or other similar debt obligation issued by the Federal National Mortgage Association.

“FHFA” means the Federal Housing Finance Agency.

“FHFA SCP List” means the Suspended Counterparty List maintained by the FHFA which is currently published at

https://www.fhfa.gov/SupervisionRegulation/LegalDocuments/suspendedcounterpartyprogram.

“FHLB Obligations” mean direct, non-callable and non-redeemable securities issued, or fully insured as to payment, by the Federal Home Loan Bank.

“Fixtures” means all property owned by Borrower which is attached to the Land or the Improvements so as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention or fire detection or otherwise used to carry electronic signals; telephone systems and

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equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

“Freddie Mac” means the Federal Home Loan Mortgage Corporation.

“Freddie Mac Debt Security” means any non-callable bond, debenture, note, or other similar debt obligation issued by Freddie Mac.

“Freddie Mac Web Site” means the web site of Freddie Mac, located at www.freddiemac.com.

“GAAP” means generally accepted accounting principles.

“Governmental Authority” means any board, commission, department, agency or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property, or the use, operation or improvement of the Mortgaged Property, or over Borrower.

“Guarantor” means the Person(s) required by Lender to guaranty all or a portion of Borrower’s obligations under the Loan Documents, as set forth in the Guaranty. The required Guarantors as of the date of this Loan Agreement are set forth in Exhibit I.

“Guaranty” means the Guaranty executed by Guarantor and/or any Replacement Guaranty or supplemental guaranty executed pursuant to the terms of this Loan Agreement.

“Guarantor Not in Borrower’s Ownership Structure” means a Guarantor who does not (i) Control Borrower or a Designated Entity for Transfers and/or (ii) have a direct or indirect ownership interest in Borrower.

“Hazardous Materials” means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls (PCBs) and compounds containing them; lead and lead-based paint; asbestos or asbestos containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any Governmental Authority; any substance that requires special handling and any other material or substance now or in the future that (i) is defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” or “pollutant” by or within the meaning of any Hazardous Materials Law, or (ii) is regulated in any way by or within the meaning of any Hazardous Materials Law.

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“Hazardous Materials Law” and “Hazardous Materials Laws” means any and all federal, state and local laws, ordinances, regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future, including all amendments, that relate to Hazardous Materials or the protection of human health or the environment and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101 et seq., and their state analogs.

“HVAC System” is defined in Section 6.10(a)(v).

“Immediate Family Members” means a Person’s spouse, parent, child (including stepchild), grandchild (including step-grandchild), sibling or domestic partner.

“Imposition Reserve Deposits” is defined in Section 4.02(a).

“Impositions” is defined in Section 4.02(a).

“Improvements” means the buildings, structures and improvements now constructed or at any time in the future constructed or placed upon the Land, including any future alterations, replacements and additions.

“Indebtedness” means the principal of, interest at the fixed or variable rate set forth in the Note on, and all other amounts due at any time under, the Note, this Loan Agreement or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 9.02 to protect the security of the Security Instrument.

“Indemnification Affiliate” is defined in Section 10.02(d).

“Indemnified Party/ies” is defined in Section 10.02(d).

“Indemnitees” is defined in Section 10.02(a).

“Index Rate” is defined in the Note, if applicable.

“Installment Due Date” is defined in the Note.

“Insurance” means Property Insurance, liability insurance and all other insurance that Lender requires Borrower to maintain pursuant to this Loan Agreement.

“Intercreditor Agreement” is defined in Section 11.11(b).

“Intrafamily Transfer” is defined in Section 7.03(a)(ii).

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“Issuer” means the issuer of any Letter of Credit.

“Issuer Group” is defined in Section 10.02(d).

“Issuer Person” is defined in Section 10.02(d).

“Land” means the land described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

“Lender” means the entity identified as “Lender” in the first paragraph of this Loan Agreement, or any subsequent holder of the Note.

“Lender’s Discretion” means Lender’s reasonable discretion unless otherwise set forth in this Loan Agreement.

“Letter of Credit” means any letter of credit required under the terms of this Loan Agreement or any other Loan Document.

“Lien” means any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance on the Mortgaged Property.

“Lien on Ownership Interest” means any security interest or other lien or encumbrance on any direct or indirect ownership interest in Borrower.

“Loan” is defined on Page 1 of this Loan Agreement.

“Loan Agreement” means this Multifamily Loan and Security Agreement.

“Loan Application” is defined in Section 5.16(a).

“Loan Documents” means the Note, the Security Instrument, this Loan Agreement, all guaranties, all indemnity agreements, all collateral agreements, UCC filings, O&M Programs, the MMP and any other documents now or in the future executed by Borrower, any Guarantor or any other Person in connection with the Loan evidenced by the Note, as such documents may be amended from time to time.

“Loan Servicer” means the entity that from time to time is designated by Lender to collect payments and deposits and receive Notices under the Note, the Security Instrument, this Loan Agreement and any other Loan Document, and otherwise to service the Loan evidenced by the Note for the benefit of Lender.

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“Lockout Period,” if applicable, is defined in the Note.

“Major Building System” means one that is integral to the Improvements, providing basic services to the tenants and other occupants of the Improvements including:

(i)	Electrical (electrical lines or power upgrades, excluding fixture replacement).

(ii)	HVAC (central and unit systems, excluding replacement of in kind unit systems).

(iii)	Plumbing (supply and waste lines, excluding fixture replacement).

(iv)	Structural (foundation, framing, and all building support elements).

“Manager” or “Managers” means a Person who is named or designated as (i) a non-member manager, manager, managing member, or manager on a board of managers or otherwise acts in the capacity of a manager or managing member pursuant to the limited liability company agreement or similar instrument under which the limited liability company is formed or operated, or (ii) a general partner of a general or limited partnership pursuant to a partnership agreement or similar agreement under which the partnership is formed or operated.

“Manager Transfer” is defined in Section 7.03(c)(i).

“Margin” is defined in the Note, if applicable.

“Material Adverse Effect” means a significant detrimental effect on: (i) the Mortgaged Property, (ii) the business, prospects, profits, operations or condition (financial or otherwise) of Borrower, (iii) the enforceability, validity, perfection or priority of the Lien of any Loan Document, or (iv) the ability of Borrower to perform any obligations under any Loan Document.

“Maturity Date” means the Scheduled Maturity Date, as defined in the Note.

“Maximum Combined LTV means the percentage set forth in Part B.12, Summary of Loan Terms.

“Membership Interests” are all or substantially all the ownership interests in the Membership Interests Seller.

“Membership Interests Seller” is defined in Part B.4, Summary of Loan Terms.

“Minimum DSCR” means, with respect to a Supplemental Loan, (i) if the Senior Indebtedness bears interest at a fixed rate, 1.25:1, or (ii) if the Senior Indebtedness bears interest at a floating rate, 1.10:1.

“Minimum Occupancy” means the percentage of units at the Mortgaged Property set forth in Part B.6, Summary of Loan Terms with leases that comply with Section 5.11, Section 6.09(e)(v)(E), and Section 6.15.

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“MMP” means a moisture management plan to control water intrusion and prevent the development of Mold or moisture at the Mortgaged Property throughout the term of this Loan Agreement. The requirements for an MMP are set forth in Part B.5, Summary of Loan Terms.

“Modified Non-Residential Lease” means an extension or modification of any Non-Residential Lease, which Non-Residential Lease was in existence as of the date of this Loan Agreement.

“Mold” means mold, fungus, microbial contamination or pathogenic organisms.

“Mortgaged Property” means all of Borrower’s present and future right, title and interest in and to all of the following:

(i)	The Land, or, if Borrower’s interest in the Land is pursuant to a Ground Lease, the Ground Lease and the Leasehold Estate.

(ii)	The Improvements.

(iii)	The Fixtures.

(iv)	The Personalty.

(v)

All current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights of way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses and appurtenances related to or benefiting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated.

(vi)

All proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the Insurance pursuant to Lender’s requirement.

(vii)

All awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land or the Leasehold Estate, as applicable, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from Condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof.

(viii)

All contracts, options and other agreements for the sale of the Land, or the Leasehold Estate, as applicable, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the

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future, including cash or securities deposited to secure performance by parties of their obligations.

(ix)

All proceeds from the conversion, voluntary or involuntary, of any of the items described in items (i) through (viii) of this definition, into cash or liquidated claims, and the right to collect such proceeds.

(x)	All Rents and Leases.

(xi)	All earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Loan.

(xii)	All Imposition Reserve Deposits.

(xiii)

All refunds or rebates of Impositions by any Governmental Authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Loan Agreement is dated).

(xiv)	All tenant security deposits which have not been forfeited by any tenant under any Lease and any bond or other security in lieu of such deposits.

(xv)	All names under or by which any of the Mortgaged Property may be operated or known, and all trademarks, trade names and goodwill relating to any of the Mortgaged Property.

(xvi)	If required by the terms of Section 4.05 or elsewhere in this Loan Agreement, all rights under any Letter of Credit and the Proceeds, as such Proceeds may increase or decrease from time to time.

(xvii)	If the Note provides for interest to accrue at a floating or variable rate and there is a Cap Agreement, the Cap Collateral.

(xviii)	through (xxv) are Reserved.

“New Non-Residential Lease” is any Non-Residential Lease not in existence as of the date of this Loan Agreement.

“Non-Controlling Interest” is an ownership interest in Borrower or in a Designated Entity for Transfers that is not a Controlling Interest, including (i) any limited partnership interest in a partnership, (ii) any non-managing interest in a limited liability company, or (iii) beneficial interests in a Trust that is not a revocable Trust.

“Non-Residential Lease” is a Lease of a portion of the Mortgaged Property to be used for non-residential purposes.

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“Non-U.S. Equity Holder” means any Person with a collective equity interest (whether direct or indirect) of 10% or more in Borrower, and which is either (a) an individual who is not a citizen of the United States, or (b) an entity formed outside the United States.

“Note” means the Multifamily Note or Notes (including any Amended and Restated Note(s), Consolidated, Amended and Restated Note(s), or Extended and Restated Note(s)) executed by Borrower in favor of Lender and dated as of the date of this Loan Agreement, including all schedules, riders, allonges and addenda, as such Multifamily Note(s) may be amended, modified and/or restated from time to time.

“Notice” or “Notices” means all notices, demands and other communication required under the Loan Documents, provided in accordance with the requirements of Section 11.03.

“Notice of Death” is defined in Section 7.03(b)(i).

“O&M Program” is defined in Section 6.12(c) and if applicable, consists of the O&M Programs set forth in Part B.8, Summary of Loan Terms.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“OFAC Lists” means either one of the following:

(i)	The OFAC Specially Designated Nationals and Blocked Persons List.

(ii)	The OFAC Consolidated Sanctions List.

“Permitted Transfer” means a Transfer that will not cause an Event of Default under this Loan Agreement. The Permitted Transfers are set forth in Section 7.02.

“Person” means any natural person, sole proprietorship, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, limited liability limited partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

“Personalty” means all of the following:

(i)	Accounts (including deposit accounts) of Borrower related to the Mortgaged Property.

(ii)

Equipment and inventory owned by Borrower, which are used now or in the future in connection with the ownership, management or operation of the Land or Improvements or are located on the Land or Improvements, including furniture, furnishings, machinery, building materials, goods, supplies, tools, books, records (whether in written or electronic form) and computer equipment (hardware and software).

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(iii)

Other tangible personal property owned by Borrower which is used now or in the future in connection with the ownership, management or operation of the Land or Improvements or is located on the Land or in the Improvements, including ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances (other than Fixtures).

(iv)	Any operating agreements relating to the Land or the Improvements.

(v)	Any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements.

(vi)

All other intangible property, general intangibles and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land and including subsidy or similar payments received from any sources, including a Governmental Authority.

(vii)	Any rights of Borrower in or under any Letter of Credit.

“Pledge Agreement” is defined in Section 11.12(f)(iii).

“Preferred Equity Control Take-over” is defined in Section 7.03(b)(ii).

“Preferred Equity Investor” is the Person specified as such in Part B.9, Summary of Loan Terms.

“Prepayment Premium Period” is defined in the Note.

“Previously Underwritten Person” is the Person specified as such in Part B.9, Summary of Loan Terms.

“Prior Borrower Principal” is the Person specified as such in Part B.9, Summary of Loan Terms.

“Prior Lien” means a pre-existing mortgage, deed of trust or other Lien encumbering the Mortgaged Property.

“Proceeds” means the cash obtained by a draw on a Letter of Credit.

“Prohibited Activity or Condition” means each of the following:

(i)

The presence, use, generation, release, treatment, processing, storage (including storage in above-ground and underground storage tanks), handling or disposal of any Hazardous Materials on or under the Mortgaged Property.

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(ii)	The transportation of any Hazardous Materials to, from or across the Mortgaged Property.

(iii)	Any occurrence or condition on the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws.

(iv)	Any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property.

(v)	Any violation or noncompliance with the terms of any O&M Program.

However, the term “Prohibited Activity or Condition” expressly excludes lawful conditions permitted by an O&M Program or the safe and lawful use and storage of quantities of: (i) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (ii) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential units in the Mortgaged Property, and (iii) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property’s parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

“Prohibited Parties List” means any one or more of the (i) OFAC Lists or (ii) FHFA SCP List.

“Prohibited Transfer” means a Transfer that will constitute an Event of Default under this Loan Agreement. The Prohibited Transfers are set forth in Section 7.01.

“Property Improvement Alterations” means alterations to the Improvements existing at or upon the Mortgaged Property as of the date of this Loan Agreement, which are being made to renovate or upgrade the Mortgaged Property and are not otherwise permitted under Section 6.09(e). Repairs, Capital Replacements, Restoration or other work required to be performed at the Mortgaged Property pursuant to Sections 6.10 or 6.11 will not constitute Property Improvement Alterations.

“Property Improvement Notice” means a Notice to Lender that Borrower intends to begin the Property Improvement Alterations identified in the Property Improvement Notice.

“Property Insurance” is defined in Section 6.10(a).

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Property Manager” means the Person identified as such in Part B.1, Summary of Loan Terms.

“Property Seller” is defined in Section 5.24.

“Public Company” means (i) a company whose shares are traded on a United States public exchange or a United States over-the-counter exchange with no control over who purchases its

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shares after the initial public offering, or (ii) a pension fund that is controlled by a United States municipal, county, state, or federal governmental unit or any subsidiary thereof.

“Rate Cap Agreement Reserve Fund” means the account established pursuant to Section 4.07, if applicable, to pay for the cost of a Replacement Cap Agreement.

“Rating Agencies” means Fitch, Inc., Moody’s Investors Service, Inc., or Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor entity of the foregoing, or any other nationally recognized statistical rating organization.

“Released Guarantor” is defined in Section 7.03(c)(iii).

“Release of Guarantor Transfer” is defined in Section 7.03(c)(iii).

“Release Instruments” is defined in Section 11.12(f).

“Remedial Work” is defined in Section 6.12(f).

“Rent(s)” means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due or to become due, and deposits forfeited by tenants, and, if Borrower is a cooperative housing corporation or association, maintenance fees, charges or assessments payable by shareholders or residents under proprietary leases or occupancy agreements, whether now due, past due or to become due.

“Rent Schedule” means a written schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender.

“Repairs” means the repairs to be made to the Mortgaged Property, as described on the Repair Schedule of Work (Exhibit C) or as otherwise required by Lender in accordance with this Loan Agreement.

“Replacement Cap Agreement” means any Cap Agreement satisfying the provisions of this Loan Agreement, using documentation approved by Lender, and purchased by Borrower to replace any initial Cap Agreement or subsequent Cap Agreement.

“Replacement Cost” means the estimated replacement cost of the Improvements, Fixtures, and Personalty (or, when used in reference to a property that is not the Mortgaged Property, all improvements, fixtures, and personalty located on such property), excluding any deduction for depreciation, all as determined annually by Borrower using customary methodology and sources of information acceptable to Lender in Lender’s Discretion. Replacement Cost will not include the cost to reconstruct foundations or site improvements, such as driveways, parking lots, sidewalks, and landscaping.

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“Replacement Guarantor” means a Person acceptable to Lender that executes a Guaranty in connection with (i) a Transfer, (ii) a Guarantor Status Event, (iii) a Guarantor Bankruptcy, or (iv) the death of a Guarantor, and that meets the Replacement Guarantor Net Worth and Liquidity Requirements.

“Replacement Guaranty” means a Guaranty executed by a Replacement Guarantor in a form acceptable to Lender and in substantially the same form as the Guaranty executed on the same date as this Loan Agreement. If the Replacement Guarantor is an entity, the Replacement Guarantor’s Guaranty will be modified to include, at Replacement Guarantor’s option, either Lender’s current form of the Rider to Guaranty – Material Adverse Change, or Lender’s current form of the Rider to Guaranty – Minimum Net Worth/Liquidity.

“Replacement Guarantor Net Worth and Liquidity Requirements” means that all Guarantors (including any Replacement Guarantors) collectively satisfy the following requirements:

(a)	A net worth of at least:

(i)	$5,000,000 for Loans with an unpaid principal balance of the Loan at the time of the applicable Transfer of less than $15,000,000.

(ii)	$10,000,000 for Loans with an unpaid principal balance of the Loan at the time of the applicable Transfer of at least $15,000,000 and less than $30,000,000.

(iii)	$15,000,000 for Loans with an unpaid principal balance of the Loan at the time of the applicable Transfer of at least $30,000,000 and less than $50,000,000.

(iv)	30% of the unpaid principal balance of the Loan at the time of the applicable Transfer for Loans of at least $50,000,000.

(b)

Liquidity equal to the greater of 10% of the unpaid principal balance of the Loan at the time of the applicable Transfer or one year of debt service unless another amount is set forth in this Loan Agreement. If the Loan has a floating interest rate, then the liquidity requirement will be 10% of the unpaid principal balance. If the Loan is an interest-only or partial interest only loan, then Lender will calculate one year of debt service using the amortizing debt service.

“Required Co-Owner” means a Person that must maintain at least the Required Co-Owner Interest after a Co-Owner Transfer, as set forth in Part B.9, Summary of Loan Terms.

“Required Co-Owner Interest” means the percentage of direct or indirect interest in the Mortgaged Property that the Required Co-Owner must maintain after a Co-Owner Transfer, as set forth in Part B.9, Summary of Loan Terms.

“Required Equity Owner” means a Person that must maintain at least the Required Equity Ownership Interest, as set forth in Part B.9, Summary of Loan Terms.

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“Required Equity Owner Transfer” is defined in Section 7.03(c)(ii).

“Required Equity Ownership Interest” means the minimum percentage of direct or indirect interest in Borrower that the Required Equity Owner must maintain, as set forth in Part B.10, Summary of Loan Terms.

“Reserve Fund” means each account established for Imposition Reserve Deposits, the Replacement Reserve Fund, the Repair Reserve Fund (if any), the Rate Cap Agreement Reserve Fund (if any), the Rental Achievement Reserve Fund (if any), and any other account established pursuant to Article IV of this Loan Agreement.

“Restoration” is defined in Section 6.10(j)(i).

“Scheduled Debt Payments” is defined in Section 11.12(g)(i)(B).

“Second Beneficiary” is defined in Section 7.03(b)(i).

“Secondary Market Transaction” means any of the following:

(i)	Any sale or assignment of this Loan Agreement, the Note and the other Loan Documents to one or more investors as a whole loan.

(ii)	A participation of the Loan to one or more investors.

(iii)

Any deposit of this Loan Agreement, the Note and the other Loan Documents with a trust or other entity which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other entity.

(iv)	Any other sale, assignment or transfer of the Loan or any interest in the Loan to one or more investors.

“Securitization” means when the Note or any portion of the Note is assigned to a REMIC or grantor trust.

“Securitization Indemnification” is defined in Section 10.02(d).

“Security Instrument” means the mortgage, deed of trust, deed to secure debt or other similar security instrument encumbering the Mortgaged Property and securing Borrower’s performance of its Loan obligations, including Borrower’s obligations under the Note and this Loan Agreement (including any Amended and Restated Security Instrument, Consolidation, Modification and Extension Agreement, Extension and Modification Agreement or similar agreement or instrument amending and restating existing security instruments).

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“Senior Indebtedness” means, for a Supplemental Loan, if any, the Indebtedness evidenced by each Senior Note and secured by each Senior Instrument for the benefit of each Senior Lender.

“Senior Instrument” means, for a Supplemental Loan, each Senior Instrument identified in Part B.13, Summary of Loan Terms. If the Loan is a first lien on the Mortgaged Property, the term “Senior Instrument” is not applicable.

“Senior Lender” means each holder of a Senior Note.

“Senior Loan Documents” means, for a Supplemental Loan, if any, all documents relating to each loan evidenced by a Senior Note.

“Senior Note” means, for a Supplemental Loan, if any, each Multifamily Note secured by a Senior Instrument.

“Servicing Arrangement” is defined in Section 11.06(b).

“Settlement Notice” is defined in Section 7.03(b)(i).

“Single Purpose Entity” is defined in Section 6.13(a).

“Site Assessment” means an environmental assessment report for the Mortgaged Property prepared at Borrower’s expense by a qualified environmental consultant engaged by Borrower, or by Lender on behalf of Borrower, and approved by Lender, and in a manner reasonably satisfactory to Lender, based upon an investigation relating to and making appropriate inquiries to evaluate the risks associated with Mold and any existence of Hazardous Materials on or about the Mortgaged Property, and the past or present discharge, disposal, release or escape of any such substances, all consistent with the most current version of the ASTM 1527 standard (or any successor standard published by ASTM) and good customary and commercial practice.

“SPE Equity Owner” if applicable, means the Person identified as such in Part B.2, Summary of Loan Terms. If an SPE Equity Owner is not identified in Part B.2, Summary of Loan Terms then Borrower will not be required to maintain an SPE Equity Owner in its organizational structure during the term of the Loan and all references to SPE Equity Owner in this Loan Agreement and in the Note will be of no force or effect.

“Special Transfer Processing Fee” means a nonrefundable fee of $25,000 for Lender’s review of (i) a proposed or completed Conditionally Permitted Transfer – Category II or (ii) certain other actions or events relating to Guarantor set forth in Article VIII.

“Status Event” means any of the following events have occurred in connection with an entity:

(i)	Termination of its existence.

(ii)	Merger or consolidation of the entity with another entity (whether or not the entity is the surviving entity).

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(iii)	Surrender of its charter.

(iv)	Dissolution of the entity.

(v)	Liquidation of its assets.

(vi)	Division of the entity.

(vii)	Reconstitution of the entity into another entity.

(viii)	The filing of any document with the applicable governmental authority to effect any action listed in (i) through (vii) of this definition.

“Successor Borrower” is defined in Section 11.12(b).

“Supplemental Indebtedness” the Indebtedness evidenced by the Supplemental Note(s) and secured by the Supplemental Instrument(s) for the benefit of Supplemental Lender(s), if any.

“Supplemental Instrument” means, for each Supplemental Loan (whether one or more), if any, the Security Instrument executed to secure the Supplemental Note for that Supplemental Loan.

“Supplemental Lender” means, for each Supplemental Loan (whether one or more), if any, the lender named in the Supplemental Instrument for that Supplemental Loan and its successors and/or assigns.

“Supplemental Loan” means any loan that is subordinate to the Senior Indebtedness.

“Supplemental Loan Documents” means, for each Supplemental Loan (whether one or more), if any, all documents relating to the loan evidenced by the Supplemental Note for that Supplemental Loan.

“Supplemental Mortgage Product” is defined in Section 11.11(a).

“Supplemental Note” means, for each Supplemental Loan (whether one or more), if any, the Multifamily Note secured by the Supplemental Instrument for that Supplemental Loan.

“Tax Code” means the Internal Revenue Code of the United States, 26 U.S.C. Section 1 et seq., as amended from time to time.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, whether general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a Lien on the Land or the Improvements.

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“Tenancy in Common Agreement” means a written agreement that sets out the rights and responsibilities of each Co-Owner Borrower.

“TIC Roll-up Transfer” is defined in Section 7.03(a)(v).

“Title Policy” means the title policy issued to and accepted by Lender contemporaneously with the execution of this Loan Agreement insuring Lender’s interest in the Mortgaged Property.

“Total Insurable Value” means the sum of the Replacement Cost, business income/rental value Insurance and the value of any business personal property.

“Transfer” means any of the following:

(i)

A sale, assignment, transfer or other disposition or divestment of any legal or equitable direct or indirect interest in Borrower, any Designated Entity for Transfer or the Mortgaged Property (whether voluntary, involuntary or by operation of law).

(ii)	The granting, creating or attachment of a Lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law).

(iii)	The issuance or other creation of a legal or equitable ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock.

(iv)	The withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or Manager in a limited liability company.

(v)	The addition, appointment, substitution or removal of a manager on a board of managers or a director on a board of directors.

(vi)	A Status Event.

(vii)	The termination or revocation of a trust, or the addition, removal, appointment or substitution of a trustee of a trust.

For purposes of defining the term “Transfer,” the term “partnership” means a general partnership, a limited partnership, a joint venture, a limited liability partnership, or a limited liability limited partnership and the term “partner” means a general partner, a limited partner, or a joint venturer.

“Transfer” does not include any of the following:

(i)	A conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under the Security Instrument.

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(ii)	The Mortgaged Property becoming part of a bankruptcy estate by operation of law under the Bankruptcy Code.

(iii)	The filing or recording of a Lien against the Mortgaged Property for local taxes and/or assessments not then due and payable.

“Transfer and Assumption Agreement” is defined in Section 11.12(f)(iv).

“Transfer Due to Death” is defined in Section 7.03(b)(i).

“Transfer Fee” means a fee paid when the Transfer is completed. Unless otherwise specified, the Transfer Fee will be equal to the lesser of the following:

(i)	1% of the outstanding principal balance of the Indebtedness as of the date of the Transfer.

(ii)	$250,000.

“Transfer Processing Fee” means a nonrefundable fee of $15,000 for Lender’s review of a proposed or completed Transfer.

“Transfer to Previously Underwritten Person(s)” is defined in Section 7.03(a)(iii).

“Trust” means a legal entity in which a trustee agrees to hold and manage certain assets or property of the trustor for the benefit of the beneficiary(ies). “Trust” includes a revocable trust, irrevocable trust, testamentary trust, and Delaware Statutory Trust.

“U.S. Treasury Obligations” means direct, non-callable and non-redeemable securities issued, or fully insured as to payment, by the United States of America.

“UCC Collateral” is defined in Section 3.03.

“Underwriter Group” is defined in Section 10.02(d).

“Uniform Commercial Code” means the Uniform Commercial Code as promulgated in the applicable jurisdiction.

“Windstorm Coverage” is defined in Section 6.10(a)(iv).

Multifamily Loan and Security Agreement (The Summit)	Page 122

ARTICLE XIII INCORPORATION OF ATTACHED RIDERS.

The Riders listed in Part D of the Summary of Loan Terms are attached to and incorporated into this Loan Agreement.

ARTICLE XIV INCORPORATION OF ATTACHED EXHIBITS.

The Exhibits listed in Part C of the Summary of Loan Terms, if marked with an “X” in the space provided, are attached to this Loan Agreement:

ARTICLE XV RESERVED.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURES ON FOLLOWING PAGES

Multifamily Loan and Security Agreement (The Summit)	Page 123

BORROWER:

RRE SUMMIT HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Alan F. Feldman (Seal)
Name:	Alan F. Feldman
Title:	Chief Executive Officer

SIGNATURES CONTINUE ON FOLLOWING PAGE

Multifamily Loan and Security Agreement (The Summit)	Page S-1

LENDER:

CBRE CAPITAL MARKETS, INC.,
a Texas corporation

By:	/s/ Carlos A. Crespin (Seal)
Name:	Carlos A. Crespin
Title:	Assistant Vice President

Multifamily Loan and Security Agreement (The Summit)	Page S-2

RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

REPLACEMENT RESERVE FUND – IMMEDIATE DEPOSITS

(Revised 7-1-2014)

The following changes are made to the Loan Agreement which precedes this Rider:

A.	Section 4.04 is deleted and replaced with the following:

4.04	Replacement Reserve Fund.

(a)

Deposits to Replacement Reserve Fund. On the Closing Date, the parties will establish the Replacement Reserve Fund and Borrower will pay the Initial Deposit to Lender for deposit into the Replacement Reserve Fund. Commencing on the date the first installment of principal and/or interest is due under the Note and continuing on the same day of each successive month until the Loan is paid in full, Borrower will pay the Monthly Deposit to Lender for deposit into the Replacement Reserve Fund, together with its regular monthly payments of principal and/or interest as required by the Note. A transfer of funds into the Replacement Reserve Fund from the Repair Reserve Fund, pursuant to the terms of Section 4.03(e), if applicable, will not alter or reduce the amount of any deposits to the Replacement Reserve Fund.

(b)	Costs Charged by Lender.

(i)

If Lender, in Lender’s Discretion, retains a professional inspection engineer or other qualified third party to inspect any Capital Replacements pursuant to the terms of Section 6.06, Lender may charge Borrower an amount sufficient to pay all reasonable costs and expenses charged by such third party inspector.

(ii)

If there are sufficient funds in Replacement Reserve Fund, Lender will be entitled, but not obligated, to deduct from the Replacement Reserve Fund the costs and expenses set forth in Section 4.04(b)(i). Lender will be entitled to charge Borrower for such costs and expenses and Borrower will pay the amount of such item(s) to Lender immediately after Notice from Lender to Borrower of such charge(s).

(iii)

If there are insufficient funds in the Replacement Reserve Fund, then Lender will be entitled to charge Borrower for the costs and expenses specified in Section 4.04(b)(i), and Borrower will pay the amount of such item(s) to Lender immediately after Notice from Lender to Borrower of such charge(s).

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(c)	Adjustments to Replacement Reserve Fund. If the initial term of the Loan is greater than 120 months, then the following provisions will apply:

(i)

Lender reserves the right to adjust the amount of the Monthly Deposit based on Lender’s assessment of the physical condition of the Mortgaged Property, however, Lender will not make such an adjustment prior to the date that is 120 months after the first installment due date, nor more frequently than every 10 years thereafter during the term of the Loan.

(ii)	Borrower will pay the cost of any assessment required by Lender pursuant to Section 4.04(c)(i) to Lender immediately after Notice from Lender to Borrower of such charge.

(iii)

Upon Notice from Lender or Loan Servicer, Borrower will begin paying the Revised Monthly Deposit on the first monthly payment date that is at least 30 days after the date of Lender’s or Loan Servicer’s Notice. If Lender or Loan Servicer does not provide Borrower with Notice of a Revised Monthly Deposit, Borrower will continue to pay the Monthly Deposit or the Revised Monthly Deposit then in effect.

(d)

Insufficient Amount in Replacement Reserve Fund. If Borrower requests disbursement from the Replacement Reserve Fund for a Capital Replacement in accordance with this Loan Agreement in an amount which exceeds the amount on deposit in the Replacement Reserve Fund, Lender will disburse to Borrower only the amount on deposit in the Replacement Reserve Fund. Borrower will pay all additional amounts required in connection with any such Capital Replacement from Borrower’s own funds.

(e)	Reserved.

(f)	Reserved.

(g)	Disbursements from Replacement Reserve Fund.

(i)	Requests for Disbursement. Lender will disburse funds from the Replacement Reserve Fund as follows:

(A)

Borrower’s Request. If Borrower determines, at any time or from time to time, that a Capital Replacement is necessary or desirable, Borrower will perform such Capital Replacement and request from Lender, in writing, reimbursement for such Capital Replacement. Borrower’s request for reimbursement will include (1) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such

Rider to Multifamily Loan and Security Agreement Replacement Reserve Fund – Immediate Deposits (The Summit)	Page 2

Capital Replacement has been paid, and (2) if required by Lender, if the cost of such Capital Replacement has been paid, lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement.

Alternatively, at the request of Borrower, Lender will make disbursement for the payment of a completed Capital Replacement, such payments to be made, at the discretion of Lender, either to Borrower, in which event Borrower must promptly provide Lender with evidence acceptable to Lender in its sole discretion that Borrower has paid in full for all labor and materials supplied in connection with such Capital Replacement, or jointly to Borrower and any contractor or materials supplier, or directly to any contractor or materials supplier.

(B)

Lender’s Request. If Lender reasonably determines at any time or from time to time, that a Capital Replacement is necessary for the proper maintenance of the Mortgaged Property, it will so notify Borrower, in writing, requesting that Borrower obtain and submit to Lender bids for all labor and materials required in connection with such Capital Replacement. Borrower will submit such bids and a time schedule for completing each Capital Replacement to Lender within 30 days after Borrower’s receipt of Lender’s Notice. Borrower will perform such Capital Replacement and request from Lender, in writing, reimbursement or payment for such Capital Replacement. Borrower’s request for reimbursement will include (1) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such Capital Replacement has been paid, and (2) if required by Lender, if the cost of such Capital Replacement has been paid, lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement.

(ii)

Conditions Precedent. Disbursement from the Replacement Reserve Fund will be made no more frequently than once every Replacement Reserve Disbursement Period and, except for the final disbursement, no disbursement will be made in an amount less than the Minimum Replacement Disbursement Request Amount. Disbursements will be made only if the following conditions precedent have been satisfied, as determined by Lender in Lender’s Discretion:

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(A)

Each Capital Replacement has been performed and/or installed on the Mortgaged Property in a good and workmanlike manner with suitable materials (or in the case of a partial disbursement, performed and/or installed on the Mortgaged Property to an acceptable stage), in accordance with good building practices and all applicable laws, ordinances, rules and regulations, building setback lines and restrictions applicable to the Mortgaged Property, and has been paid for by Borrower as evidenced by copies of all applicable paid invoices or bills submitted to Lender by Borrower at the time Borrower requests disbursement from the Replacement Reserve Fund.

(B)	There is no condition, event or act that would constitute a default (with or without Notice and/or lapse of time).

(C)

No Lien or claim based on furnishing labor or materials has been recorded, filed or asserted against the Mortgaged Property, unless Borrower has properly provided a bond or other security against loss in accordance with applicable law.

(D)

All licenses, permits and approvals of any Governmental Authority required for the Capital Replacement as completed to the applicable stage have been obtained and submitted to Lender upon Lender’s request.

(h)

Right to Complete Capital Replacements. If Borrower abandons or fails to proceed diligently with any Capital Replacement in a timely fashion or an Event of Default occurs and continues under this Loan Agreement for 30 days after Notice of such failure by Lender to Borrower, Lender will have the right (but not the obligation) to enter upon the Mortgaged Property and take over and cause the completion of such Capital Replacement. However, no such Notice or cure period will apply in the case of such failure which could, in Lender’s sole and absolute discretion, absent immediate exercise by Lender of a right or remedy under this Loan Agreement, result in harm to Lender, tenants or third parties or impairment of the security given under this Loan Agreement, the Security Instrument or any other Loan Document. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is irrevocably appointed the attorney in fact for Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Capital Replacement and the payment, settlement or compromise of all bills and claims for materials and work performed in connection with the Capital

Rider to Multifamily Loan and Security Agreement Replacement Reserve Fund – Immediate Deposits (The Summit)	Page 4

Replacement) and do any and all things necessary or proper to complete any Capital Replacement, including signing Borrower’s name to any contracts and documents as may be deemed necessary by Lender. In no event will Lender be required to expend its own funds to complete any Capital Replacement, but Lender may, in Lender’s Discretion, advance such funds. Any funds advanced will be added to the Indebtedness, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Note, this Loan Agreement, the Security Instrument and any other Loan Document pertaining to the protection of Lender’s security and advances made by Lender.

(i)

Completion of Capital Replacements. Lender’s disbursement of monies from the Replacement Reserve Fund or other acknowledgment of completion of any Capital Replacement in a manner satisfactory to Lender in Lender’s Discretion will not be deemed a certification by Lender that the Capital Replacement has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any Governmental Authority. Borrower will at all times have the sole responsibility for ensuring that all Capital Replacements are completed in accordance with all such requirements of any Governmental Authority.

(j)	Reserved.

(k)	Reserved.

B.	The following definitions are added to Article XII:

“Initial Deposit” means $--0--.

“Minimum Replacement Disbursement Request Amount” means $2,500.

“Monthly Deposit” means $6,003.

“Replacement Reserve Deposit” means the Initial Deposit, the Monthly Deposit and/or the Revised Monthly Deposit, as appropriate.

“Replacement Reserve Disbursement Period” means the interval between disbursements from the Replacement Reserve Fund, which interval will be no shorter than once a month.

“Replacement Reserve Fund” means the account established pursuant to this Loan Agreement to defray the costs of Capital Replacements.

“Revised Monthly Deposit” means the adjusted amount per month that Lender determines Borrower must deposit in the Replacement Reserve Fund following any adjustment determination by Lender pursuant to Section 4.04(c).

Rider to Multifamily Loan and Security Agreement Replacement Reserve Fund – Immediate Deposits (The Summit)	Page 5

RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

REPAIR RESERVE FUND

(Revised 5-5-2017)

The following changes are made to the Loan Agreement which precedes this Rider:

A.	Section 4.03 is deleted and replaced with the following:

4.03	Repair Reserve Fund.

(a)

Deposits to Repair Reserve Fund. Lender and Borrower acknowledge that Borrower has established the Repair Reserve Fund by depositing the Repair Reserve Deposit with Lender on the date of this Loan Agreement, and that Borrower must complete the Repairs required pursuant to Section 6.14.

(b)	Costs Charged by Lender.

(i)

If Lender, in Lender’s Discretion, retains a professional inspection engineer or other qualified third party to inspect any Repairs pursuant to the terms of Section 6.06, Lender may charge Borrower an amount sufficient to pay all reasonable costs and expenses charged by such third party inspector.

(ii)

Lender will be entitled, but not obligated, to deduct from the Repair Reserve Fund the costs and expenses set forth in Section 4.03(b)(i). Lender will be entitled to charge Borrower for such costs and expenses and Borrower will pay the amount of such item(s) to Lender immediately after Notice from Lender to Borrower of such charge(s).

(iii)

If there are insufficient funds to pay for the costs and expenses set forth in Section 4.03(b)(i), then Lender will be entitled to charge Borrower for the costs and expenses specified in Section 4.03(b)(i), and Borrower will pay the amount of such item(s) to Lender immediately after Notice from Lender to Borrower of such charge(s).

(c)

Insufficient Amount in Repair Reserve Fund. If Lender determines, in Lender’s Discretion that the money in the Repair Reserve Fund is insufficient to pay for the Repairs, Lender will provide Borrower with Notice of such insufficiency, and as soon as possible (but in no event later than 20 days after such Notice) Borrower will pay to Lender an amount, in

Multifamily Loan and Security Agreement Repair Reserve Fund (The Summit)	Page 1

cash, equal to such deficiency, which Lender will deposit in the Repair Reserve Fund.

(d)	Disbursements of Repair Reserve Fund.

(i)

Disbursement. From time to time, as construction and completion of the Repairs progresses, upon Borrower’s submission of a Repair Disbursement Request in the form attached to this Loan Agreement as Exhibit D, and provided that no Event of Default has occurred and no condition exists which but for the passage of time or giving of Notice, or both, would constitute an Event of Default, Lender will make disbursements from the Repair Reserve Fund for payment or reimbursement of the actual costs of the Repairs. In connection with each disbursement, Borrower will take each of the following actions:

(A)	Sign Borrower’s Repair Disbursement Request.

(B)

Include with each Repair Disbursement Request a report setting out the progress of the Repairs and any other reports or information relating to the construction of the Repairs that may be reasonably requested by Lender.

(C)

Include with each Repair Disbursement Request copies of any applicable invoices and/or bills and appropriate lien waivers for the prior period for which disbursement was made, executed by all contractors and suppliers supplying labor or materials for the Repairs.

(D)	Include with each Repair Disbursement Request, a report prepared by the professional engineer employed by Lender as to the status of the Repairs, unless Lender has waived this requirement in writing.

(E)

Include with each Repair Disbursement Request, Borrower’s written representation and warranty that the Repairs as completed to the applicable stage do not violate any laws, ordinances, rules or regulations, or building setback lines or restrictions, applicable to the Mortgaged Property.

Except for the final Repair Disbursement Request, no Repair Disbursement Request may be for an amount less than the Minimum Repair Disbursement Request Amount.

(ii)	Conditions Precedent. Lender will not be obligated to make any disbursement from the Repair Reserve Fund to or for the benefit of

Multifamily Loan and Security Agreement Repair Reserve Fund (The Summit)	Page 2

Borrower unless at the time of such Repair Disbursement Request all of the following conditions exist:

(A)	There exists no condition, event or act that would constitute a default (with or without Notice and/or lapse of time) under this Loan Agreement or any other Loan Document.

(B)	Borrower is in full compliance with the provisions of this Loan Agreement, the other Loan Documents and any request or demand by Lender permitted by this Loan Agreement.

(C)

No lien or claim based on furnishing labor or materials has been recorded, filed or asserted against the Mortgaged Property, unless Borrower has properly provided bond or other security against loss in accordance with applicable law.

(D)	All licenses, permits, and approvals of any Governmental Authority required for the Repairs as completed to the applicable stage have been obtained and submitted to Lender upon Lender’s request.

(iii)	Reporting Requirements; Completion. Prior to the applicable Completion Date, Borrower will deliver to Lender, in addition to the information required by Section 4.03(d)(i) above, all of the following:

(A)

Contractor’s Certificate. If required by Lender, a certificate signed by each major contractor and supplier of materials (for the purposes hereof, a major contractor is one whose contract calls for the performance of work estimated to cost $25,000 or more, and a major supplier is one who will, in the course of the performance of the Repairs, supply materials with a cost to Borrower of $25,000 or more), as reasonably determined by Lender, engaged to provide labor or materials for the Repairs to the effect that such contractor or supplier has been paid in full for all work completed and that the portion of the Repairs provided by such contractor or supplier has been fully completed in accordance with the plans and specifications (if any) provided to it by Borrower and that such portion of the Repairs is in compliance with all applicable building codes and other rules and regulations promulgated by any applicable regulatory authority or Governmental Authority.

(B)	Borrower’s Certificate. A certificate signed by Borrower to the effect that the Repairs have been fully paid for and that

Multifamily Loan and Security Agreement Repair Reserve Fund (The Summit)	Page 3

all money disbursed from the Repair Reserve Fund has been used for the Repairs and no claim to Borrower’s knowledge upon due and diligent inquiry exists against Borrower or against the Mortgaged Property out of which a lien based on furnishing labor or material exists or might ripen. Borrower may except from the certificate described in the preceding sentence any claim(s) that Borrower intends to contest, provided that any such claim is described in Borrower’s certificate and Borrower certifies to Lender that to Borrower’s knowledge upon due and diligent inquiry the money in the Repair Reserve Fund is sufficient to make payment of the full amount which might in any event be payable in order to satisfy such claim(s). If required by Lender, Borrower also must certify to Lender that the Repairs are in compliance with all applicable building codes and zoning ordinances.

(C)

Engineer’s Certificate. If required by Lender, a certificate signed by the professional engineer employed by Lender to the effect that the Repairs have been completed in a good and workmanlike manner in compliance with the Repair Schedule of Work and all applicable building codes, zoning ordinances and other rules and regulations promulgated by applicable regulatory or Governmental Authorities.

(D)	Other Certificates. Any other certificates of approval, acceptance or compliance required by Lender from any Governmental Authority having jurisdiction over the Mortgaged Property and the Repairs.

(iv)

Inspection. Prior to and as a condition of the final disbursement of funds from the Repair Reserve Fund, Lender will have the right to inspect or cause the Repairs and Improvements to be inspected in accordance with the terms of Section 6.06(a), to determine whether all interior and exterior Repairs have been completed in a manner acceptable to Lender.

(v)

Indirect and Excess Disbursements from Repair Reserve Fund. Lender, in its sole and absolute discretion, is authorized to hold, use and disburse funds from the Repair Reserve Fund to pay any and all costs, charges and expenses whatsoever and howsoever incurred or required in connection with the construction and completion of the Repairs, or, if an Event of Default has occurred and is continuing, in the payment or performance of any obligation of Borrower to Lender. If Lender, for purposes specified in this Section 4.03, elects to pay any portion of the money in the Repair Reserve Fund to parties other than Borrower, then Lender may do

Multifamily Loan and Security Agreement Repair Reserve Fund (The Summit)	Page 4

so, at any time and from time to time, and the amount of advances to which Borrower will be entitled under this Loan Agreement will be correspondingly reduced.

(vi)

Repair Schedule of Work. All disbursements from the Repair Reserve Fund will be limited to the costs of those items set forth on the Repair Schedule of Work. Without the prior written consent of Lender, Borrower will not make any payments from the Repair Reserve Fund other than for the costs of those items set forth on the Repair Schedule of Work or alter the Repair Schedule of Work.

(e)

Termination of Repair Reserve Fund. The provisions of this Section 4.03 will cease to be effective upon the completion of the Repairs in accordance with this Loan Agreement to Lender’s satisfaction, and the full disbursement by Lender of the Repair Reserve Fund. If there are funds remaining in the Repair Reserve Fund after the Repairs have been completed in accordance with this Loan Agreement, and provided no Event of Default has occurred and is continuing under this Loan Agreement or under any of the other Loan Documents, and no condition exists which but for the passage of time or giving of Notice, or both, would constitute an Event of Default, such funds remaining in the Repair Reserve Fund will be refunded by Lender to Borrower.

(f)

Right to Complete Repairs. If Borrower abandons or fails to proceed diligently with the Repairs or otherwise, or there exists an Event of Default under this Loan Agreement, Lender will have the right (but not the obligation) to enter upon the Mortgaged Property and take over and cause the completion of the Repairs. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Repairs and the payment, settlement, or compromise of all claims for materials and work performed in connection with the Repairs) and do any and all things necessary or proper to complete the Repairs including signing Borrower’s name to any contracts and documents as may be deemed necessary by Lender. In no event will Lender be required to expend its own funds to complete the Repairs, but Lender may, in Lender’s sole and absolute discretion, advance such funds. Any funds advanced will be added to the Indebtedness, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Loan Documents pertaining to the protection of Lender’s security and advances made by Lender. Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Mortgaged

Multifamily Loan and Security Agreement Repair Reserve Fund (The Summit)	Page 5

Property except for any of the aforesaid resulting from the gross negligence or willful misconduct of Lender.

(g)

Completion of Repairs. Lender’s disbursement of monies in the Repair Reserve Fund or other acknowledgment of completion of any Repair in a manner satisfactory to Lender will not be deemed a certification by Lender that the Repair has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any Governmental Authority. Borrower will at all times have the sole responsibility for insuring that all Repairs are completed in accordance with all such governmental requirements.

(h)	Reserved.

(i)	Reserved.

(j)	Reserved.

B.	The following definitions are added to Article XII:

“Minimum Repair Disbursement Request Amount” means $2,500.

“Repair Disbursement Request” means Borrower’s written requests to Lender in the form attached as Exhibit D for the disbursement of money from the Repair Reserve Fund pursuant to Article IV.

“Repair Reserve Deposit” means N/A.

“Repair Reserve Disbursement Period” means the interval between disbursements from the Repair Reserve Fund, which interval will be no shorter than once every month during the term of this Loan Agreement.

“Repair Reserve Fund” means the account which may be established by this Loan Agreement into which the Repair Reserve Deposit is deposited.

“Repair Schedule of Work” means the Repair Schedule of Work attached as Exhibit C.

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RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

COOPERATION WITH RATING AGENCIES AND INVESTORS

(Revised 1-27-2015)

A.	Section 11.14 is deleted and replaced with the following:

11.14

Cooperation with Rating Agencies and Investors. At the request of Lender and, to the extent not already required to be provided by Borrower under this Loan Agreement, Borrower must use reasonable efforts to satisfy the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with any Securities secured by or evidencing ownership interests in the Note and this Loan Agreement, including all of the following:

(a)	Borrower will provide financial and other information with respect to the Mortgaged Property, the Borrower and the Property Manager.

(b)

Borrower will perform or permit or cause to be performed or permitted such site inspections and other due diligence investigations of the Mortgaged Property, as may be requested by Lender in Lender’s Discretion or may reasonably be requested by the Rating Agencies or as may be necessary or appropriate in connection with the Secondary Market Transaction. Lender will reimburse Borrower for any third party costs which Borrower reasonably incurs in connection with any such due diligence investigation.

(c)

Borrower will make such representations and warranties as of the closing date of the Secondary Market Transaction with respect to the Mortgaged Property, Borrower and the Loan Documents as are customarily provided in securitization transactions and as may be requested by Lender in Lender’s Discretion or may reasonably be requested by the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date of this Loan Agreement, including the representations and warranties made in the Loan Documents, together, if customary, with appropriate verification of and/or consents to the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and to the Rating Agencies. Lender will reimburse Borrower for any third party costs which Borrower reasonably incurs in connection with obtaining such auditors’ letters or opinions of counsel.

(d)	Borrower will cause its counsel to render opinions, which may be relied upon by Lender, the Rating Agencies and their respective counsel, agents

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and representatives, as to nonconsolidation or any other opinion customary in securitization transactions with respect to the Mortgaged Property and Borrower and its Affiliates, which counsel and opinions must be satisfactory to Lender in Lender’s Discretion and be reasonably satisfactory to the Rating Agencies. Lender will reimburse Borrower for any third party costs which Borrower reasonably incurs in connection with obtaining such opinions of Borrower’s counsel.

(e)

Borrower will execute such amendments to the Loan Documents and organizational documents, establish and fund the Replacement Reserve Fund, if any, and complete any Repairs, if any, as may be requested by Lender or by the Rating Agencies or otherwise to effect the Secondary Market Transaction; provided, however, that the Borrower will not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or (ii) modify or amend any other material economic term of the Loan.

B.	The following definitions are added to Article XII:

“Provided Information” means the information provided by Borrower as required by Section 11.14 (a), (b) and (c).

“Securities” means single or multi-class securities.

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RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

GUARANTOR REQUIREMENTS

(Revised 2-13-2017)

The following changes are made to the Loan Agreement which precedes this Rider:

A.	Section 9.01(dd) is deleted and replaced with the following:

(dd)	Guarantor fails to comply with the provisions of the Section of the Guaranty entitled “Material Adverse Change” or “Minimum Net Worth/Liquidity Requirements,” as applicable.

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RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

GREEN IMPROVEMENTS

(Revised 1-2-2019)

The following changes are made to the Loan Agreement which precedes this Rider:

A.	Section 4.03(i) is deleted and replaced with the following:

(i)	Green Improvements.

(i)

Lender and Borrower acknowledge that Borrower has deposited into the Repair Reserve Fund the Green Improvements Deposit as of the date of this Loan Agreement, and that Borrower must complete the Green Improvements required pursuant to Sections 4.03 and 6.14. The Green Improvements Deposit must be used solely for the Green Improvements.

(ii)	In addition to the Repairs listed in the Repair Schedule of Work, Borrower must complete the Green Improvements by the Green Improvements Completion Date.

(iii)	The Green Improvements must be completed in accordance with Section 6.14 and any reference to Repairs in Sections 6.06 and 6.14 will be deemed to include the Green Improvements.

(iv)

Borrower must use commercially reasonable efforts to avoid disrupting tenants’ access to and use and enjoyment of the Mortgaged Property while the Green Improvements are in progress or as a result of the Green Improvements.

(v)

During the Input Period, the Benchmarking Data Consultant must collect, input and monitor the Benchmarking Data in the Benchmarking Tool in order to produce Benchmarking Metrics for the Mortgaged Property. Borrower will assist the Benchmarking Data Consultant as necessary, including obtaining Benchmarking Data from tenants. The Benchmarking Data must be inputted for both energy and water even if the Green Improvements were not intended to benefit a specific utility expense category. Borrower may retain the Green Consultant as the Benchmarking Data Consultant if such Green Consultant meets Lender’s requirements for a Benchmarking Data Consultant. Upon request by Lender, Borrower will deliver to Lender a current copy of the contract Borrower has with the Benchmarking Data Consultant, copy of invoices from Benchmarking

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Data Consultant and such other related documentation as Lender may require regarding the Benchmarking Data Consultant.

(vi)	Upon completion of the Green Improvements, the Verification Certification must be completed and delivered to Lender in accordance with Section 4.03(i)(x).

(vii)	Borrower’s obligations under this subsection are in addition to the requirements set forth in Section 6.07 of this Loan Agreement.

(viii)

To the extent any of the Green Improvements is also listed as a Repair in Exhibit C or as a Capital Replacement in Exhibit F, the requirements listed in this Section 4.03(i) will control for such Repairs.

(ix)

In addition to those inspections required under Section 4.03(d)(iv), Lender may conduct, or cause to be conducted, such additional inspections of the Green Improvements as may be recommended by a Green Consultant or as otherwise determined by Lender in Lender’s Discretion at any time while the Green Improvements are being performed and for two years after the Green Improvements Completion Date.

(x)	Borrower must deliver each of the following to Lender within the stated timeframe:

Document or Information to be Delivered	Deadline to Deliver Documentation
Benchmarking Metrics	Benchmarking Metrics Delivery Date

Verification Certification	Within 30 days after the Actual Completed Green Improvements Date

Supporting Documentation	Within 30 days after Lender’s request

Energy Certification	Within 30 days after Borrower’s receipt of Energy Certification

(xi)

If Freddie Mac ceases to own the Loan, Borrower must continue to deliver or make available to Lender any items or information required in this Section 4.03(i). Borrower must also continue to make such items or information available to Freddie Mac and to the extent Borrower is required to deliver copies of the information to Lender, Borrower must simultaneously deliver the same information to Freddie Mac. Any request by Freddie Mac for additional information or inspections after Freddie Mac ceases to own the Loan will have the same effect as if Lender has made the request. Any information to be delivered to Freddie Mac must be delivered to the following:

green_advantage_reporting@freddiemac.com

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(xii)

In addition to disclosures and publications permitted in Section 11.08, Lender or Freddie Mac, if Freddie Mac ceases to own the Loan, may, in their sole discretion, disclose and publish the Green Improvements Information. Borrower hereby consents to such disclosure and publication of the Green Improvements Information. To the fullest extent permitted under applicable law, Borrower irrevocably waives all rights, if any, to prohibit any disclosure or publication, including any right of privacy, in connection with the Green Improvements Information.

B.	Section 6.07(j) is deleted and replaced with the following:

(j)

Benchmarking Data and Supporting Documentation. Borrower will provide access to or furnish (or cause to be furnished) to Lender, Freddie Mac (if Freddie Mac ceases to be the Lender), and their respective third-party consultants, including a Green Consultant, the Benchmarking Data and a copy of the Supporting Documentation in accordance with Section 4.03(i)(v).

C.	The following definitions are added to Article XII:

“Actual Completed Green Improvements Date” means the date Borrower inserts into the Verification Certification as the date the Green Improvements have been completed in their entirety.

“Benchmarking Data” means the actual energy and water usage inputted into the Benchmarking Tool. The Benchmarking Data must include all owner-paid usage, at least 10% of tenant-paid usage and an estimate of the remaining tenant-paid usage at the Mortgaged Property.

“Benchmarking Data Consultant” means a third-party consultant retained by Borrower and acceptable to Lender that is qualified to collect, input and monitor Benchmarking Data from the Mortgaged Property. Borrower is not required to retain the Green Consultant to be the Benchmarking Data Consultant.

“Benchmarking Metrics” means the ENERGY STAR® Score, Water Score (as soon as made available by the EPA), EUI, WUI and Portfolio Manager® property identification produced through the Benchmarking Tool.

“Benchmarking Metrics Delivery Date” means not later than 90 days after the end of each calendar year, commencing with the first full calendar year after the date of this Loan Agreement and continuing through the term of the Loan.

“Benchmarking Tool” means the Portfolio Manager® or in the event the ENERGY STAR® Score is no longer available, such other benchmarking tool as identified by Freddie Mac.

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“Energy Certification” means any energy certification and/or score of environmental energy savings from applicable local, state or federal agencies or another nationally recognized building association.

“ENERGY STAR® Score” means the measure of energy performance provided through the Portfolio Manager® for the Mortgaged Property.

“EPA” means the U.S. Environmental Protection Agency.

“EUI” means the site energy use intensity measured at the Mortgaged Property as defined in Portfolio Manager®.

“Green Assessment” means the report that was prepared by a Green Consultant in connection with Borrower’s application for the Loan.

“Green Consultant” means a certified environmental design/inspection or engineering firm that specializes in providing multifamily property owners energy and water management solutions for overall energy and water reduction and savings at the Mortgaged Property.

“Green Improvements” means the repairs, renovations and installation of energy and water savings measures to be made to the Improvements existing at or upon the Mortgaged Property as of the date of this Loan Agreement, which are being made to improve energy and water efficiency at the Mortgaged Property, as described on the Repair Schedule of Work under the subcategory “Green Improvements”.

“Green Improvements Completion Date” means the date that is 2 years after the Closing Date.

“Green Improvements Deposit” means $74,160.

“Green Improvements Information” means property information about the Mortgaged Property, including the state and county in which the Mortgaged Property is located, the year the Mortgaged Property was built, the number of units in the Mortgaged Property, the property type (e.g., garden style or high-rise), the type of savings pursued, the Green Improvements, projected savings, estimated costs of Green Improvements, the Benchmarking Data and such additional information as Lender or Freddie Mac may determine as necessary or beneficial to include.

“Input Period” means the period commencing on the first day of the first full month following the date of this Loan Agreement and continuing on the first day of each month thereafter through the term of the Loan.

“Portfolio Manager®” means an online tool used to measure and track, among other items, water and energy consumption at the Mortgaged Property, located on the ENERGY STAR® website of the EPA.

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“Supporting Documentation” means any utility bills, reports or documentation to which Borrower has access and/or is entitled to receive in connection with the usage of energy and water at the Mortgaged Property and to the extent available, calculations of any savings to Borrower resulting from the Green Improvements.

“Verification Certification” means the completed and executed Green Improvements Verification Certification in the form attached to this Loan Agreement as Exhibit P.

“Water Score” means the EPA 1-100 Water Score developed or to be developed by the EPA and provided through the Portfolio Manager® to measure water usage efficiency for the Mortgaged Property.

“WUI” means the water use intensity for all water sources measured at the Mortgaged Property as defined in Portfolio Manager®.

D.	The following definition in Article XII is revised to read as follows:

“Repairs” means the repairs to be made to the Mortgaged Property, as described on the Repair Schedule of Work (Exhibit C) or as otherwise required by Lender in accordance with this Loan Agreement, including those repairs, renovations and improvements listed in Exhibit C as Green Improvements.

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RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

EXTENDED TIME PERIOD FOR DELIVERY OF CERTAIN

BORROWER FINANCIAL INFORMATION

(Revised 10-11-2017)

The following changes are made to the Loan Agreement which precedes this Rider:

A.	Section 6.07(b)(ii) is deleted and replaced with the following:

(ii)	Within the specified period of time after the end of each fiscal year of Borrower, Borrower will furnish to Lender each of the following:

(A)	Within 90 days, an annual statement of income and expenses for Borrower for that fiscal year.

(B)	Within 120 days, a balance sheet showing all assets and liabilities of Borrower as of the end of that fiscal year.

(C)

Within 120 days, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts.

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RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

MONTH TO MONTH LEASES

(Revised 5-1-2015)

The following changes are made to the Loan Agreement which precedes this Rider:

A.	Section 5.11(b) is deleted and replaced with the following:

(b)

They are for initial terms of at least 6 months and not more than 2 years (unless otherwise approved in writing by Lender). Lender agrees that not more than 5% of all Leases for residential dwelling units may be for an initial term of less than 6 months, provided that such leases have an initial term of at least 1 month.

B.	Section 6.15(b)(ii) is deleted and replaced with the following:

(ii)

They will be for initial terms of at least 6 months and not more than 2 years (unless otherwise approved in writing by Lender). Lender agrees that not more than 5% of all Leases for residential dwelling units may be for an initial term of less than 6 months, provided that such leases have an initial term of at least 1 month.

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RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

CORPORATE LEASES

(Revised 4-19-2018)

The following changes are made to the Loan Agreement which precedes this Rider:

A.	Section 5.11(c) is deleted and replaced with the following:

(c)

They do not include any Corporate Leases (unless otherwise approved in writing by Lender). Lender agrees that no more than 5% of all residential dwelling units may be leased pursuant to one or more Corporate Leases. The form of any such Corporate Lease must be approved by Lender. Any subleases executed in connection with a Corporate Lease must be on forms that are customary for similar multifamily properties in the Property Jurisdiction and must provide for a minimum term of 1 month.

B.	Section 6.15(b)(iii) is deleted and replaced with the following:

(iii)

They will not include any Corporate Leases (unless otherwise approved in writing by Lender). Lender agrees that no more than 5% of all residential dwelling units may be leased pursuant to one or more Corporate Leases. The form of any such Corporate Lease must be approved by Lender. Any subleases executed in connection with a Corporate Lease must be on forms that are customary for similar multifamily properties in the Property Jurisdiction and must provide for a minimum term of 1 month. Borrower may not, in connection with any Corporate Lease (or otherwise), participate in any Home Sharing Activities or enter into any Corporate Lease for units that it knows or should know are intended to be used for full-time or part-time Home Sharing Activities.

C.	The following definition is added to Article XII:

“Home Sharing Activities” means short-term rentals of units that are marketed through a peer-to-peer online marketplace or a home sharing platform (such as Airbnb, VRBO, HomeAway, Booking.com, and other similar platforms).

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RIDER TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

TERMITE OR WOOD DAMAGING INSECT CONTROL

(Revised 3-1-2014)

The following changes are made to the Loan Agreement which precedes this Rider:

A.	Section 6.09(k) is deleted and replaced with the following:

(k)

Termite or Wood Damaging Insect Control. Borrower will maintain a contract with a qualified service provider for control of termites or other wood damaging insects at the Mortgaged Property for so long as the Indebtedness remains outstanding.

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EXHIBIT A

DESCRIPTION OF THE LAND

All that certain lot or parcel of land together with all improvements thereon located and being in the City of Alexandria, Virginia and being more particularly described as follows:

Parcel 3473-0-02.3, as the same is shown upon that certain plat dated July 30, 1976, made by Edward S. Holland, Professional Civil Engineer, which said plat is attached to and recorded with that certain Deed of Subdivision dated November 17, 1976, and recorded in Deed Book 843 at page 124 among the Land Records of the City of Alexandria, Virginia.

TOGETHER WITH the non-exclusive easement for access granted by that certain Deed of Easement recorded in Deed Book 833 at page 324.

Being the same real estate conveyed to MP Summit, LLC, a Delaware limited liability company, by deed from CP II Summit, LLC, a Virginia limited liability company, dated September 16, 2015, and recorded September 22, 2015 in the Clerk’s Office Circuit Court, City of Alexandria, Virginia in Instrument No. 150016082.

And Also described by surveyed description, as follows:

BEGINNING AT A 1/2 INCH ROD,

THENCE N45°14’01“E A DISTANCE OF 20.67’,

THENCE WITH A CURVE TURNING TO THE LEFT WITH AN ARC LENGTH OF 196.56’,

WITH A RADIUS OF 466.00’, WITH A CHORD BEARING OF N33°09’02” E AND A

CHORD LENGTH OF 195.10’,

THENCE N21°04’00”E A DISTANCE OF 93.24’,

THENCE S55°55’12“E A DISTANCE OF 445.69’,

THENCE S34°05’00”W A DISTANCE OF 27.37’,

THENCE S55°10’30“W A DISTANCE OF 173.80’,

THENCE S52°33’30“W A DISTANCE OF 215.00’,

THENCE N39°26’20“W A DISTANCE OF 307.46’, TO THE POINT OF BEGINNING.

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EXHIBIT B

MODIFICATIONS TO MULTIFAMILY LOAN AND SECURITY AGREEMENT

1.	Section 5.06 is amended and restated as follows:

5.06

Commencement of Work; No Labor or Materialmen’s Claims. Except as set forth on Exhibit E, prior to the recordation of the Security Instrument, no work of any kind has been or will be commenced or performed upon the Mortgaged Property, and no materials or equipment have been or will be delivered to or upon the Mortgaged Property, for which the contractor, subcontractor or vendor continues to have any rights including the existence of or right to assert or file a mechanic’s or materialmen’s Lien. If any such work of any kind has been commenced or performed upon the Mortgaged Property, or if any such materials or equipment have been ordered or delivered to or upon the Mortgaged Property, then prior to the execution of the Security Instrument, Borrower has satisfied each of the following conditions:

(a)

Borrower has fully disclosed in writing to both the Lender and the title company issuing the Title Policy that work has been commenced or performed on the Mortgaged Property, or materials or equipment have been ordered or delivered to or upon the Mortgaged Property.

(b)

Borrower has obtained and delivered to Lender and the title company issuing the Title Policy Lien waivers from all contractors, subcontractors, suppliers or any other applicable party, pertaining to all work commenced or performed on the Mortgaged Property, or materials or equipment ordered or delivered to or upon the Mortgaged Property.

Borrower represents and warrants that all parties furnishing labor and materials for which a Lien or claim of Lien may be filed against the Mortgaged Property have been paid in full or will be paid when due for work in progress and, except for such Liens or claims insured against by the Title Policy (which Borrower has disclosed pursuant to Section 5.06(a) and which are identified on Exhibit E), there are no mechanics’, laborers’ or materialmen’s Liens or claims outstanding for work, labor or materials affecting the Mortgaged Property, whether prior to, equal with or subordinate to the Lien of the Security Instrument.

2.	Section 5.51 is amended and restated as follows:

5.51

Survival. The representations and warranties set forth in this Loan Agreement will survive in all material respects until the Indebtedness is paid in full; however, the representations and warranties set forth in Section 5.05 will survive beyond repayment of the entire Indebtedness, to the extent provided in Section 10.02(i).

3.	Section 6.09(d) is amended and restated as follows:

(d)

Property Management. Borrower will provide for professional management of the Mortgaged Property by the Property Manager at all times under a property management agreement approved by Lender in writing. Borrower will not cause or direct any party to the Property Management Agreement to surrender, terminate, cancel, modify, renew or extend its property management agreement, or enter into any other agreement relating to the management or operation of the

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Mortgaged Property with Property Manager or any other Person, or consent to the (i) assignment by the Property Manager of its interest under such property management agreement to the extent that such interest relates to the Mortgaged Property or (ii) the transfer of a controlling interest in the Property Manager if the Property Manager is an Affiliate of Borrower, in each case without the consent of Lender, which consent will not be unreasonably withheld. For the avoidance of doubt, any reference in this Section 6.09(d) to a “property management agreement” will be deemed to include any agreement between a primary manager and a sub-manager.

(i)

If at any time Lender consents to the appointment of a new Property Manager, such new Property Manager and Borrower will, as a condition of Lender’s consent, execute an Assignment of Management Agreement in a form acceptable to Lender.

(ii)

If any such replacement Property Manager is an Affiliate of Borrower, and if a nonconsolidation opinion was delivered on the Closing Date, Borrower will deliver to Lender an updated nonconsolidation opinion in form and substance satisfactory to Lender with regard to nonconsolidation.

(iii)	Reserved.

4.	Section 6.14(c) is amended and restated as follows:

(c)

Lien Protection. Borrower will promptly pay or cause to be paid, when due, all costs, charges and expenses incurred in connection with the construction and completion of the Repairs or Capital Replacements, and will keep the Mortgaged Property free and clear of any and all Liens other than the Lien of the Security Instrument, the Lien for real estate taxes not yet due and payable and any other junior Lien to which Lender has consented.

5.	Section 6.16 is amended and restated as follows:

6.16

Litigation; Government Proceedings. Borrower will give prompt Notice to Lender of any litigation or governmental proceedings pending or, to the best of Borrower’s knowledge, threatened in writing against Borrower or any Borrower Principal which might have a Material Adverse Effect. As and when requested by Lender, Borrower will provide Lender with written updates on the status of all litigation or governmental proceedings affecting Borrower or any Borrower Principal which might have a Material Adverse Effect.

6.	Section 7.01(c) is amended and restated as follows:

(c)	The Transfer of any Controlling Interest in Borrower or any Designated Entity for Transfers. Notwithstanding the foregoing:

(i)

changes to the board of directors (“Guarantor Board”) of Resource Apartment REIT III, Inc. will not be prohibited by this Section 7.01(c), provided that no director on the Guarantor Board may be (1) on any Prohibited Parties Lists, (2) convicted of any violation of the AML Laws, or (3) the subject of a final enforcement action relating to the AML Laws; and

(ii)	changes to the board of directors of Borrower (the “Borrower Board”) will not be prohibited by this Section 7.01(c), provided, that, all of the following conditions are satisfied:

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(A)	Resource Apartment OP III, LP continues to be the sole member of Borrower and continues to appoint the members of the Borrower Board.

(B)	Guarantor continues to directly or indirectly Control Resource Apartment OP III, LP.

(C)	No director on the Borrower Board may be (1) on any Prohibited Parties Lists, (2) convicted of any violation of the AML Laws, or (3) the subject of a final enforcement action relating to the AML Laws.

7.	Section 9.04(b) is amended and restated as follows:

(b)

Any forbearance by Lender in exercising any right or remedy under the Note, this Loan Agreement or any other Loan Document or otherwise afforded by applicable law, will not be a waiver of or preclude the exercise of any other right or remedy, or the subsequent exercise of any right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, will not be a waiver of Lender’s right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness will not constitute an election by Lender of remedies that preclude the exercise of any other right available to Lender. Lender’s receipt of any awards or proceeds under Sections 6.10 and 6.11 will not operate to cure or waive any Event of Default unless and until such awards or proceeds are applied by Lender to remedy such Event of Default and such application in fact remedies such Event of Default.

8.	Section 10.02(b) is amended and restated as follows:

(b)

Environmental Indemnity. Borrower agrees to indemnify, hold harmless and defend Indemnitees from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including Attorneys’ Fees and Costs and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

(i)	Any breach of any representation or warranty of Borrower in Section 5.05.

(ii)	Any failure by Borrower to perform any of its obligations under Section 6.12.

(iii)	The existence or alleged existence of any Prohibited Activity or Condition.

(iv)	The presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or in any of the Improvements.

(v)	The actual or alleged violation of any Hazardous Materials Law.

Notwithstanding anything in this Section 10.02 to the contrary, this Section 10.02 shall not apply to the introduction and initial release of Hazardous Materials on the

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Mortgaged Property from and after the date that the Lender acquires title and has assumed possession and control of the Mortgaged Property through power of sale, foreclosure or a deed in lieu of foreclosure (the “Transfer Date”); provided, however, that Borrower shall bear the burden of proof that the introduction and initial release of such Hazardous Materials (i) occurred subsequent to the Transfer Date, (ii) did not occur as a result of any action, or failure to act, of the Borrower or any Affiliate of Borrower, in, on, under or near the Mortgaged Property, and (iii) did not occur as a result of any Prohibited Activities or Conditions which occurred prior to the Transfer Date.

9.	The definition of “Assignment of Management Agreement” set forth in Article XII is replaced with the following:

“Assignment of Management Agreement” means the Assignment of Management Agreement, Sub-Management Agreement and Subordination of Management Fees, dated the same date as this Loan Agreement, among Borrower, Lender and Resource Apartment Manager III, LLC, as Property Manager, GREP Atlantic, LLC, as Property Sub-Manager, Resource Apartment REIT III, Inc., and Resource Apartment OP III, LP, including all schedules, riders, allonges and addenda, as such Assignment of Management Agreement may be amended from time to time, and any future Assignment of Management Agreement and Subordination of Management Fees executed in accordance with Section 6.09(d).

10.	In Article XII, the definition of “Prohibited Activity or Condition” is amended as follows:

“Prohibited Activity or Condition” means each of the following:

(i)

The presence, use, generation, release, treatment, processing, storage (including storage in above-ground and underground storage tanks), handling or disposal of any Hazardous Materials on or under the Mortgaged Property.

(ii)	The transportation of any Hazardous Materials to, from or across the Mortgaged Property.

(iii)	Any occurrence or condition on the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws.

(iv)	Any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property.

(v)	Any violation or noncompliance with the terms of any O&M Program.

However, the term “Prohibited Activity or Condition” expressly excludes lawful conditions permitted by an O&M Program or the safe and lawful use and storage of quantities of (i) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (ii) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property, ~~and~~ (iii) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property’s parking areas, and (iv) small quantities of other

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materials used in the operation of the Mortgaged Property that may be Hazardous Materials so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

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EXHIBIT C

REPAIR SCHEDULE OF WORK

Description of Repair	Completion Date (Days after Origination)
Asphaltic concrete	180
WDO treatment	180

Description of Green Improvements	Performance Specifications	Cost	Location
Lighting	LED / Lighting	$7,330	Common Area
Lighting	LED / Lighting	$19,020	Units
Lighting	LED / Lighting	$3,250	Common Area
Kitchen Aerators (67 units)	1.0 GPM	$13,358	Units
Bathroom Aerators	0.5 GPM	$3,170	Units
Showerheads	1.25 GPM	$13,200	Units

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EXHIBIT D

REPAIR DISBURSEMENT REQUEST

The undersigned requests from                                                                                                        (“Lender”) the disbursement of funds in the amount of $                     (“Disbursement Request”) from the Repair Reserve Fund established pursuant to the Multifamily Loan and Security Agreement dated                     , 20         by and between Lender and the undersigned ( “Loan Agreement”) to pay for repairs to the multifamily apartment project known as                                               and located in                                                  .

The undersigned represents and warrants to Lender that the following information and certifications provided in connection with this Disbursement Request are true and correct as of the date hereof:

1.	Purpose for which disbursement is requested:

2.	To whom the disbursement will be made (may be the undersigned in the case of reimbursement for advances and payments made or cost incurred for work done by the undersigned):

3.	Estimated costs of completing the uncompleted Repairs as of the date of this Disbursement Request:

4.	The undersigned certifies that each of the following is true:

(a)	The disbursement requested pursuant to this Disbursement Request will be used solely to pay a cost or costs allowable under the Loan Agreement.

(b)	None of the items for which disbursement is requested pursuant to this Disbursement Request has formed the basis for any disbursement previously made from the Repair Reserve Fund.

(c)

All labor and materials for which disbursements have been requested have been incorporated into the Improvements or suitably stored upon the Mortgaged Property in accordance with reasonable and standard building practices, the Loan Agreement and all applicable laws, ordinances, rules and regulations of any governmental authority having jurisdiction over the Mortgaged Property.

(d)

The materials, supplies and equipment furnished or installed for the Repairs are not subject to any Lien or security interest or that the funds to be disbursed pursuant to this Disbursement Request are to be used to satisfy any such Lien or security interest.

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5.	All capitalized terms used in this Disbursement Request without definition will have the meanings ascribed to them in the Loan Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Disbursement Request as of the day and date first above written.

BORROWER:
Date:

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EXHIBIT E

WORK COMMENCED AT MORTGAGED PROPERTY

NONE.

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EXHIBIT F

CAPITAL REPLACEMENTS

•	Carpet/vinyl flooring

•	Window treatments

•	Roofs

•	Furnaces/boilers

•	Air conditioners

•	Ovens/ranges

•	Refrigerators

•	Dishwashers

•	Water heaters

•	Garbage disposals

•	Seal coat

•	Pool and/or spa plaster/liner

•	Pool and/or spa filtration equipment

•	Other items that Lender may approve subject to any conditions that Lender may require, all in Lender’s sole and absolute discretion.

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EXHIBIT G

DESCRIPTION OF GROUND LEASE

N/A.

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EXHIBIT H

ORGANIZATIONAL CHART OF BORROWER AS OF THE DATE OF THIS LOAN AGREEMENT

RRE SUMMIT HOLDINGS, LLC
(The Summit Apartments)
Organizational Chart

RRE Summit Holdings, LLC (Borrower)
(a Delaware LLC)
Board of Directors (6)
100% Owner
Resource Apartment OP III, LP (Operating Partnership)
(a Delaware LP)
General partner
(0.1%)
Limited partner
(99.9%)
Resource Apartment Holdings III, LLC
(a Delaware LLC)
100%
Member/Manager
Resource Apartment REIT III, Inc. (Guarantor)
(a Maryland corporation)
Board of Directors (5)
97.76% Owner
2.24% Owner
Third Party
Investors (1) (2)
Resource REIT Advisor, LLC
(a Delaware LLC)
Resource Apartment Manager III, LLC
(a Delaware LLC)
100% Member
Resource Real Estate, LLC (a Delaware LLC) (3)
Resource Real Estate Holdings, LLC (a Delaware LLC) (3)
100% Member
Resource America, Inc. (a Delaware corporation) (3)
C-III Capital Partners LLC (a Delaware LLC) (4)

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RRE SUMMIT HOLDINGS, LLC

(The Summit Apartments)

Organizational Chart

Footnotes

(1)

Except as specifically identified on the organizational chart above, no individual or entity (i) holds a 25% or greater direct or indirect ownership in RRE Summit Holdings, LLC (“Borrower”) or (ii) is a non-U.S. Equity holder.

(2)

Except as specifically identified on the organizational chart above, (i) no person or entity has a collective equity interest (whether direct or indirect) of 25% or more in Borrower and (ii) no person or entity has a collective equity interest (whether direct or indirect) of 10% or more in Borrower which person or entity is either (a) an individual who is not a citizen of the United States or (b) an entity formed outside of the United States.

(3)

(i) Resource Real Estate, LLC is 100% owned by Resource Real Estate Holdings, LLC (Sole Member); (ii) Resource Real Estate Holdings, LLC is 100% owned by Resource America, Inc. (Sole Member); and (iii) Resource America, Inc. is 100% owned by C-III Capital Partners LLC (“C-III”) as the sole shareholder.

(4)

Except as specifically identified on the organizational chart above, (i) no person or entity ultimately beneficially owns 25% or more in C-III and (ii) no person or entity has a collective equity interest (whether direct or indirect) of 10% or more in C-III which person or entity is either (a) an individual who is not a citizen of the United States or (b) an entity formed outside of the United States.

(5)

Members of the Board of Directors of Resource Apartment REIT III, Inc. are elected at an annual meeting by the holders of a majority of the outstanding shares of stock. As of June 14, 2019, the board members are George E. Carleton, Alan F. Feldman, Harvey G. Magarick, Lee F. Shlifer and David Spoont.

(6)	Members of the Board of Directors of RRE Summit Holdings, LLC serve until replaced or dismissed by the member. As of June 14, 2019, the board members are George E. Carleton and Alan F. Feldman.

Multifamily Loan and Security Agreement (The Summit)	Page H-2

EXHIBIT I

DESIGNATED ENTITIES FOR TRANSFERS AND GUARANTOR(S)

Designated Entities for Transfers

•	Resource Apartment OP III, LP

•	Resource Apartment Holdings III, LLC

•	Resource Apartment REIT III, Inc.

Guarantor(s)

•	Resource Apartment REIT III, Inc.

Multifamily Loan and Security Agreement (The Summit)	Page I-1

EXHIBIT O

BORROWER’S CERTIFICATE OF

PROPERTY IMPROVEMENT ALTERATIONS COMPLETION

THIS BORROWER’S CERTIFICATE OF PROPERTY IMPROVEMENT ALTERATIONS COMPLETION (“Certificate”) is made as of _______ ___, 20___, by ______________, a ________________ (“Borrower”) for the benefit of ________________, a ________________, and it successors and assigns (collectively, “Lender”).

In connection with Section 6.09(e)(v)(G) of the Loan Agreement, Borrower certifies to Lender as follows:

[INSERT THE APPLICABLE SECTION (a) AND DELETE THE OTHER:]

[USE THE FOLLOWING IF ALL PROPERTY IMPROVEMENT ALTERATIONS THAT WERE COMMENCED HAVE BEEN COMPLETED]

(a)

All Property Improvement Alterations described in the Property Improvement Notice that were commenced have been completed. The completed Property Improvement Alterations and their completion dates are as follows:

Description of Property Improvement Alteration Commenced	Completion Date

[OR]

[USE THE FOLLOWING IF MINIMUM OCCUPANCY HAS DECREASED BELOW THE MINIMUM OCCUPANCY REQUIREMENT AND NOT ALL THE PROPERTY IMPROVEMENT ALTERATIONS THAT WERE COMMENCED HAD BEEN COMPLETED AT SUCH TIME]

(a)

All Property Improvement Alterations described in the Property Improvement Notice that resulted in individual residential units not being available for leasing that were commenced have been or will be completed in a timely manner. Such Property Improvement Alterations that were commenced and their completion dates and/or, if applicable, anticipated completion dates, are as follows:

Description of Property Improvement Alteration Commenced	Completion Date	Anticipated Completion Date	Comments

Multifamily Loan and Security Agreement (The Summit)	Page O-1

[FOR ALL LOANS:]

(b)

The completed Property Improvement Alterations were completed in a good and workmanlike manner and in compliance with all laws (including, without limitation, any and all life safety laws, environmental laws, building codes, zoning ordinances and laws for the handicapped and/or disabled)

(c)

Should Borrower intend to contest any claim or claims for labor, materials or other costs, Borrower agrees to give Lender notice within 30 days of the existence of such claim or claims and certifies to Lender that payment of the full amount which might in any event be payable in order to satisfy such claim or claims will be made.

[INSERT THE FOLLOWING IF MINIMUM OCCUPANCY HAS DECREASED BELOW THE MINIMUM OCCUPANCY REQUIREMENT]

(d)	Any additional Property Improvement Alterations not yet commenced which would cause residential units to be unavailable for leasing have been suspended.

[BORROWER SIGNATURE]

Multifamily Loan and Security Agreement (The Summit)	Page O-2

EXHIBIT P

GREEN IMPROVEMENTS VERIFICATION CERTIFICATION

THIS GREEN IMPROVEMENTS VERIFICATION CERTIFICATION (“Verification Certification”) is made as of _______ ___, 20___, by ______________, a ________________ (“Borrower”) for the benefit of ________________, a ________________, and it successors and assigns (collectively, “Lender”).

All defined terms in this Verification Certification will have the meaning given to them in the Loan Agreement.

COMPLETION VERIFICATION (to be delivered within 30 days following the Actual Completed Green Improvements Date)

In connection with Section 4.03(i)(vi) of the Loan Agreement, Borrower certifies to Lender as follows:

•	The Actual Completed Green Improvements Date is _____________;

•	The Benchmarking Data has been uploaded as of the date of this Verification Certification; and

•	The Green Improvements have been completed in accordance with the specifications recommended in the Green Assessment as follows:

Specification Performance for Item as Noted in Green Assessment		Specification Performance for Items as Installed
ITEM DESCRIPTION	QUANTITY	ITEM DESCRIPTION	QUANTITY

[BORROWER SIGNATURE]

Multifamily Loan and Security Agreement (The Summit)	P-1